                                                                  Exhibit 10.3

                                                                     EXECUTION






                      AMENDED AND RESTATED CREDIT AGREEMENT


                          DATED AS OF OCTOBER 22, 1998


                                      AMONG


                               DIMAC CORPORATION,
                                  AS BORROWER,


                              DIMAC HOLDINGS, INC.,
                                 AS A GUARANTOR,


                           THE LENDERS LISTED HEREIN,
                                   AS LENDERS,


                           CREDIT SUISSE FIRST BOSTON,
                             AS ADMINISTRATIVE AGENT
                                  AND ARRANGER,

                            WARBURG DILLON READ LLC,
                              AS SYNDICATION AGENT,

                                       AND

                           FIRST UNION NATIONAL BANK,
                             AS DOCUMENTATION AGENT

                                DIMAC CORPORATION

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                   Page
                                        SECTION 1.
                                        DEFINITIONS.................................................  2

      1.1      Certain Defined Terms................................................................  2
      1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations
               Under Agreement...................................................................... 39
      1.3      Other Definitional Provisions........................................................ 39

                                        SECTION 2.
                        AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.................................. 39
      2.1      Commitments; Loans................................................................... 39
      2.2      Interest on the Loans................................................................ 48
      2.3      Fees................................................................................. 52
      2.4      Repayments, Prepayments and Reductions in Commitments; General
               Provisions Regarding Payments........................................................ 53
      2.5      Use of Proceeds...................................................................... 63
      2.6      Special Provisions Governing Eurodollar Rate Loans................................... 64
      2.7      Increased Costs; Taxes; Capital Adequacy............................................. 66
      2.8      Obligation of Lenders and Issuing Lenders to Mitigate................................ 70

                                        SECTION 3.
                                     LETTERS OF CREDIT.............................................. 71
      3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations
               Therein.............................................................................. 71
      3.2      Letter of Credit Fees................................................................ 74
      3.3      Drawings and Payments and Reimbursement of Amounts Drawn or Paid
               Under Letters of Credit.............................................................. 75
      3.4      Obligations Absolute................................................................. 77
      3.5      Indemnification; Nature of Issuing Lender's Duties................................... 78
      3.6      Increased Costs and Taxes Relating to Letters of Credit.............................. 80

                                        SECTION 4.
                         CONDITIONS TO LOANS AND LETTERS OF CREDIT.................................. 81
      4.1      Conditions to Effectiveness of Amendment and Restatement............................. 81
      4.2      Conditions to All Loans.............................................................. 87
      4.3      Conditions to Letters of Credit...................................................... 88




                                       (i)



                                                                                                   Page


                                        SECTION 5.
                              REPRESENTATIONS AND WARRANTIES........................................ 89
      5.1      Organization, Powers, Qualification, Good Standing, Business and
               Subsidiaries......................................................................... 89
      5.2      Authorization of Borrowing, etc...................................................... 90
      5.3      Financial Condition; Projections..................................................... 91
      5.4      No Material Adverse Change; No Restricted Junior Payments............................ 92
      5.5      Title to Properties; Liens; Real Property............................................ 93
      5.6      Litigation; Adverse Facts............................................................ 93
      5.7      Payment of Taxes..................................................................... 94
      5.8      Performance of Agreements; Materially Adverse Agreements............................. 94
      5.9      Governmental Regulation.............................................................. 94
      5.10     Securities Activities................................................................ 94
      5.11     Employee Benefit Plans............................................................... 94
      5.12     Certain Fees......................................................................... 95
      5.13     Environmental Protection............................................................. 95
      5.14     Employee Matters..................................................................... 97
      5.15     Solvency............................................................................. 97
      5.16     Related Agreements................................................................... 97
      5.17     Disclosure........................................................................... 97
      5.18     Subordination of Subordinated Indebtedness........................................... 98
      5.19     Year 2000 Problems................................................................... 98

                                        SECTION 6.
                                   AFFIRMATIVE COVENANTS............................................ 99
      6.1      Financial Statements and Other Reports............................................... 99
      6.2      Corporate Existence..................................................................104
      6.3      Payment of Taxes and Claims; Tax Consolidation.......................................104
      6.4      Maintenance of Properties; Insurance.................................................104
      6.5      Inspection; Lender Meeting...........................................................105
      6.6      Compliance with Laws, etc............................................................105
      6.7      Environmental Disclosure and Inspection..............................................105
      6.8      Company's Remedial Action Regarding Hazardous Materials..............................107
      6.9      Execution of Subsidiary Guaranty and Collateral Documents by Subsidiar-
               ies and Future Subsidiaries..........................................................107
      6.10     Interest Rate Protection.............................................................108
      6.11     Further Assurances...................................................................108
      6.12     Conforming Leasehold Interests; Matters Relating to Additional Real
               Property Collateral..................................................................109
      6.13     Year 2000 Problems...................................................................111



                                      (ii)


                                                                                                   Page

                                        SECTION 7.
                                    NEGATIVE COVENANTS..............................................112
      7.1      Indebtedness.........................................................................112
      7.2      Liens and Related Matters............................................................113
      7.3      Investments; Joint Ventures..........................................................115
      7.4      Contingent Obligations...............................................................116
      7.5      Restricted Junior Payments...........................................................117
      7.6      Financial Covenants..................................................................117
      7.7      Restriction on Fundamental Changes; Asset Sales......................................121
      7.8      Sales and Lease-Backs................................................................122
      7.9      Sale or Discount of Receivables......................................................123
      7.10     Transactions with Shareholders and Affiliates........................................123
      7.11     Disposal of Subsidiary Stock.........................................................123
      7.12     Conduct of Business of Company.......................................................123
      7.13     Amendments or Waivers of Related Agreements..........................................124
      7.14     Fiscal Year..........................................................................124
      7.15     Conduct of Business of Holdings......................................................124

                                        SECTION 8.
                                     EVENTS OF DEFAULT..............................................125
      8.1      Failure to Make Payments When Due....................................................125
      8.2      Default in Other Agreements..........................................................125
      8.3      Breach of Certain Covenants..........................................................125
      8.4      Breach of Warranty...................................................................126
      8.5      Other Defaults Under Loan Documents..................................................126
      8.6      Involuntary Bankruptcy; Appointment of Receiver, etc.................................126
      8.7      Voluntary Bankruptcy; Appointment of Receiver, etc...................................126
      8.8      Judgments and Attachments............................................................127
      8.9      Dissolution..........................................................................127
      8.10     Employee Benefit Plans...............................................................127
      8.11     Change in Control....................................................................127
      8.12     Invalidity of Guaranties.............................................................128
      8.13     Failure of Security..................................................................128

                                        SECTION 9.
                                          AGENTS....................................................129
      9.1      Appointment..........................................................................129
      9.2      Powers; General Immunity.............................................................131
      9.3      Representations and Warranties; No Responsibility For Appraisal of
               Creditworthiness.....................................................................132
      9.4      Right to Indemnity...................................................................132
      9.5      Successor Administrative Agent and Swing Line Lender.................................133
      9.6      Collateral Documents.................................................................133



                                      (iii)


                                                                                                   Page

                                        SECTION 10.
                                       MISCELLANEOUS................................................134
      10.1     Assignments and Participations in Loans, Letters of Credit...........................134
      10.2     Expenses.............................................................................137
      10.3     Indemnity............................................................................137
      10.4     Set-Off; Security Interest in Deposit Accounts.......................................138
      10.5     Ratable Sharing......................................................................139
      10.6     Amendments and Waivers...............................................................139
      10.7     Independence of Covenants............................................................141
      10.8     Notices..............................................................................141
      10.9     Survival of Representations, Warranties and Agreements...............................142
      10.10    Failure or Indulgence Not Waiver; Remedies Cumulative................................142
      10.11    Marshalling; Payments Set Aside......................................................142
      10.12    Severability.........................................................................142
      10.13    Obligations Several; Independent Nature of Lenders' Rights...........................143
      10.14    Maximum Amount.......................................................................143
      10.15    Headings.............................................................................144
      10.16    Applicable Law.......................................................................144
      10.17    Successors and Assigns...............................................................144
      10.18    Consent to Jurisdiction and Service of Process.......................................144
      10.19    Waiver of Jury Trial.................................................................145
      10.20    Confidentiality......................................................................146
      10.21    Counterparts; Effectiveness..........................................................146

Signature pages.....................................................................................S-1


                                      (iv)

                                    EXHIBITS



I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III               FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV                FORM OF TERM A NOTE
V                 FORM OF TERM B NOTE
VI                FORM OF TERM C NOTE
VII               FORM OF REVOLVING NOTE
VIII              FORM OF SWING LINE NOTE
IX                FORM OF SUBSIDIARY GUARANTY
X                 FORM OF HOLDINGS GUARANTY
XI                FORM OF PLEDGE AGREEMENT
XII               FORM OF SECURITY AGREEMENT
XIII              FORM OF COMPLIANCE CERTIFICATE
XIV               [Intentionally Deleted]
XV                [Intentionally Deleted]
XVI               FORM OF ASSIGNMENT AGREEMENT
XVII              FORM OF COLLATERAL ACCOUNT AGREEMENT
XVIII             FORM OF CERTIFICATE OF NON-BANK STATUS
XIX               FORM OF PERMITTED SELLER PAPER
XX                FORM OF MORTGAGE
XXI               FORM OF ACKNOWLEDGEMENT AND CONSENT


                                       (v)

                                    SCHEDULES


1.1(i)            ADDBACKS TO EBITDA
1.1(ii)           CERTAIN EARN OUT AGREEMENTS
2.1               LENDERS' COMMITMENTS AND PRO RATA SHARES
3.1               EXISTING LETTERS OF CREDIT
4.1H              CLOSING DATE MORTGAGED PROPERTIES AND CERTAIN LEASEHOLD
                  INTERESTS
4.1S              CORPORATE STRUCTURE; CAPITAL STRUCTURE; OWNERSHIP
5.1               SUBSIDIARIES OF COMPANY
5.5               CERTAIN REAL PROPERTY MATTERS
5.11              CERTAIN EMPLOYEE BENEFIT PLANS
7.1               CERTAIN EXISTING INDEBTEDNESS
7.2A              CERTAIN EXISTING LIENS
7.4               CERTAIN EXISTING CONTINGENT OBLIGATIONS
7.6C              EARN OUT AMOUNTS
7.6E              STIPULATED CONSOLIDATED ADJUSTED EBITDA
7.7               PERMITTED SALES OF ASSETS
7.8               CERTAIN EXCLUDED SALE LEASE-BACKS



                                      (vi)

                                                                       EXECUTION



                                DIMAC CORPORATION

                      AMENDED AND RESTATED CREDIT AGREEMENT



         This AMENDED AND RESTATED CREDIT AGREEMENT is dated as of October 22, 1998 and entered into by and among DIMAC CORPORATION, a Delaware corporation (formerly known as DMAC Acquisition Corp.; the "Company"), DIMAC HOLDINGS, INC., a Delaware corporation (formerly known as DMAC Holdings, Inc.; "Holdings"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), and as arranger (in such capacity, "Arranger"), WARBURG DILLON READ LLC ("WDR"), as syndication agent (in such capacity, "Syndication Agent"), and FIRST UNION NATIONAL BANK ("First Union"), as documentation agent (in such capacity, "Documentation Agent").


                                 R E C I T A L S

         WHEREAS, Holdings, Company, and certain of the Lenders are parties to that certain Credit Agreement dated as of June 26, 1998, as amended on July 29, 1998 (as so amended and as it may be heretofore have been further amended, supplemented or otherwise modified, the "Existing Credit Agreement"), pursuant to which those Lenders agreed to extend certain facilities to Company the proceeds of which, together with the proceeds of the Equity Contribution (capitalized terms used in these Recitals without definition shall have the respective meanings assigned in subsection 1.1 hereof), were used to finance the purchase price for the DIMAC Shares payable in connection with the DIMAC Acquisition, to finance the AmeriComm Merger Consideration, to refinance certain Indebtedness of DIMAC and its Subsidiaries, to pay related transaction fees and expenses and to provide financing for working capital and other general corporate purposes (including acquisitions) of Company and its Subsidiaries;

         WHEREAS, Company and Holdings desire that the Lenders amend and restate the Existing Credit Agreement in its entirety: (i) to set forth in greater detail certain amendments that were made to the Existing Credit Agreement by the First Amendment, pursuant to which the loans and commitments under the Existing Credit Agreement were reallocated among the existing Term A Loan facility, the existing Term B Loan facility and a newly created Term C Loan facility; (ii) to increase the Term B Loan facility by an aggregate principal amount of $10,000,000 and the Term C Loan facility by an aggregate principal amount of $10,000,000, the proceeds of such additional Term B Loans and such additional Term C Loans to be used to repay certain Indebtedness incurred in connection with the AmeriComm Acquisition and to pay transaction fees and expenses related to such refinancing; and (iii) to make certain other changes as more fully set forth herein, which amendment and restatement shall become effective upon satisfaction of the conditions precedent set forth herein;

         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to be evidence or constitute repayment of all or any portion of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the Obligations of Company outstanding thereunder; and

         WHEREAS, it is the intent of Loan Parties to confirm that all Obligations of Loan Parties under the other Loan Documents shall continue in full force and effect and that, from and after the Effective Date, all references to the "Credit Agreement" contained therein shall be deemed to refer to this Agreement:

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Holdings, Lenders and Agents agree that on the Effective Date the Existing Credit Agreement shall be amended and restated in its entirety as follows:


                                   SECTION 1.
                                   DEFINITIONS

1.1      Certain Defined Terms.

         The following terms used in this Agreement shall have the following meanings:

                  "Acknowledgement and Consent" means that certain Acknowledgement and Consent executed by Company, Holdings and the Subsidiary Guarantors dated as of the Effective Date and substantially in the form of Exhibit XXI annexed hereto, as such Acknowledgement and Consent may be amended, restated, supplemented or otherwise modified from time to time.

                  "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

                  "Affected Class" has the meaning assigned to that term in subsection 10.6.

                  "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any

         Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agents" means Administrative Agent, Syndication Agent, Arranger and Documentation Agent.

                  "Agreement" means this Amended and Restated Credit Agreement dated as of October 22, 1998, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "AmeriComm" means AmeriComm Direct Marketing, Inc. a Delaware corporation (formerly known as National Fiberstok Corporation).

                  "AmeriComm Acquisition" means the transactions contemplated by the AmeriComm Acquisition Agreement.

                  "AmeriComm Acquisition Agreement" means that certain Agreement and Plan of Merger dated as of May 18, 1998, by and among Company, Merger Corp. and AmeriComm Holdings, as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.13A.

                  "AmeriComm Holdings" means AmeriComm Holdings, Inc., a Delaware corporation (formerly known as DEC International, Inc.).

                  "AmeriComm Merger" means the merger of Merger Corp. with and into AmeriComm Holdings in accordance with the terms of the AmeriComm Acquisition Agreement and the Certificate of Merger, with AmeriComm Holdings being the surviving corporation in such merger.

                  "AmeriComm Merger Consideration" means the aggregate of all amounts necessary to finance the AmeriComm Merger.

                  "Anniversary" means each of the dates that is an anniversary of the Closing Date.

                  "Applicable Base Rate Margin" means, (i) from the Closing Date until the later of (x) the delivery of financial statements for the period ending September 30, 1998 as required pursuant to subsection 6.1(ii) and (y) the date which is six months after the Effective Date, 1.75% per annum for Term A Loans and Revolving Loans, 2.25% per annum for Term B Loans and 2.50% per annum for Term C Loans, and (ii) thereafter, a percentage per annum determined by reference to the Leverage Ratio as set forth below:


                                     Applicable           Applicable           Applicable
                                     Base Rate            Base Rate            Base Rate
        Leverage Ratio               Margin for             Margin               Margin
                                       Term A                for                  for
                                     Loans and              Term B               Term C
                                     Revolving              Loans                Loans
                                       Loans
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

5.0:1.0 or greater                     1.75%                2.25%                2.50%
-----------------------------------------------------------------------------------------------
4.5:1.0 or greater,                    1.50%                2.25%                2.50%
but less than 5.0:1.0
-----------------------------------------------------------------------------------------------
4.0:1.0 or greater,
but less than 4.5:1.0                  1.25%                2.00%                2.25%
-----------------------------------------------------------------------------------------------
less than 4.0:1.0                      1.00%                2.00%                2.25%


         The Applicable Base Rate Margin shall be determined by reference to the Leverage Ratio in effect from time to time; provided, however, that (x) no change in the Applicable Base Rate Margin shall be effective until the date on which Administrative Agent receives financial statements pursuant to subsection 6.1(ii) and an Officer's Certificate calculating the Leverage Ratio (or the date of conclusion of the period referred to in clause (i) of this definition, if later), and (y) the Applicable Base Rate Margin shall be 1.75% in the case of Term A Loans and Revolving Loans, 2.25% in the case of Term B Loans and 2.50% in the case of Term C Loans for so long (but only for so long) as Company has not submitted to Administrative Agent the information described in clause (x) of this proviso as and when required under subsection 6.1(ii).

                  "Applicable Commitment Fee Percentage" means, (i) from the Closing Date until the later of (x) the delivery of financial statements for the period ending September 30, 1998 as required pursuant to subsection 6.1(ii) and (y) the date which is six months after the Effective Date, 0.50% per annum, and (ii) thereafter, a percentage per annum determined by reference to the Leverage Ratio as set forth below:



                                        Applicable Commitment
       Leverage Ratio                       Fee Percentage
-------------------------------------------------------------------------
-------------------------------------------------------------------------

4.0:1.0 or greater                     0.50%
-------------------------------------------------------------------------
less than 4.0:1.0                      0.375%


         The Applicable Commitment Fee Percentage shall be determined by reference to the Leverage Ratio in effect from time to time; provided, however, that (x) no change in the Applicable Commitment Fee Percentage shall be effective until the date on which

         Administrative Agent receives financial statements pursuant to subsection 6.1(ii) and an Officer's Certificate calculating the Leverage Ratio (or the date of conclusion of the period referred to in clause (i) of this definition, if later), and (y) the Applicable Commitment Fee Percentage shall be 0.50% for so long (but only for so long) as Company has not submitted to Administrative Agent the information described in clause (x) of this proviso as and when required under subsection 6.1(ii).

                  "Applicable Eurodollar Rate Margin" means, (i) from the Closing Date until the later of (x) the delivery of financial statements for the period ending September 30, 1998 as required pursuant to subsection 6.1(ii) and (y) the date which is six months after the Effective Date, 2.75% per annum for Term A Loans and Revolving Loans, 3.25% per annum for Term B Loans and 3.50% per annum for Term C Loans, and (ii) thereafter, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

                                   Applicable           Applicable           Applicable
                                   Eurodollar           Eurodollar           Eurodollar
       Leverage Ratio                 Rate                 Rate                 Rate
                                   Margin for             Margin               Margin
                                     Term A                for                  for
                                   Loans and              Term B               Term C
                                   Revolving              Loans                Loans
                                     Loans
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
5.0:1.0 or greater                   2.75%                3.25%                3.50%
---------------------------------------------------------------------------------------------
4.5:1.0 or greater,                  2.50%                3.25%                3.50%
but less than
5.0:1.0
---------------------------------------------------------------------------------------------
4.0:1.0 or greater,
but less than                        2.25%                3.00%                3.25%
4.5:1.0
---------------------------------------------------------------------------------------------
less than 4.0:1.0                    2.00%                3.00%                3.25%



         The Applicable Eurodollar Rate Margin shall be determined by reference to the ratio in effect on the first day of the Interest Period for the applicable Eurodollar Rate Loan; provided, however, that (x) no change in the Applicable Eurodollar Rate Margin shall be effective until the date on which Administrative Agent receives financial statements pursuant to subsection 6.1(ii) and an Officer's Certificate calculating the Leverage Ratio (or the date of conclusion of the period referred to in clause (i) of this definition, if later), and (y) the Applicable Eurodollar Rate Margin shall be 2.75% in the case of Term A Loans and Revolving Loans, 3.25% in the case of Term B Loans and 3.50% in the case of Term C Loans for so long (but only for so long) as Company has not submitted to Administrative Agent the information described in clause (x) of this proviso as and when required under subsection 6.1(ii).

                  "Applicable Laws" means, collectively, all statutes, laws, rules, regulations, ordinances, decisions, writs, judgments, decrees, and injunctions of any federal, state or local governmental authority, agency or court affecting any Loan Party or the Collateral or any part thereof, whether now or hereafter enacted and in force, and all Governmental Authorizations relating thereto, and all covenants, conditions, and restrictions contained in any instruments, either of record or known to any Loan Party, at any time in force affecting any Real Property Asset or any part thereof, including any such covenants, conditions and restrictions which may (i) require improvements, repairs or alterations in or to such Real Property Asset or any part thereof or
         (ii) in any way limit the use and enjoyment thereof; for the purpose of usury, Applicable Laws means the law of the State of New York applicable to maximum rates of interest.

                  "Arranger" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person (other than Company or any of its wholly owned Subsidiaries) of (i) any of the stock of any of Company's Subsidiaries, (ii) all or substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or
         (iii) any other assets other than (w) sales of assets in the ordinary course of business, (x) sales of obsolete equipment, (y) sales of assets that are replaced in the ordinary course of business with other similar assets used in the business of Company and its Subsidiaries and
         (z) any such other assets to the extent that the aggregate value of such assets sold (determined in good faith by the board of directors of Company) is equal to $500,000 or less in any one Fiscal Year.

                  "Assigned Rights and Obligations" has the meaning assigned to that term in subsection 2.1F.

                  "Assignment Agreement" means an assignment agreement in substantially the form of Exhibit XVI annexed hereto or in such other form as may be approved by Administrative Agent.

                  "Assignment of Rents and Leases" means each Assignment of Rents and Leases executed and delivered by any Loan Party in favor of Administrative Agent for the benefit of Administrative Agent and the Lenders in such form as shall be approved by Administrative Agent in its reasonable discretion, in each case with such changes thereto as may be reasonably recommended by Administrative Agent's local counsel based on local laws or customary practice, as any such Assignment of Rents and Leases may heretofore have been or hereafter may be amended, restated, supplemented, consolidated, extended or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled

         "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "Base Rate" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, with respect to matters relating to Eurodollar Rate Loans, the term "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London, England, are authorized or required by law to close.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a Deposit Account.

                  "Cash Equivalents" means (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, issued by any Lender or any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $250,000,000 (each Lender and each such commercial bank being herein called a "Cash Equivalent Bank"); and (v) Eurodollar time deposits having a maturity of less than one year purchased directly from any Cash Equivalent Bank (provided such deposit is with such Cash Equivalent Bank or any other Cash Equivalent Bank).

                  "Cash Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale.

                  "Certificate of Merger" means the Certificate of Merger dated as of June 26, 1998 by and between Merger Corp. and AmeriComm Holdings, in the form delivered to Agents and Lenders prior to or concurrently with their execution of the Existing Credit Agreement and as such Certificate of Merger may heretofore have been or hereafter may be amended from time to time thereafter to the extent permitted under subsection 7.13A.

                  "Certificate of Non-Bank Status" means a certificate substantially in the form of Exhibit XVIII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                  "Class" means each of the following four classes of Lenders:
         (i) Lenders having Term A Loan Exposure, (ii) Lenders having Term B Loan Exposure, (iii) Lenders having Term C Loan Exposure and (iv) Lenders having Revolving Loan Exposure.

                  "Closing Date" means June 26, 1998.

                  "Closing Date Mortgaged Property" means each Real Property Asset listed in Part A of Schedule 4.1H annexed hereto

                  "Closing Date Mortgages" means the Mortgages delivered pursuant to subsection 4.1H of the Existing Credit Agreement.

                  "Collateral" means all of the properties and assets (including capital stock) in which Liens are purported to be granted by the Collateral Documents.

                  "Collateral Account" has the meaning assigned to that term in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement executed and delivered by Company and Administrative Agent on the Closing Date, substantially in the form of Exhibit XVII annexed hereto, pursuant to which Company may pledge cash to Administrative Agent to secure the obligations of Company to reimburse Issuing Lenders for payments made under one or more Letters of Credit as provided in subsection 3.3C and in Section 8, as such Collateral Account Agreement may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time.

                  "Collateral Documents" means the Pledge Agreement, the Security Agreement, the Collateral Account Agreement, the Mortgages, the Assignments of Rents and Leases, and any other documents, instruments or agreements delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant or perfect liens on any assets of such Loan Party as security for the Obligations.

                  "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

                  "Commitments" means (i) with respect to the period prior to the Effective Date, the commitments of Lenders to make Loans as set forth in subsection 2.1A of the Existing Credit Agreement and (ii) thereafter, the commitments of Lenders to make Loans as set forth in subsection 2.1A of this Agreement.

                  "Company" has the meaning assigned to that term in the introduction to this Agreement.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit XIII annexed hereto delivered to Administrative Agent by Company pursuant to subsection 6.1(iv).

                  "Conforming Leasehold Interest" means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of Administrative Agent (which writing has been delivered to Administrative Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to the matters requested by Administrative Agent, which interest, if a subleasehold or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

                  "Condemnation Proceeds" has the meaning assigned to that term in subsection
         2.4B(iii)(d).

                  "Consent Solicitation" means the solicitation by AmeriComm, from the holders of outstanding Existing Senior Notes, of consents to certain amendments to the Existing Senior Note Indenture, the terms and conditions of which consents and amendments shall be as described in the Debt Tender Offer Materials and shall otherwise be in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "Consolidated Adjusted EBITDA" means, for any period, the sum (without duplication) of the amounts for such period (as determined for Company and its Subsidiaries on a consolidated basis and in accordance with subsection 7.6E(ii), if applicable) of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income, (vii) all one-time cash compensation payments made in connection with the Acquisition, and (viii) those items described on
         Schedule 1.1(i) annexed hereto, less (a) other non-cash items increasing Consolidated Net Income, (b) to the extent not otherwise deducted in determining Consolidated Net Income, any payments made under Permitted Earn Out Agreements entered into on or after the Closing Date and Management Fees, and (c) any payments (net of indemnification) by Company and its Subsidiaries of any demands, obligations, interest, penalties, suits, judgments, orders, liabilities, debts, claims, actions, causes of action, costs and expenses (including legal, consultants' and witness' fees) in connection with the postal inspection service investigation disclosed on Schedule 5.14 of the DIMAC Acquisition Agreement. With respect to the determination of Consolidated Adjusted EBITDA for any period prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Adjusted EBITDA shall be calculated for certain Fiscal Quarters in the manner set forth in subsection 7.6E(i).

                  "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "purchases of property, plant or equipment" (excluding acquisitions permitted under subsection 7.7(vii)) or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries.

                  "Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash, Cash Equivalents and deferred income taxes to the extent otherwise included in current assets.

                  "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, other than (i) any liabilities that are the current portion of Indebtedness classified as long term liabilities in conformity with GAAP and (ii) deferred income taxes to the extent otherwise included in current liabilities.

                  "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled cash repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Interest Expense, (d) to the extent not included in Consolidated Capital Expenditures, the cash portion of the aggregate purchase price of acquisitions permitted under subsection 7.7(vii) during such period (net of any proceeds of any related financings with respect to such acquisitions), (e) any Cash payments made during such period with respect to items set forth on Schedule 1.1(i) annexed hereto, and (f) the provision for taxes based on income of Company and its Subsidiaries and paid in cash with respect to such period.

                  "Consolidated Fixed Charges" means, for any period, an amount equal to the sum, without duplication, of the amounts for such period as determined for Company and its Subsidiaries on a consolidated basis of (i) scheduled repayments of principal of all

         Indebtedness (as reduced by prepayments thereon previously made), (ii) Consolidated Interest Expense, (iii) Consolidated Capital Expenditures (other than Designated Capital Expenditures), and (iv) the portion of taxes based on income actually paid in Cash. With respect to the calculation of Consolidated Fixed Charges for any period prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Fixed Charges shall only include those amounts otherwise included pursuant to the foregoing sentence from the Closing Date through the date of determination, except that Consolidated Interest Expense shall be calculated for such period in the manner described in the definition of Consolidated Interest Expense.

                  "Consolidated Interest Expense" means, for any period (as determined for Company and its Subsidiaries on a consolidated basis and in accordance with subsection 7.6E(ii), if applicable), total interest expense (including that portion attributable to Capital Leases in accordance with GAAP) payable in cash, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, (i) any amounts referred to in subsection 2.3 of the Existing Credit Agreement payable to Agents or Lenders on or before the Closing Date and (ii) any amortized Transaction Costs. With respect to the determination of Consolidated Interest Expense for any period prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Interest Expense shall be calculated on an annualized basis for the period from the Closing Date through the date of determination in the manner set forth in the proviso to subsection 7.6A.

                  "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded therefrom
         (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

                  "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all outstanding Indebtedness (excluding Permitted Earn Out Agreements entered into on or after the Closing Date) of Company and its Subsidiaries on a consolidated basis as determined in conformity with GAAP.

                  "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person
         (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "Continuing Director" shall mean, as of any date of determination, any member of the Board of Directors of Company who (i) was a member of such Board of Directors on the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote (directly or indirectly) of the MDC Entities.

                  "Contractual Obligation" means, as applied to any Person, any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "Corporate Loan Party" means any Loan Party which is a corporation.

                  "CSFB" means Credit Suisse First Boston.

                  "Cutoff Date" has the meaning assigned to that term in subsection 2.4C(iii).

                  "Debt Tender Offer" means the offer by Company or any of its Subsidiaries to repurchase up to and including 100% of the outstanding Existing Senior Notes after the Closing Date pursuant to the Debt Tender Offer Materials.

                  "Debt Tender Offer Materials" means an offer to purchase and other consent solicitation materials relating to the Debt Tender Offer and any accompanying consent and letter of transmittal.

                  "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

                  "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Designated Capital Expenditures" means Consolidated Capital Expenditures in an aggregate amount not in excess of $7,500,000 made during the period from the Closing Date to December 31, 1999, to the extent such Consolidated Capital Expenditures represent expenditures of Company and its Subsidiaries deferred from periods prior to the Closing Date.

                  "DIMAC" means DIMAC Marketing Corporation, a Delaware corporation.

                  "DIMAC Acquisition" means the transactions contemplated by the DIMAC Acquisition Agreement.

                  "DIMAC Acquisition Agreement" means that certain Stock Purchase Agreement dated as of May 17, 1998, by and between Company and Heritage, as in effect on the Closing Date and as such agreement may thereafter have been or may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.13A.

                  "DIMAC Shares" means the outstanding capital stock of DIMAC as of the Closing Date.

                  "Documentation Agent" has the meaning assigned to that term in the Introduction to this Agreement.

                  "Dollars" and the sign "$" mean the lawful money of the United States of America.

                  "Effective Date" means the date on or before October , 1998 on which the conditions precedent set forth in subsection 4.1 are met and this Agreement becomes effective.

                  "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iii) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities
         Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through (iii) above) that is reasonably acceptable to Administrative Agent; and
         (B) any Lender and any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed by the same investment advisor as such Lender, or by an Affiliate of such investment advisor; provided that no Affiliate of Company shall be an Eligible Assignee.

                  "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to ERISA and which is maintained or contributed to by Company or any of its ERISA Affiliates.

                  "Environmental Claim" means any written accusation, allegation, notice of violation, claim, demand, abatement order or other order or direction (conditional or otherwise) by any governmental authority or any Person for any damage, including, without limitation, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to Company, any of its Subsidiaries, any of their respective Affiliates that are directly or indirectly controlled by Company, or any Facility.

                  "Environmental Laws" means all laws, statutes, ordinances, orders, rules, regulations, plans, policies or decrees relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, public health and safety, industrial hygiene or protection of wetlands, applicable to and binding upon Company or any of its Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
         Section 9601 et seq.), the Hazardous Materials Transportation Act
         (49

         U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act
         (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

                  "Equity Contribution" means the equity contribution on the Closing Date by Holdings of $100,000,000 in cash to Company.

                  "Equity Proceeds" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any equity Securities of Holdings or Company after the Effective Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) solely for purposes of obligations under Section 412 of the Internal Revenue Code or under the applicable sections set forth in Section 414(t)(2) of the Internal Revenue Code, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

                  "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043(c) of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation or with respect to which no penalty will be assessed by the PBGC for failure to satisfy such notice requirements); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
         (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA;
         (iv) the withdrawal by Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting, in either case, in liability pursuant to Section 4063 or 4064 of ERISA, respectively; (v) the institution by the PBGC of proceedings to terminate any Pension Plan pursuant to Section 4042 of ERISA; (vi) the imposition of liability on Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan resulting in withdrawal liability pursuant to
         Section 4201 of ERISA, or the receipt by Company or any of its ERISA Affiliates of written notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4042 of ERISA or under Section 4041A of ERISA if such termination would result in liability to Company or any of its ERISA Affiliates; (viii) the imposition on Company or any of its ERISA Affiliates of fines, penalties or taxes under Chapter 43 of the Internal Revenue Code or under Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the disqualification by the Internal Revenue Service of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue
         Code) under Section 401(a) of the Internal Revenue Code, or the determination by the Internal Revenue Service that any trust forming part of any Pension Plan fails to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (x) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "Eurocurrency Reserve Requirements" means, for each Interest Period for each Eurodollar Rate Loan, the highest reserve percentage applicable to any Lender during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System or any successor for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement), with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period.

                  "Eurodollar Base Rate" means the rate per annum determined by Administrative Agent at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing) by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Reference Lenders at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to Administrative

         Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Lender.

                  "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Reserve Adjusted Eurodollar Rate as provided in subsection 2.2A.

                  "Event of Default" means each of the events set forth in
         Section 8.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Existing AmeriComm Credit Agreement" means that certain Credit Agreement dated as of June 28, 1996 by and among AmeriComm, the guarantors named therein, the lenders party thereto, and Heller Financial, Inc., as agent, as amended to the Closing Date and as such agreement may have been or may be further amended, supplemented or otherwise modified from time to time.

                  "Existing Credit Agreement" has the meaning assigned to that term in the Recitals to this Agreement.

                  "Existing Lenders" means the "Lenders" party to the Existing Credit Agreement on the Effective Date immediately before the effectiveness hereof.

                  "Existing Letters of Credit" has the meaning assigned to that term in subsection 3.1.

                  "Existing Loan" or "Existing Loans" means, as the context requires, one or more of the Existing Term A Loans, Existing Term B Loans, Existing Term C Loans, or Existing Revolving Loans or any combination thereof.

                  "Existing Revolving Loan" or "Existing Revolving Loans" means Revolving Loans (as defined in the Existing Credit Agreement) outstanding on the Effective Date.

                  "Existing Senior Notes" means AmeriComm's $100,000,000 in original aggregate principal amount of 11-5/8% Senior Notes due 2002, Series B issued pursuant to the Existing Senior Note Indenture.

                  "Existing Senior Note Indenture" means that certain Indenture dated as of June 15, 1996 pursuant to which the Existing Senior Notes were issued by AmeriComm, as such Indenture may heretofore have been or hereafter may be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.13A.

                  "Existing TCW Notes" means the $35,000,000 in original aggregate principal amount of AmeriComm Holdings' 12-1/2% Senior Notes due April 24, 2003.

                  "Existing Term A Loan" or "Existing Term A Loans" means the Term A

         Loans (as defined in the Existing Credit Agreement) outstanding on the Effective Date.

                  "Existing Term B Loan" or "Existing Term B Loans" means the Term B Loans (as defined in the Existing Credit Agreement) outstanding on the Effective Date.

                  "Existing Term C Loan" or "Existing Term C Loans" means the Term C Loans (as defined in the Existing Credit Agreement) outstanding on the Effective Date.

                  "Existing Term Loans" means the Existing Term A Loans, the Existing Term B Loans and the Existing Term C Loans.

                  "Facilities" means any and all real property (including, without limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries (but only as to portions of buildings actually leased or used) or any of their respective predecessors or any of their respective Affiliates that are directly or indirectly controlled by Company.

                  "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "First Amendment" means that certain First Amendment to Credit Agreement dated as of July 28, 1998, by and among Company, Holdings, Administrative Agent, Arranger, Syndication Agent and Lenders.

                  "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the most senior Lien (other than Permitted Encumbrances and other Liens permitted pursuant to subsection 7.2A to the extent not perfected by filing of any UCC financing statements) to which such Collateral is subject.

                  "First Union" means First Union National Bank.

                  "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

                  "Fiscal Year" means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year.

                  "Flood Hazard Property" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "Funding and Payment Office" means the office of Administrative Agent located at 11 Madison Avenue, New York, New York 10010 (or such office of Administrative Agent or any successor Administrative Agent specified by Administrative Agent or such successor Administrative Agent in a written notice to Loan Parties and Lenders).

                  "Funding Date" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination and specifically, terms used herein applicable to Company and its Subsidiaries defined by reference to GAAP shall give effect to the subtraction of minority interests.

                  "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "Guaranty" means, individually, the Subsidiary Guaranty, the Holdings Guaranty or any other guaranty of the Obligations, and "Guaranties" means, collectively, the Subsidiary Guaranty, the Holdings Guaranty and each other guaranty of the Obligations.

                  "Guarantor" means, individually, the Subsidiary Guarantors, Holdings or any other guarantor of the Obligations, and "Guarantors" means, collectively, the Subsidiary Guarantors, Holdings and each other guarantor of the Obligations.

                  "Hazardous Materials" means (i) any chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "infectious waste", "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) asbestos in any form; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

                  "Heritage" means Heritage Media Corporation, a Delaware corporation.

                  "Holdings" has the meaning assigned to that term in the introduction to this Agreement.

                  "Holdings Guaranty" means the Holdings Guaranty, substantially in the form of Exhibit X annexed hereto, executed and delivered by Holdings on the Closing Date, as such Holdings Guaranty may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time.

                  "Holdings Note Exchange Offer" means the offer by Holdings to the holders of outstanding existing Holdings Notes or outstanding existing Holdings PIK Notes, to exchange such existing Holdings Notes or existing Holdings PIK Notes for "Series B Notes" in accordance with (and as such term is defined in) the terms of the Holdings Note Indenture.

                  "Holdings Note Indenture" means that certain Indenture dated as of October 22, 1998 by and among Holdings and Wilmington Trust Company, as trustee.

                  "Holdings Note Purchase Agreement" means that certain Purchase Agreement dated as of October 22, 1998 pursuant to which the Holdings Notes were issued by Holdings, as such agreement has been amended since the Effective Date and as such Indenture may have been further amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.13A.

                  "Holdings Notes" means (i) $30,000,000 in original aggregate principal amount of Holdings' 15 1/2% Senior Notes due 2009, issued pursuant to the Holdings Note Indenture and (ii) any notes issued pursuant to the Holdings Note Exchange Offer in accordance with the Holdings Note Indenture to replace any notes issued pursuant to clause
         (i).

                  "Holdings PIK Notes" means (i) any promissory notes issued by Holdings in favor of the holders of the Holdings Notes, pursuant to the Holdings Notes to evidence the payment of interest thereunder; (ii) any additional promissory notes issued by Holdings to the holders of any notes issued pursuant to clause (i) to evidence the payment of interest thereunder; and (iii) any notes issued pursuant to the Holdings Note Exchange Offer in accordance with the Holdings Note Indenture to replace any notes issued pursuant to clauses (i) or (ii).

                  "Improvements" means all buildings, structures, fixtures, tenant improvements, and other improvements of any kind and description now or hereafter located in or on or attached to any land that is a Real Property Asset, including all building materials, water sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility , facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments there to and all renewals, substitutions and replacements thereof.

                  "Indebtedness" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than accounts payable incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business), (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and other trade payables incurred in the ordinary course of business), including amounts payable under Permitted Earn Out Agreements, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and not Indebtedness.

                  "Indemnitee" has the meaning assigned to that term in subsection 10.3.

                  "Insurance Proceeds" has the meaning assigned to that term in subsec- tion 2.4B(iii)(d).

                  "Interest Coverage Ratio" has the meaning assigned to that term in subsec- tion 7.6.

                  "Interest Payment Date" means (i) with respect to any Base Rate Loan, the last Business Day in each of March, June, September and December of each year, commencing on September 30, 1998, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

                  "Interest Period" has the meaning assigned to that term in subsection 2.2B.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to hedge Company or any of its Subsidiaries against fluctuations in interest rates.

                  "Interest Rate Determination Date" means each date for calculating the Reserve Adjusted Eurodollar Rate, for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date for purposes of calculating the Reserve Adjusted Eurodollar Rate shall be the second Business Day prior to the first day of the related Interest Period.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

                  "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, stock or other Securities of any other Person (other than a Person that, prior to such purchase or acquisition, was a wholly-owned Subsidiary of Company), or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person other than a wholly-owned Subsidiary of Company, including all indebtedness and accounts receivable acquired from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business; provided, however, that the term "Investment" shall not include (a) current trade and customer accounts receivable for goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (b) advances and prepayments to suppliers for goods and services in the ordinary course of business, (c) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Company or any of its Subsidiaries or as security for any such Indebtedness or claims, (d) Cash held in Deposit Accounts with banks, trust companies and Lenders and (e) shares in a mutual fund that invests solely in Cash Equivalents. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "Issuing Lender" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                  "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "Landlord Consent and Estoppel" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, in form and substance acceptable to Administrative Agent in its reasonable discretion.

                  "Leasehold Property" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

                  "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment. To the extent the context so requires, the terms "Lender" and "Lenders" shall include "Lenders" under and as defined in, the Existing Credit Agreement.

                  "Lender Default" means (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Loans (including any Revolving Loans made to pay Refunded Swing Line Loans or to reimburse drawings under Letters of Credit) in accordance with subsection 2.1A or its portion of any unreimbursed drawing or payment under a Letter of Credit in accordance with subsection 3.3C or (ii) a Lender having notified Company and/or Administrative Agent in writing that it does not intend to comply with its obligations under subsection
         2.1 or subsections 3.1C, 3.3B or 3.3C, as a result of any takeover of such Lender by any regulatory authority or agency.

                  "Lending Office" means, as to any Lender, the office or offices of such Lender specified as the "Lending Office" on Schedule 2.1, or such other office or offices as such Lender may from time to time notify Company and Administrative Agent.

                  "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

                  "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                  "Leverage Ratio" has the meaning assigned to that term in subsection 7.6.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, fixed or floating charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "Loan" or "Loans" means, as the context requires, one or more of the Term Loans, Revolving Loans, and Swing Line Loans or any combination thereof.

                  "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of

         Credit), the Guaranties, the Collateral Documents and the Acknowledgement and Consent.

                  "Loan Parties" means Company, Holdings and each Subsidiary Guarantor.

                  "Management Fees" means the fees payable by Holdings or any of its Subsidiaries pursuant to the Management Services Agreement.

                  "Management Services Agreement" means that certain Advisory Services Agreement, dated as of the Closing Date between an Affiliate of the MDC Entities and Holdings and/or any of its Subsidiaries as in effect on the Closing Date and as it may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.13A.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries, taken as a whole, (ii) the material impairment of the ability of any Loan Party to perform the Obligations and (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against a Loan Party of a Loan Document to which it is a party; provided that consummation of the DIMAC Acquisition in accordance with the terms of the DIMAC Acquisition Agreement and consummation of the AmeriComm Acquisition in accordance with the terms of the AmeriComm Acquisition Agreement shall not be deemed to have a Material Adverse Effect for purposes of subsection 5.4.

                  "MDC Entities" means McCown De Leeuw & Co. IV, L.P., a California limited partnership, McCown De Leeuw & Co. IV Associates, L.P., a California limited partnership, and Delta Fund LLC, a California limited liability company.

                  "Merger Corp." means DMAC Merger Corp., a Delaware corporation.

                  "Mortgage" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XX annexed hereto or in such other form as may be approved by Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at Administrative Agent's option, in the case of an Additional Mortgaged Property (as defined in subsection 6.12), an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may heretofore have been or hereafter may be amended, supplemented or otherwise modified from time to time. "Mortgages" means all such instruments, including the Closing Date Mortgages and any Additional Mortgages (as defined in subsection 6.12), collectively.

                  "Mortgaged Property" means a Closing Date Mortgaged Property or an Additional Mortgaged Property (as defined in subsection 6.12).

                  "Multiemployer Plan" means a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA which is subject to Title IV of ERISA, to which Company or any of its ERISA Affiliates is contributing or to which Company or any of its ERISA Affiliates has an obligation to contribute.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including, without limitation, (i) income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of receipt of such Cash Proceeds, (ii) transfer, sales, use and other taxes payable in connection with such Asset Sale, (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iv) financial advisor's commissions and reasonable fees and expenses of counsel and other advisors in connection with such Asset Sale.

                  "New Lender" means any Lender which is a party to this Agreement on the Effective Date which is not an Existing Lender.

                  "Non-Defaulting Lender" means and includes each Lender other than a Defaulting Lender.

                  "Notes" means one or more of the Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

                  "Notice of Borrowing" means a notice in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "Notice of Issuance of Letter of Credit" means a notice in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise.

                  "Officer's Certificate" means, with respect to any Person, a certificate executed on behalf of such Person (x) if such Person is a partnership, by its chairman of the Board (if an officer) or chief executive officer or by the chief financial officer of its general partner and (y) if such Person is a corporation, on behalf of such corporation by its chairman of the board (if an officer) or chief executive officer or its chief financial officer or vice president; provided that every Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officer's Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer or signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and
         (iii) a statement as to whether, in the opinion of the signer or signers, such condition has been complied with.

                  "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "Other Investors" means such Persons other than the MDC Entities as shall hold equity interests in Holdings on or prior to the Closing Date.

                  "Partnership Loan Party" means any Loan Party which is a limited partnership.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA (or any successor thereto).

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA.

                  "Permitted Earn Out Agreements" means (i) the agreements containing the earn out arrangements described on Schedule 1.1 annexed hereto and (ii) any agreement by Company to pay the seller or sellers of any Person or assets acquired in accordance with the provisions of subsection 7.7(vii) at any time following the consummation of such acquisition by reference to the financial performance of the Person or assets so acquired.

                  "Permitted Encumbrances" means the following types of Liens:

                           (i) Liens for taxes, assessments or governmental
                  charges or claims the payment of which is not, at the time, required by subsection 6.3;

                           (ii) statutory Liens of landlords, statutory Liens of
                  carriers, warehousemen, mechanics and materialmen and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA) incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                           (iii) Liens incurred or deposits made in the ordinary
                  course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                           (iv) any attachment or judgment Lien not constituting
                  an Event of Default under subsection 8.8;

                           (v) leases or subleases granted to others not
                  interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                           (vi) easements, rights-of-way, restrictions, minor
                  defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries and encumbrances set forth on the title reports delivered to Administrative Agent (i) on or before the Closing Date pursuant to subsection 4.1H(v) of the Existing Credit Agreement and (ii) on or before the Effective Date pursuant to subsection 4.1P of this Agreement;

                           (vii) any (a) interest or title of a lessor or
                  sublessor under any Capital Lease permitted by subsection 7.1(iv) or any operating lease not prohibited by this Agreement, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

                           (viii) Liens arising from filing UCC financing
                  statements relating solely to leases permitted by this Agreement;

                           (ix) Liens in favor of customs and revenue
                  authorities arising as a
                  matter of law to secure payment of customs duties in connection with the importation of goods;

                           (x) deposits in the ordinary course of business to
                  secure liabilities to insurance carriers, lessors, utilities and other service providers; and

                           (xi) bankers liens and rights of setoff with respect
                  to customary depository arrangements entered into in the ordinary course of business.

                  "Permitted Seller Paper" means any Indebtedness of Company or Holdings incurred in connection with any acquisition consummated in accordance with the provisions of subsection 7.7(vii) and payable to the seller in connection therewith, evidenced by a promissory note substantially in the form of Exhibit XIX hereto.

                  "Person" means and includes natural persons, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Phase II Term B Loans" means a portion of the Term B Loans, in an aggregate principal amount not exceeding $10,000,000, that may be borrowed by Company on the Effective Date.

                  "Phase II Term C Loans" means a portion of the Term C Loans, in an aggregate principal amount not exceeding $35,000,000, that may be borrowed by Company on the Effective Date.

                  "Phase II Term Loans" means the Phase II Term B Loans and the Phase II Term C Loans, collectively.

                  "Pledge Agreement" means that certain Pledge Agreement entered into by and among Holdings, Company, Subsidiary Guarantors and Administrative Agent on and as of the Closing Date, or pursuant to subsection 6.9, substantially in the form of Exhibit XI annexed hereto as such Pledge Agreement may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time.

                  "Potential Event of Default" means a condition or event that, after notice or after any applicable grace period has lapsed, or both, would constitute an Event of Default.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by CSFB as its prime commercial lending rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CSFB or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime

         Rate.

                  "Pro Forma Basis" means, with respect to compliance with any test or covenant hereunder, compliance with such covenant or test after giving effect to any proposed acquisition or other action which requires compliance on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act and as interpreted by the staff of the Securities and Exchange Commission prior to December 1996 which would include cost savings resulting from head count reductions, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Company), using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or to be acquired and the consolidated financial statements of Company and its Subsidiaries which shall be reformulated as if such acquisition or other action, and any acquisitions which have been consummated during the period, and any Indebtedness or other liabilities incurred in connection with any such acquisition had been consummated at the beginning of such period and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period, and otherwise in conformity with certain procedures to be agreed upon between Administrative Agent and Company.

                  "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Term A Loan Commitment or the Term A Loan of any Lender, the percentage obtained by dividing
         (x) the Term A Loan Exposure of that Lender by (y) the aggregate Term A Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Term B Loan Commitment or the Term B Loan of any Lender, the percentage obtained by dividing
         (x) the Term B Loan Exposure of that Lender by (y) the aggregate Term B Loan Exposure of all Lenders; (iii) with respect to all payments, computations and other matters relating to the Term C Loan Commitment or the Term C Loan of any Lender, the percentage obtained by dividing
         (x) the Term C Loan Exposure of that Lender by (y) the aggregate Term C Loan Exposure of all Lenders; (iv) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued by any Lender or any participations purchased by any Lender therein or in any Swing Line Loans, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders; and (v) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender and the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders and the aggregate Revolving Loan Exposure of all Lenders; in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender as of the Effective Date for purposes of each of clauses (i), (ii), (iii) and (iv) of the preceding sentence and Section 2.1F hereof is set forth opposite the name of that Lender in

         Schedule 2.1 annexed hereto.

                  "Projections" has the meaning assigned to that term in subsection 5.3B.

                  "Purchasing Lender" has the meaning assigned to that term in subsection 2.1F.

                  "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

                  "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "Record Document" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

                  "Reference Lenders" means (i) CSFB, (ii) UBS or (iii) First Union, or, in lieu thereof, another Lender from time to time determined by Administrative Agent with the consent of Company.

                  "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(iv).

                  "Register" has the meaning assigned to that term in subsection 2.1D.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

                  "Related Agreements" means, collectively, the DIMAC Acquisition Agreement, the AmeriComm Acquisition Agreement, the Stockholders Agreement, the Certificate of Merger, the Debt Tender Offer Materials, the Management Services Agreement, the Senior Subordinated Note Indenture, the Senior Subordinated Notes, the Holdings Note Purchase Agreement, the Holdings Note Indenture, the Holdings Notes, the Holdings PIK Notes and any document pursuant to which Subordinated Indebtedness is issued or otherwise incurred after the date of this Agreement and any other documents relating to any of the foregoing.

                  "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

                  "Required Prepayment Date" has the meaning assigned to that term in subsection 2.4C(iii).

                  "Requisite Class Lenders" means, at any time of determination
         (i) for the Class of Lenders having Term A Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the sum of the aggregate Term A Loan Exposure of all Non-Defaulting Lenders, (ii) for the Class of Lenders having Term B Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term B Loan Exposure of all Non-Defaulting Lenders, (iii) for the Class of Lenders having Term C Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term C Loan Exposure of all Non-Defaulting Lenders, and (iv) for the Class of Lenders having Revolving Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Non-Defaulting Lenders.

                  "Requisite Lenders" means Non-Defaulting Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Non-Defaulting Lenders and the aggregate Revolving Loan Exposure of all Non-Defaulting Lenders.

                  "Reserve Adjusted Eurodollar Rate" means, with respect to each day during each Interest Period pertaining to a Eurodollar Rate Loan, a rate per annum determined for such day in accordance with the following formula:

                                 Eurodollar Base Rate
                           --------------------------------
                           1.00 - Eurocurrency Reserve Requirements

                  "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

                  "Revolving Loan Commitment" means the commitment of a Lender to make or maintain Revolving Loans to Company pursuant to subsection 2.1A(iii) and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Revolving Loan Commitment Termination Date" means June 30, 2004.

                  "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and
         (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations purchased by other Lenders in such Letters of Credit) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans plus (e) in the case of Swing Line Lender, the sum of the aggregate outstanding principal amount of all Swing Line Loans (in each case net of any participations therein purchased by other Lenders).

                  "Revolving Loans" means the Loans made or maintained by Lenders to Company pursuant to subsection 2.1A(iii).

                  "Revolving Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E on the Effective Date, amending and restating the Revolving Notes issued under the Existing Credit Agreement, and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitment and Revolving Loans of any Lender, in each case substantially in the form of Exhibit VII annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Security Agreement" means the Security Agreement entered into by and among Company, the Subsidiary Guarantors and Administrative Agent on and as of the Closing Date, or pursuant to subsection 6.9, substantially in the form of Exhibit XII annexed hereto, as such Security Agreement may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "Selling Lender" has the meaning assigned to that term in subsection 2.1F.

                  "Senior Subordinated Notes" means Company's $100,000,000 in original aggregate principal amount of 12 1/2% Senior Subordinated Notes due 2008, issued pursuant to the Senior Subordinated Note Indenture.

                  "Senior Subordinated Note Indenture" means that certain Indenture dated as of October 22, 1998 pursuant to which the Senior Subordinated Notes were issued by Company, as such Indenture has been amended since the Effective Date and as such Indenture may have been further amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.13A or 7.13B.

                  "Solvent" means, with respect to any Person, that as of the date of determination both (i) (a) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities but excluding amounts payable under intercompany promissory notes) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) workers' compensation liabilities of Company or any of its Subsidiaries, (ii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iii) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry, and (iv) such other obligations of Company and its Subsidiaries as may be reasonably acceptable to Administrative Agent; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                  "Stockholders Agreement" means that certain Stockholders Agreement to be entered into by and among certain shareholders of Holdings, which Stockholders

         Agreement shall be in form and substance reasonably satisfactory to Agents, as such Stockholders Agreement may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.13A.

                  "Subordinated Indebtedness" means (i) Permitted Seller Paper,
         (ii) Senior Subordinated Notes and (iii) other Indebtedness of Holdings or any of its Subsidiaries subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Subsidiary Guarantor" means any Subsidiary of Company that is a party to the Subsidiary Guaranty on the Closing Date or at any time after the Closing Date pursuant to subsection 6.9 or subsection 6.9 of the Existing Credit Agreement.

                  "Subsidiary Guaranty" means the Subsidiary Guaranty, substantially in the form of Exhibit IX annexed hereto, executed and delivered by the existing Subsidiary Guarantors on and as of the Closing Date or by any additional Subsidiary Guarantor from time to time thereafter pursuant to subsection 6.9 or Subsection 6.9 of the Existing Credit Agreement, as such Subsidiary Guaranty may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time.

                  "Swing Line Lender" means CSFB, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iv).

                  "Swing Line Loans" means (i) for the period prior to the Effective Date the Loans made by Swing Line Lender pursuant to subsection 2.1A(iv) of the Existing Credit Agreement and (ii) for all periods on and after the Effective Date, any Loans referred to in clause (i) which remain outstanding and the Loans made by Swing Line lender pursuant to subsection 2.1A(iv) of this Agreement.

                  "Swing Line Note" means (i) the promissory note of Company issued pursuant to subsection 2.1E on the Effective Date, amending and restating the Swing Line Note issued under the Existing Credit Agreement and (ii) any promissory note issued by Company to any successor Swing Line Lender pursuant to the last sentence of subsection 9.5B, in each case substantially in the form of Exhibit VIII annexed hereto, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "Syndication Agent" has the meaning assigned to that term in the Introduction to this Agreement.

                  "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its relevant Lending Office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

                  "Term A Loan Commitment" means the commitment of a Lender to maintain a Term A Loan to Company pursuant to subsection 2.1A(i)(a) of this Agreement, and "Term A Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term A Loan Exposure" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term A Loan of that Lender.

                  "Term A Loans" means the Existing Term A Loans maintained pursuant to subsection 2.1A(i)(a) of this Agreement.

                  "Term A Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E on the Effective Date, amending and restating the Term A Notes issued under the Existing Credit Agreement and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) of this Agreement in connection with assignments of the Term A Loans of any Lender, in each case substantially in the form of Exhibit IV annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "Term B Loan Commitment" means the commitment of a Lender to maintain a Term B Loan to Company pursuant to subsection 2.1A(i)(b) of this Agreement and the commitment of a Lender to make a Phase II Term B Loan to Company pursuant to subsection 2.1A(ii)(a) of this Agreement, and "Term B Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term B Loan Exposure" means, with respect to any Lender as of any date of determination the outstanding principal amount of the Term B Loan of that Lender, after giving effect to the Phase II Term B Loan of such Lender.

                  "Term B Loans" means (i) the Existing Term B Loans maintained pursuant to subsection 2.1A(i)(b) of this Agreement and (ii) the Phase II Term B Loans made by Lenders to Company pursuant to subsection 2.1A(ii)(a) of this Agreement.

                  "Term B Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E on the Effective Date, amending and restating the Term B Notes issued under the Existing Credit Agreement and (ii) any promissory note issued by Company pursuant to the last sentence of subsection 10.1B(i) of this Agreement in connection with assignments of the Term B Loans of any Lender, in each case substantially in the form of Exhibit V annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "Term C Loan Commitment" means the commitment of a Lender (i) to maintain a Term C Loan to Company pursuant to subsection 2.1A(i)(c) of this Agreement and (ii) to make a Phase II Term C Loan to Company pursuant to subsection 2.1A(ii)(b) of this Agreement, and "Term C Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term C Loan Exposure" means, with respect to any Lender as of any date of determination, the outstanding principal amount of the Term C Loan of that Lender, after giving effect to the Phase II Term C Loan of such Lender.

                  "Term C Loans" means (i) the Existing Term C Loans maintained pursuant to subsection 2.1A(i)(c) of this Agreement, and (ii) the Phase II Term C Loans made by Lenders to Company pursuant to 2.1A(ii)(b) of this Agreement.

                  "Term C Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E on the Effective Date, amending and restating the Term C Notes issued under the Existing Credit Agreement and (ii) any promissory note issued by Company pursuant to the last sentence of subsection 10.1B(i) of this Agreement in connection with assignments of the Term C Loans of any Lender, in each case substantially in the form of Exhibit VI annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

                  "Term Loan Commitment" means the Term A Loan Commitment, the Term B Loan Commitment or the Term C Loan Commitment of a Lender, and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term Loan Exposure" means, with respect to any Lender as of any date of determination, the aggregate Term A Loan Exposure, Term B Loan Exposure and Term C Loan Exposure of that Lender.

                  "Term Loans" means the Term A Loans, the Term B Loans and the Term C Loans.

                  "Term Notes" means the Term A Notes, the Term B Notes and the Term C Notes.

                  "Title Company" means, collectively, one or more title insurance companies reasonably satisfactory to Administrative Agent.

                  "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

                  "Transaction Costs" means the fees, costs and expenses (other than amounts payable to Administrative Agent and Lenders) payable by Holdings and its Subsidiaries on or before the Closing Date in connection with the transactions contemplated hereby and by the DIMAC Acquisition Agreement and the AmeriComm Acquisition Agreement.

                  "UBS" means UBS AG, Stamford Branch.

                  "Unfunded Current Liability" means, with respect to any Pension Plan, the amount, if any, by which the actuarial present value of the accumulated plan benefits under such Pension Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by such Pension Plan's actuary in the most recent annual valuation of such Pension Plan.

                  "Waivable Mandatory Prepayment" has the meaning assigned to that term in subsection 2.4C(iii).

                  "WDR" means Warburg Dillon Read LLC.

                  "Year 2000 Problems" means limitations in the capacity or readiness to handle date information for the Year 1999 or years beginning January 1, 2000 of any of the hardware, firmware or software systems ("Systems") associated with information processing and delivery, operations or services (e.g., security and alarms, elevators, communications, and HVAC) operated by, provided to or otherwise reasonably necessary to the business or operations of Holdings and its Subsidiaries.

1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

         Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP (except, with respect to interim financial statements, normal year-end audit adjustments and the absence of explanatory footnotes) as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements of the Subsidiaries of Holdings referred to in subsection 5.3A.

1.3      Other Definitional Provisions.

         References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The words "includes," "including" and similar forms used in any Loan Document shall be construed as if followed by the words "without limitation."


                                   SECTION 2.
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      Commitments; Loans.

         A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Loan Parties set forth herein and in the other Loan Documents, each Lender hereby severally agrees to make (or maintain, as the case may be) the Loans described in subsections 2.1A(i), 2.1A(ii) and 2.1A(iii) and Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(iv).

         Company acknowledges and agrees that there are Existing Revolving Loans, Existing Term A Loans, Existing Term B Loans and Existing Term C Loans in the respective principal amounts set forth on Schedule 2.1. Company hereby represents, warrants, agrees, covenants and (1) reaffirms that it has no (and it permanently and irrevocably waives and releases Agents and

Lenders from any, to the extent arising on or prior to the Effective Date) defense, set off, claim or counterclaim against any Agent or Lender in regard to its Obligations in respect of such Existing Loans and (2) reaffirms its obligations to pay such Existing Loans, and any amounts owed (whether or not presently due and payable, and including all interest accrued to the Effective
Date) in accordance with the terms and condition of this Agreement and the other Loan Documents.

                  (i)      Term Loans.  Each Lender severally agrees:

                           (a) to maintain and continue as Term A Loans
                  hereunder its Pro Rata Share of the principal amount of the Existing Term A Loans, after giving effect to subsection 2.1F. The aggregate amount of the Existing Term A Loans is $55,000,000 and the amount of each Lender's Term A Loan on the Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto. Amounts repaid or prepaid in respect of Term A Loans may not be reborrowed.

                           (b) to maintain and continue as Term B Loans
                  hereunder its Pro Rata Share of the principal amount of the Existing Term B Loans, after giving effect to subsection 2.1F. The aggregate amount of the Existing Term B Loans is $70,000,000 and the amount of each Lender's Existing Term B Loan that shall be maintained and continued as a Term B Loan is set forth opposite its name on Schedule 2.1 annexed hereto. Amounts repaid or prepaid in respect of Term B Loans may not be reborrowed.

                           (c) to maintain and continue as Term C Loans
                  hereunder its Pro Rata Share of the principal amount of the Existing Term C Loans, after giving effect to subsection 2.1F. The aggregate amount of the Existing Term C Loans is $25,000,000 and the amount of each Lender's Existing Term C Loan that shall be maintained and continued as a Term C Loan is set forth opposite its name on Schedule 2.1 annexed hereto. Amounts repaid or prepaid in respect of Term C Loans may not be reborrowed.

                  (ii)     Phase II Term Loans.

                           (a) Each Lender severally agrees to lend to Company
                  on the Effective Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the unfunded Term B Loan Commitments, in each case to be used for the purposes identified in subsection 2.5B. The amount of each Lender's unfunded Term B Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the unfunded Term B Loan Commitments is $10,000,000. Each Lender's unfunded Term B Loan Commitment in respect of the Phase II Term B Loans shall expire immediately and without further action on the Effective Date in the event the Phase II Term
                  B Loans are not made on that date. Amounts borrowed under this subsection 2.1A(ii)(a) and subsequently repaid or prepaid may not be reborrowed.

                           (b) Each Lender severally agrees to lend to Company
                  on the Effective Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the unfunded Term C Loan Commitments, in each case to be used for the purposes identified in subsection 2.5B. The amount of each Lender's unfunded Term C Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the unfunded Term C Loan Commitments is $35,000,000. Each Lender's unfunded Term C Loan Commitment in respect of the Phase II Term C Loans shall expire immediately and without further action on the Effective Date in the event the Phase II Term C Loans are not made on that date. Amounts borrowed under this subsection 2.1A(ii)(b) and subsequently repaid or prepaid may not be reborrowed.

                  (iii) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to
         (a) maintain and continue as Revolving Loans hereunder its Pro Rata Share of the principal amount of Existing Revolving Loans, after giving effect to subsection 2.1F and (b) to lend to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount (including the amount of Revolving Loans, if any, maintained by the applicable Lender pursuant to clause (a)) not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments, to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Revolving Loan Commitment on the Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving Loan Commitments is $75,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; provided further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A(iv) and 2.4B. Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Notwithstanding anything contained herein to the contrary, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

                  (iv) Swing Line Loans. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum aggregate amount of all Swing Line Loans outstanding from time to time, to (a) maintain and continue as Swing Line Loans hereunder its "Swing Line Loans" (as defined in the Existing Credit Agreement) which are outstanding on the Effective Date and (b) make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date by making Base Rate Loans as Swing Line Loans to Company in an aggregate amount not to exceed the amount of the Swing Line Loan Commitment, to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with the sum of Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The amount of the Swing Line Loan Commitment on the Effective Date is $5,000,000; provided that the amounts of the Swing Line Loan Commitment are subject to reduction as provided in clause (b) of the next paragraph. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Notwithstanding anything contained herein to the contrary, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the following limitations:

                           (a) in no event shall the Total Utilization of
                  Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect;

                           (b) any reduction of the Revolving Loan Commitments
                  made pursuant to subsection 2.4B which reduces the aggregate Revolving Loan Commitments to an amount less than the then current sum of the Swing Line Loan Commitment shall result in an automatic corresponding pro rata reduction of the Swing Line Loan Commitment such that the sum thereof equals the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender; and

                           (c) Swing Line Lender shall have no obligation to
                  make any Swing Line Loans during any period when a Lender Default exists, unless each Swing Line Lender has entered into arrangements satisfactory to it and Company to eliminate Swing Line Lender's risk with respect to the Defaulting Lender, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the Revolving Loans that may be required to be made to refund the applicable Swing Line Loan as contemplated by the immediately following paragraph.

                  With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders to make Revolving Loans that are Base Rate Loans to Company on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans to Company and shall be due under the Revolving Note issued by Company to Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

                  If for any reason Revolving Loans are not made pursuant to this subsection 2.1A(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the office of Swing Line Lender located at the Funding and Payment Office. In order to evidence such participation each Lender agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate, as applicable.

                  Notwithstanding anything contained herein to the contrary, (i) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (ii) Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected not to do so after the occurrence and during the continuation of a Potential Event of Default or Event of Default.

         B. Borrowing Mechanics. Term Loans or Revolving Loans (including any such Loans made as Eurodollar Rate Loans with a particular Interest Period) made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iv) for the purpose of repaying any Refunded Swing Line Loans and Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing or payment under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; provided that any Eurodollar Rate Loan shall be in a minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time), at least three Business Days in advance of the proposed Funding Date in the case of a Eurodollar Rate Loan, or at least one Business Day in advance of the proposed Funding Date in the case of a Base Rate Loan. Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans and Loans made on the Closing Date, that such Loans shall be Base Rate Loans, (iv) in the case of any Loans other than Swing Line Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable

Funding Date.

         Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

         Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing are no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

         Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

         C. Disbursement of Funds. All Term Loans and all Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing and of the amount of such Lender's Pro Rata Share of the applicable Loans.

         Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 P.M. (New York time) on the applicable Funding Date, in each case in same day funds, at the Funding and Payment Office. Except as provided in subsection 2.1A(iv) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of an honored drawing or payment under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Effective Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

         Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent, together with interest thereon for each day from such Funding Date until the date such amount is paid to Administrative Agent at the rate applicable to such Loan. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

         D.       The Register.

                  (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent shall record in the Register the Commitments and the outstanding Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the outstanding Loans of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans.

                  (iii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                  (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding

         Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                  (v) Company hereby designates CSFB and any financial institution serving as a successor Administrative Agent to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent CSFB serves in such capacity, CSFB and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

         E. Notes. Company shall execute and deliver on the Effective Date (i) to each Lender (or to Administrative Agent for that Lender) (a) a Term A Note substantially in the form of Exhibit IV annexed hereto, to evidence that Lender's Term A Loan, in the principal amount of that Lender's Term A Loan and with other appropriate insertions, (b) a Term B Note substantially in the form of Exhibit V annexed hereto, to evidence that Lender's Term Loan, in the principal amount of that Lender's Term B Loan and with other appropriate insertions, (c) a Term C Note substantially in the form of Exhibit VI annexed hereto, to evidence that Lender's Term C Loan, in the principal amount of that Lender's Term C Loan and with other appropriate insertions, and (d) a Revolving Note substantially in the form of Exhibit VII annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender, a Swing Line Note substantially in the form of Exhibit VIII annexed hereto to evidence Swing Line Lender's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions, in each case with appropriate insertions to effect such Lender's outstanding Term Loans and Revolving Loans after giving effect to the continuation of the Term Loans and Revolving Loans pursuant to this Agreement. As promptly after the Effective Date as practicable, each Existing Lender shall surrender to Company any Term A Notes, Term B Notes, Term C Notes, Revolving Notes and/or Swing Line Note issued to such Existing Lender pursuant to the Existing Credit Agreement. The Notes and the Obligations evidenced thereby shall be governed by, subject to and benefit from all of the terms and conditions of this Agreement and the other Loan Documents and shall be guarantied and/or secured by the Collateral as provided in the Loan Documents.

         F. Reallocation of Pro Rata Shares. On the Effective Date, each New Lender and each Existing Lender that will have a greater Pro Rata Share of the Existing Loans upon the Effective Date, after giving effect to this Agreement, than its Pro Rata Share (under and as defined in the Existing Credit Agreement) of the Existing Loans immediately prior to the Effective Date (each a "Purchasing Lender"), without executing an Assignment Agreement, shall be deemed to have automatically purchased assignments pro rata from each Lender that will have a smaller Pro Rata Share of the Existing Loans upon the Effective Date than its Pro Rata Share (under and as defined in the Existing Credit Agreement) of the Existing Loans immediately prior to the Effective Date (each a "Selling Lender") in all such Selling Lender's rights and obligations under this Agreement and the other Loan Documents, including with respect to the Revolving Loan Commitments, the commitments of Lenders to purchase participations in the Letters of Credit and Existing Revolving Loans, and with respect to the Term Loan Commitments, the unfunded Term Loan Commitments and the Existing Term Loans, (collectively, except as set forth below, the "Assigned Rights and Obligations"), so that after giving effect to such assignments, each Lender shall have its respective Pro Rata Share as set forth in Schedule 2.1 of the Assigned Rights and Obligations. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of such Existing Loan and without recourse, representation or warranty, except that, each Selling Lender shall be deemed to represent and warrant to each Purchasing Lender that the Assigned Rights and Obligations of such Selling Lender are legally and beneficially owned by such Lender and are not subject to any Liens created by that Selling Lender.


         Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Effective Date. Each Purchasing Lender required to make a payment shall make the net amount of its required payment available to Administrative Agent, in same day funds, at the Funding and Payment Office not later than 12:00 Noon (New York time) on the Effective Date. Administrative Agent shall distribute on the Effective Date the proceeds of such amounts to the Selling Lenders entitled to receive payments, pro rata in proportion to the amount each such Selling Lender is entitled to receive at the primary address set forth below such Selling Lender's name on the signature pages hereof or at such other address as such Selling Lender may request in writing to Administrative Agent.

2.2      Interest on the Loans.

         A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Reserve Adjusted Eurodollar Rate, as the case may be. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day any Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

                  (i) Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                           (a) if a Base Rate Loan, then at the sum of the Base
                  Rate plus the Applicable Base Rate Margin; or

                           (b) if a Eurodollar Rate Loan, then at the sum of the
                  Reserve Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin.

                  (ii) Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest to maturity at the sum of the Base Rate plus the Applicable Base Rate Margin less the Applicable Commitment Fee Percentage.

         B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, on behalf of Company select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided that:

                  (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

                  (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any portion of the Term A Loans shall extend beyond the sixth Anniversary, no Interest Period with respect to any portion of the Term B Loans shall extend beyond the eighth Anniversary, no Interest Period with respect to any portion of the Term C Loans shall extend beyond December 31, 2006 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date.

                  (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Term A Loans, the Term B Loans or the Term C Loans, as the case may be, unless the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, that are Base Rate Loans plus the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term A Loans, Term B Loans or Term C Loans, as the case may be, on such date;

                  (vii) there shall be no more than ten Interest Periods outstanding at any time; and

                  (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

         C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event that any Swing Line Loans, any Revolving Loans or any Term Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

         D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans equal to $1,000,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis (provided that any Loan being converted to a Eurodollar Rate Loan shall be in a minimum amount of $2,000,000 and integral multiples of $500,000 in excess of such amount) or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $2,000,000 and integral multiples of $500,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

         Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan), and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date.

         Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

         Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

         E. Post-Default Interest. Upon the occurrence and during the continuation of any

Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code, or other applicable bankruptcy or insolvency laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Revolving Loans bearing interest at a rate determined by reference to the Base
Rate); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate equal to 2% per annum in excess of the interest rates otherwise payable under this Agreement for Base Rate Loans that are Term A Loans, Term B Loans, Term C Loans or Revolving Loans, as applicable. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         F. Computation of Interest. Interest on Loans shall be computed on the basis of a 360-day year and for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3      Fees.

         A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share of the applicable Commitments, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of the aggregate principal amount of Revolving Loans outstanding (but not any Swing Line Loans outstanding) plus the Letter of Credit Usage multiplied by the Applicable Commitment Fee Percentage. All such commitment fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last Business Day in each of March, June, September and December of each year, commencing in September 1998, and on the Revolving Loan Commitment Termination Date.

         B. Annual Administrative Fee. Company agrees to pay to Administrative Agent an annual administrative fee in such amounts as may be agreed between them from time to time.

         C. Other Agent Fees. Company agrees to pay such other fees as may be agreed upon from time to time.

2.4 Repayments, Prepayments and Reductions in Commitments; General Provisions Regarding Payments.

         A. Scheduled Payments of Term Loans and Scheduled Reductions of Revolving Credit Commitments.

                  (i) Scheduled Payments of Term A Loans. Company shall make principal payments on the Term A Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term A Loans as of the Effective Date:



                                                           SCHEDULED REPAYMENT
                    DATE                                            OF
                                                               TERM A LOANS
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
March 31, 2000                                                    4.00%
June 30, 2000                                                     4.00%
September 30, 2000                                                4.00%
December 31, 2000                                                 4.00%
---------------------------------------------------------------------------------------------
March 31, 2001                                                    4.00%
June 30, 2001                                                     4.00%
September 30, 2001                                                4.25%
December 31, 2001                                                 4.25%
---------------------------------------------------------------------------------------------
March 31, 2002                                                    6.125%
June 30, 2002                                                     6.125%
September 30, 2002                                                6.125%
December 31, 2002                                                 6.125%
---------------------------------------------------------------------------------------------
March 31, 2003                                                    6.75%
June 30, 2003                                                     6.75%
September 30, 2003                                                6.75%
December 31, 2003                                                 6.75%
---------------------------------------------------------------------------------------------
March 31, 2004                                                    8.00%
June 30, 2004                                                     8.00%


         ; provided that the scheduled installments of principal of the Term A Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term A Loans in accordance with subsection 2.4C; and provided, further that the Term A Loans and all other amounts owed hereunder with respect to the Term A Loans shall be paid in full no later than the sixth Anniversary of the Closing Date and the final installment payable by Company in respect of the Term A Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term A Loans.

                  (ii) Scheduled Payments of Term B Loans. Company shall make principal payments on the Term B Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term B Loans, including any Term B Loans which are Phase II Term B
         Loans:


                                                           SCHEDULED REPAYMENT
                    DATE                                            OF
                                                               TERM B LOANS
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
March 31, 2000                                                    0.25%
June 30, 2000                                                     0.25%
September 30, 2000                                                0.25%
December 31, 2000                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2001                                                    0.25%
June 30, 2001                                                     0.25%
September 30, 2001                                                0.25%
December 31, 2001                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2002                                                    0.25%
June 30, 2002                                                     0.25%
September 30, 2002                                                0.25%
December 31, 2002                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2003                                                    0.25%
June 30, 2003                                                     0.25%
September 30, 2003                                                0.25%
December 31, 2003                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2004                                                    0.25%
June 30, 2004                                                     0.25%
September 30, 2004                                                7.50%
December 31, 2004                                                 7.50%
---------------------------------------------------------------------------------------------
March 31, 2005                                                    7.50%
June 30, 2005                                                     7.50%
September 30, 2005                                                16.0%
December 31, 2005                                                 16.0%
---------------------------------------------------------------------------------------------
March 31, 2006                                                    16.0%
June 30, 2006                                                     17.5%


         ; provided that the scheduled installments of principal of the Term B Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term B Loans in accordance with subsection 2.4C; and provided, further that the Term B Loans and all other amounts owed hereunder with respect to the Term B Loans shall be paid in full no later than the eighth Anniversary of the Closing Date and the final installment payable by Company in respect of the Term B Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term B Loans.

                  (iii) Scheduled Payments of Term C Loans. Company shall make principal payments on the Term C Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the original principal amount of the Term C Loans, including any Term C Loans which are Phase II Term C Loans:


                                                           SCHEDULED REPAYMENT
                    DATE                                            OF
                                                               TERM C LOANS
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
March 31, 2000                                                    0.25%
June 30, 2000                                                     0.25%
September 30, 2000                                                0.25%
December 31, 2000                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2001                                                    0.25%
June 30, 2001                                                     0.25%
September 30, 2001                                                0.25%
December 31, 2001                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2002                                                    0.25%
June 30, 2002                                                     0.25%
September 30, 2002                                                0.25%
December 31, 2002                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2003                                                    0.25%
June 30, 2003                                                     0.25%
September 30, 2003                                                0.25%
December 31, 2003                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2004                                                    0.25%
June 30, 2004                                                     0.25%
September 30, 2004                                                0.25%
December 31, 2004                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2005                                                    0.25%
June 30, 2005                                                     0.25%
September 30, 2005                                                0.25%
December 31, 2005                                                 0.25%
---------------------------------------------------------------------------------------------
March 31, 2006                                                    0.25%
June 30, 2006                                                     0.25%
September 30, 2006                                                46.75%
December 31, 2006                                                 46.75%

         ; provided that the scheduled installments of principal of the Term C Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term C Loans in accordance with subsection 2.4C; and provided, further that the Term C Loans and all other amounts owed hereunder with respect to the Term C Loans shall be paid in full no later than December 31, 2006 and the final installment payable by Company in respect of the Term C Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term C Loans.

                  (iv) Scheduled Reductions of Revolving Loan Commitments. Except as set forth in the following proviso, the Revolving Loan Commitments shall be permanently reduced on the dates and in the amounts set forth below:


                                                           SCHEDULED REDUCTION
                    DATE                                    OF REVOLVING LOAN
                                                               COMMITMENTS
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
June 30, 2003                                                  $15,000,000


         ; provided that the scheduled reductions of the Revolving Loan Commitments set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments in accordance with subsection 2.4C.

         B.       Prepayments and Reductions in Commitments.

                  (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 Noon (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess of that amount. In addition, so long as no Swing Line Loans are then outstanding, Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case confirmed in writing to Administrative Agent (which notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty, the Loans other than Swing Line Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount; provided, however, that in the event Company shall prepay a Eurodollar Rate Loan other than on the expiration of the Interest Period applicable thereto, Company shall, at the time of such prepayment, also pay any amounts payable under subsection 2.6D hereof. Notice of prepayment having been given as aforesaid, the Loans shall become due and payable on the prepayment date specified in such notice and in the aggregate principal amount specified therein. Any voluntary prepayments pursuant to this subsection 2.4B(i) shall be applied as specified in subsection 2.4C.

                  (ii) Voluntary Reductions of Revolving Loan Commitments . Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in such notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments shall be applied as specified in subsection 2.4C.

                  (iii) Mandatory Prepayments and Mandatory Reductions of Commitments.

                  The Loans shall be prepaid and the Revolving Loan Commitments shall be reduced in the manner provided in subsection 2.4C upon the occurrence of the following circumstances:

                           (a) Prepayments and Reductions from Asset Sales. No
                  later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of any Asset Sale (other than an Asset Sale permitted under subsection 7.7(v)), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an amount equal to the Net Cash Proceeds received. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to this subsection 2.4B(iii)(a), Company shall deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof; provided that Company shall not be required to make any prepayment with proceeds to the extent that all or any portion of such proceeds are reinvested (or scheduled for reinvestment) in assets used in the business of Company and/or subsidiaries within 360 days from the date of receipt of such proceeds; provided further, that the aggregate amount of proceeds permitted to be excluded pursuant to the immediately preceding proviso shall not exceed $25,000,000 (measured on a cumulative basis from the Closing Date). In the event that Company shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment or a reduction of the Revolving Loan Commitments pursuant to this subsection 2.4B(iii)(a), determine that the prepayments and/or reductions of the Revolving Loan Commitments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly cause to be made an additional prepayment of the Loans (and/or reduction in the Revolving Loan Commitments) in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit.

                           (b) Prepayments and Reductions Due to Issuance of
                  Debt. On or prior to the first Business Day after receipt by Company or any of its Subsidiaries of any proceeds of any Indebtedness (other than the Loans and any other Indebtedness permitted by this Agreement), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an amount equal to the amount of such proceeds; provided that payment or acceptance of the amounts provided for in this subsection 2.4B(iii)(b) shall not constitute a waiver of any Event of Default resulting from the incurrence of such Indebtedness or otherwise prejudice any rights or remedies of Administrative Agent or any Lender.

                           (c) Prepayments and Reductions Due to Issuance of
                  Equity Securities. On or prior to the first Business Day after receipt by Company or any of its Subsidiaries of any Equity Proceeds, Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an amount equal to such Equity Proceeds; provided that such Equity Proceeds shall not be applied to prepay Loans pursuant to this subsection if (1) such Equity Proceeds were not derived from a public offering of Securities and (2) such Equity Proceeds are used within 30 days of receipt thereof by Company or one of its Subsidiaries for an acquisition permitted under subsection 7.7(vii).

                           (d) Prepayments and Reductions Due to Insurance and
                  Condemnation Proceeds. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of any cash payments under any of the casualty insurance policies covering damage to or loss of property maintained pursuant to subsection 6.4 resulting from damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual and documented reasonable costs incurred by Company or any of its Subsidiaries in connection with adjustment and settlement thereof, "Insurance Proceeds") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual and documented reasonable costs incurred by Company or any of its Subsidiaries in connection with adjustment and settlement thereof, "Condemnation Proceeds") (other than any portion of any such proceeds that is reinvested (or scheduled for reinvestment) in assets of the general type used in the business of Company and its Subsidiaries within 270 days from the date of receipt of such proceeds; provided that no Event of Default has occurred and is continuing), Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in the amount of such proceeds not so reinvested (or scheduled for such reinvestment). Company shall, no later than 270 days after receipt of any such Insurance Proceeds or Condemnation Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be reduced) in the full amount of all such proceeds that have not then been reinvested in similar assets.

                           (e) Prepayments Due to Reductions or Restrictions of
                  Revolving Loan Commitments. Company shall prepay the Swing Line Loans and/or the Revolving Loans from time to time to the extent necessary so that (y) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect, and (z) the aggregate principal amount of all outstanding Swing Line Loans shall not at any time exceed the Swing Line Loan Commitment then in effect. All Swing Line Loans shall be prepaid in full prior to the prepayment of any Revolving Loans pursuant to this subsection 2.4B(iii)(e).

                           (f) Prepayments and Reductions from Consolidated
                  Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 1999), Company shall, no later than 100 days after the end of such Fiscal Year, prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow if the Leverage Ratio for such Fiscal Year exceeds 4.0:1.0; provided that no prepayments shall be required pursuant to this subsection 2.4B(iii)(f) (and the Revolving Loan Commitments shall not be reduced) if the Leverage Ratio for such Fiscal Year is less than or equal to 4.0:1.0.

         C.       Application of Prepayments and Unscheduled Reductions of
                  Commitments.

                  (i) Application of Prepayments by Type of Loans. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied: first to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding Term Loans and/or Revolving Loans. Any amount required to be applied as a mandatory prepayment or Commitment reduction pursuant to subdivisions (a), (b), (c), (d) or (f) of subsection 2.4B(iii) shall be applied first to ratably prepay the Term A Loans, the Term B Loans and the Term C Loans to the full extent thereof, second to prepay Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitment by the amount of such prepayment, third, to prepay Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fourth, to prepay outstanding reimbursement obligations with respect to Letters of Credit, fifth, to cash collateralize Letters of Credit as provided in the Collateral Account Agreement and sixth, to the extent of any remaining amount, to further reduce the Revolving Loan Commitments.

                  (ii) Application of Prepayments of Term Loans by Order of Maturity. The amount of any such voluntary prepayments applied to the Term Loans shall be applied ratably among Term A Loans, Term B Loans and Term C Loans to ratably reduce each scheduled installment of principal that is unpaid or the amount of principal payable at maturity, as the case may be, of Term A Loans, Term B Loans and Term C Loans. Except as provided in subsection 2.4C(iii) with respect to prepayments of Term B Loans or Term C Loans that have been waived, any mandatory prepayments of Term Loans shall be applied ratably among Term A Loans, the Term B Loans and the Term C Loans to ratably reduce each scheduled installment of principal set forth in subsection 2.4A(i), 2.4A(ii) or 2.4A(iii) that is unpaid or the amount of principal payable at maturity, as the case may be.

                  (iii) Waiver of Certain Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, so long as any Term A Loans are outstanding, in the event Company is required to make any mandatory prepayment (a "Waivable Mandatory Prepayment") of the Term B Loans and/or Term C Loans pursuant to subsection

         2.4B(iii), (X) Company shall use reasonable best efforts, not less than three Business Days prior to the date (the "Required Prepayment Date") on which Company is required to make such Waivable Mandatory Prepayment, to notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term B Loan or Term C Loan of the amount of such Lender's Pro Rata Share of such Waivable Mandatory Prepayment and such Lender's option to refuse such amount, (Y) each such Lender may exercise such option by giving written notice to Company and Administrative Agent of its election to do so no later than the close of business of the date it receives such notice from Administrative Agent (the "Cutoff Date") (it being understood that any Lender which does not notify Company and Administrative Agent of its election to exercise such option on or before the Cutoff Date shall be deemed to have elected, as of the Cutoff Date, not to exercise such option), and (Z) on the Required Prepayment Date, Company shall pay to Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (1) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Term B Loans and/or Term C Loans of such Lenders (which prepayment shall be applied to the scheduled installments of principal of the Term B Loans and Term C Loans in accordance with subsection 2.4C(ii)) and (2) in an amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option, to prepay the Term A Loans and reduce the unpaid scheduled installments of principal of the Term A Loans set forth in subsection 2.1A(i) on a pro rata basis.

                  (iv) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Considering Loans constituting Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

                  (v) Application of Unscheduled Reductions of Revolving Loan Commitments. Any voluntary or mandatory reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(ii) or 2.4B(iii) shall be applied to reduce the scheduled reductions of the Revolving Loan Commitments set forth in subsection 2.4A(iv) in reverse chronological order.

D.       Application of Proceeds of Collateral and Payments Under Guaranties.

                  (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Cash Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

                           (a) To the payment of all costs and expenses of such
                  sale, collection or other realization, including without limitation reasonable compensation to Administrative Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all reasonable costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                           (b) thereafter, to the extent of any excess such
                  proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                           (c) thereafter, to the extent of any excess such
                  proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (ii) Application of Payments Under Guaranties. All payments received by Administrative Agent under any Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

                           (a) To the payment of the reasonable costs and
                  expenses of any collection or other realization under such Guaranty, including without limitation reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in



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

                  connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

                           (b) thereafter, to the extent of any excess such
                  payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

                           (c) thereafter, to the extent of any excess such
                  payments, to the payment to the applicable Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         E.       General Provisions Regarding Payments.

                  (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and in any event any payments made in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

                  (iii) Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its applicable Lending Office specified on Schedule 2.1 or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4E(iii) if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) Payments on Business Days. Except if expressly provided otherwise,



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

         whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

2.5      Use of Proceeds.

         A. Term Loans and Initial Revolving Loans. The proceeds of the Existing Term Loans and the Existing Revolving Loans that were made on the Closing Date were applied in accordance with the provisions of the Existing Credit Agreement.

         B. Phase II Term Loans and Revolving Loans Made On the Effective Date. The proceeds of $45,000,000 in aggregate principal amount of Phase II Term Loans and an aggregate principal amount of Revolving Loans not to exceed an amount acceptable to Agents made to Company on the Effective Date, together with the net proceeds from the issuance of equity by Holdings on the Effective Date, the Senior Subordinated Notes and the Holdings Notes shall be applied (i) to finance the redemption, repurchase or other repayment of outstanding Indebtedness with respect to the Existing Senior Notes, the Existing TCW Notes and the Existing AmeriComm Credit Agreement, and (ii) to pay fees, costs and expenses payable by Holdings and its Subsidiaries on or before the Effective Date in connection with such refinancing.

         C. Revolving Loans; Swing Line Loans. The proceeds of any Revolving Loans (other than the Revolving Loans referenced in subsection 2.5A and 2.5B) and any Swing Line Loans shall be applied by Company for working capital and general corporate purposes (including acquisitions permitted by subsections 7.7(vii)) of Company and its Subsidiaries.

         D. Compliance With Laws. Company undertakes that no portion of the proceeds of any Loans or other extensions of credit under this Agreement shall be used by any Loan Party in any manner which would be illegal under, or which would cause the invalidity or unenforceability (in each case in whole or in part) of any Loan Document under, any applicable law.

         E. Margin Regulations. Without limiting the generality of subsection 2.5D, no portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange



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

Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6      Special Provisions Governing Eurodollar Rate Loans.

         Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

         A. Determination of Applicable Interest Rate. As soon as practicable after 11:00 A.M. (New York time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

         B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Reserve Adjusted Eurodollar Rate Administrative Agent shall on such date give notice (by telecopy or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans, until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist (such notification not to be unreasonably withheld or delayed) and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

         C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telecopy or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter
(a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans, shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telecopy or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

         D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation,
(ii) if any prepayment (including any prepayment pursuant to subsection 2.4B) or conversion of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

         E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

         F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Reserve Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and, through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

         G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default,
(i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7      Increased Costs; Taxes; Capital Adequacy.

         A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B, in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) results in a change in the basis of taxation of such Lender (or its applicable lending office) (other than a change with respect to any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Reserve Adjusted Eurodollar Rate; or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder, or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Eurodollar Rate Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Lender shall promptly notify Company and Administrative Agent thereof and Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall reasonably determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         B.       Withholding of Taxes.

                  (i) Payments to Be Free and Clear. All sums payable by Company under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from which a payment is made by or on behalf of Company.

                  (ii) Withholding of Taxes. If Company or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

                           (a) Company shall notify Administrative Agent of any
                  such requirement or any change in any such requirement as soon as Company becomes aware of it;

                           (b) Company shall pay any such Tax before the date on
                  which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                           (c) the sum payable by Company in respect of which
                  the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                           (d) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the Closing Date (in the case of each Existing Lender), after the Effective Date (in the case of each New Lender) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (iii)    Evidence of Exemption from U.S. Withholding Tax.

                           (a) Each Lender that is organized under the laws of
                  any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to each of Administrative Agent and Company, on or prior to the Closing Date (in the case of each Existing Lender), on or prior to the Effective Date (in the case of each New Lender) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), accurately completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with an original copy of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                           (b) Each Lender required to deliver any forms,
                  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to each of Administrative Agent and Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and an original copy of Internal Revenue Service Form W-8, as the case may be, accurately completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                           (c) Company shall not be required to pay any
                  additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) in respect of deductions or withholdings of United States federal income taxes if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a) or 2.7B(iii)(b); provided that if such Lender shall have satisfied such requirements on the Closing Date (in the case of each Existing Lender), on the Effective Date (in the case of each New Lender), or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change after the Closing Date in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a) or 2.7B(iii)(b).

         C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender reasonably determines such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within fifteen Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company



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

         shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  D. Substitute Lenders. In the event Company is required under the provisions of this subsection 2.7 to make payments in a material amount to any Lender or in the event any Lender fails to lend to Company in accordance with this Agreement, Company may, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts (including without limitation amounts, if any, owed under this subsection 2.7) due to be paid to such Lender with respect to all periods through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent (or, in the event Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or, in the event Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.



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

2.8      Obligation of Lenders and Issuing Lenders to Mitigate.

         Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.



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

                                   SECTION 3.
                                LETTERS OF CREDIT

3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations
         Therein.

         A. Letters of Credit. Company acknowledges and confirms that Schedule
3.1 annexed hereto sets forth each letter of credit issued under the Existing Credit Agreement (collectively, the "Existing Letters of Credit") and outstanding as of the Effective Date. Company hereby represents, warrants, agrees, covenants and (a) reaffirms that it has no (and it permanently and irrevocably waives and releases Agents and Lenders from any, to the extent arising on or prior to the Effective Date) defense, set off, claim or counterclaim against any Agent or Lender in regard to its Obligations in respect of such Existing Letters of Credit and (b) reaffirms its obligation to reimburse the applicable Issuing Lenders for honored drawings under such Existing Letters of Credit in accordance with the terms and conditions of this Agreement and the other Loan Documents applicable to Letters of Credit issued hereunder. Based on the foregoing, each Lender agrees that (1) each Existing Letter of Credit which is a Standby Letter of Credit shall, as of the Effective Date, be deemed for all purposes of this Agreement to be a Standby Letter of Credit issued hereunder, and (2) each Existing Letter of Credit which is a Commercial Letter of Credit shall, as of the Effective Date, be deemed for all purposes of this Agreement to be a Commercial Letter of Credit issued hereunder. In addition to the foregoing and in addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(iii), and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iv), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Effective Date to but excluding the date which is five days before the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for its account for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Loan Parties herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Lender issue (and no Lender shall issue):

                  (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

                  (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $5,000,000;

                  (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for



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

         any such additional period; provided further that, unless Requisite Lenders otherwise consent, such Issuing Lender shall give notice that it will not extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing on the last day on which such Issuing Lender may give notice to the beneficiary that it will not extend such Standby Letter of Credit;

                  (iv) any Commercial Letter of Credit (a) having an expiration date later than the earlier of (X) 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion;

                  (v) any Letter of Credit denominated in a currency other than Dollars; or

                  (vi) any Letter of Credit during any period when a Lender Default exists, unless each Issuing Lender has entered into arrangements satisfactory to it and Company to eliminate such Issuing Lender's risk with respect to the Defaulting Lender, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage (after giving effect to the issuance of the proposed Letter of Credit).

         B.       Mechanics of Issuance.

                  (i) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent, at the Funding and Payment Office, a Notice of Issuance of Letter of Credit no later than 12:00 Noon (New York time) at least five Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of or maximum aggregate liability under, as applicable, the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, and (e) the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents and the verbatim text of any certificates to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment thereunder; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents or certificates; provided further that no Letter of Credit shall require payment against a conforming draft or other request for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft or other request for payment is required to be presented is located) that such draft or other request for payment is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

                  Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of



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

         Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

                  (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify the Company, whereupon Company may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the sum of the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

                  (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures (any such issuance by Administrative Agent being effected through the Funding and Payment Office), and upon its issuance of such Letter of Credit the Issuing Lender shall promptly notify Administrative Agent and each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit.

                  (iv) Reports to Lenders. Within 30 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Administrative Agent and Administrative Agent shall deliver to each Lender a report setting forth for such calendar quarter the daily maximum amount available to be drawn under the Letters of Credit that were outstanding during such calendar quarter.

         C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and



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

any drawings honored or payments made thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Loan Commitments) of the maximum amount which is or at any time may become available to be drawn or required to be paid thereunder.

3.2      Letter of Credit Fees.

         Company agrees to pay the following amounts to each Issuing Lender with respect to Letters of Credit issued by it for the account of Company:

                  (i) with respect to each Letter of Credit, (a) a fronting fee equal to 1/4 of 1.0% per annum of the daily maximum amount available to be drawn under such Letter of Credit and (b) a Letter of Credit fee equal to the product of (x) the then Applicable Eurodollar Rate Margin with respect to Revolving Loans and (y) the daily maximum amount available to be drawn under such Letter of Credit, in each case payable in arrears on and to the last Business Day in each of March, June, September and December of each year, commencing September 1998, and computed on the basis of a 360-day year for the actual number of days elapsed; and

                  (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be.

Promptly upon receipt by such Issuing Lender of any amount described in clause
(i)(b) of this subsection 3.2, such Issuing Lender shall distribute to each other Lender having Revolving Loan Exposure its Pro Rata Share of such amount.

3.3 Drawings and Payments and Reimbursement of Amounts Drawn or Paid Under Letters of Credit.

         A. Responsibility of Issuing Lender With Respect to Requests For Drawings and Payments. In determining whether to honor any drawing or request for payment under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

         B. Reimbursement by Company of Amounts Drawn or Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing or request for payment under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored or such payment is made (the applicable "Reimbursement Date") in an amount in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative



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Agent and such Issuing Lender prior to 12:00 Noon (New York time) on the date of such honored drawing or request for payment that Company intends to reimburse such Issuing Lender for the amount of such honored drawing or payment with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans which are Base Rate Loans on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment and
(ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the applicable Reimbursement Date, make Revolving Loans in the amount of such honored drawing or payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing or payment; provided further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing or payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.



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

         C. Payment by Lenders of Unreimbursed Drawings or Payments Under Letters of Credit.

                  (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any honored drawing or payment made by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing or payment and of such other Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Loan Commitments. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in same day funds, at the office of such Issuing Lender specified in such notice, not later than 2:00 P.M. (New York time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

                  (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any honored drawing or payment made by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing or payment such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing or payment when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.



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

         D.       Interest on Amounts Drawn or Paid Under Letters of Credit.

                  (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings or payments made under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such drawing or payment from the date such drawing is honored or payment is made to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored or payment is made to but excluding the applicable Reimbursement Date, the Base Rate plus the Applicable Base Rate Margin with respect to Revolving Loans, and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest described in the foregoing clause (a). Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing or payment under a Letter of Credit is reimbursed in full.

                  (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i), (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date of the applicable honored drawing or payment under a Letter of Credit issued by such Issuing Lender to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing or payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the Letter of Credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored or payment had been made under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such drawing or payment, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such drawing or payment such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such drawing or payment so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to and including the date on which such portion of such drawing or payment is reimbursed by Company. Any such distribution shall be made to a Lender at its Lending Office set forth on Schedule 2.1 or at such other address as such Lender may request.



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3.4      Obligations Absolute.

         The obligation of Company to reimburse each Issuing Lender for drawings honored or payments made under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

                  (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which appears to substantially comply with the terms of such Letter of Credit;

                  (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                  (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                  (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).



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

3.5      Indemnification; Nature of Issuing Lender's Duties.

         A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing or other request for payment under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

         B. Nature of Issuing Lenders' Duties. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing or payment under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

         In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

         Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall



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retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6      Increased Costs and Taxes Relating to Letters of Credit.

         In the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) results in any change in the basis of taxation of such Issuing Lender or Lender (or its applicable lending or letter of credit office) (other than a change with respect to any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this
         Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                  (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                  (iii) imposes any other condition on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (reasonably determined by such Issuing Lender or Lender) as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.



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                                   SECTION 4.
                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

         The obligations of Lenders to make (or maintain, as the case may be) Loans and the issuance of Letters of Credit hereunder are, in addition to the conditions precedent specified in subsection 4.3, subject to prior or concurrent satisfaction of the following conditions.

4.1      Conditions to Effectiveness of Amendment and Restatement.

         The effectiveness of this Agreement and the obligations of Lenders to make the Phase II Term Loans is subject to prior or concurrent satisfaction of the following conditions:

         A. Holdings and Company Documents. On or before the Effective Date, each of Holdings and Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel):

                           (i) Certified copies of its Certificate of
                  Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Closing Date;

                           (ii) resolutions of its Board of Directors approving
                  and authorizing the execution, delivery and performance of this Agreement and the Acknowledgement and Consent, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                           (iii) Signature and incumbency certificates of its
                  officers executing this Agreement and the other Loan Documents to which it is a party as of the Closing Date;

                           (iv) executed originals of this Agreement, the
                  Acknowledgement and Consent and (to the extent not previously executed and delivered to Lenders) the other Loan Documents to which it is a party; and

                           (v) such other documents as Administrative Agent may
                  reasonably request.

         B.       Subsidiary Documents.

                  (i) On or before the Effective Date, Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following for each of its Subsidiaries (other than AmeriComm Holdings and each of its Subsidiaries),



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         each unless otherwise noted, dated a recent date prior to their delivery to Lenders:

                           (a) a certificate of its corporate secretary or an
                  assistant secretary to the effect that there have been no (x) amendments to its Certificate of Incorporation or Bylaws after the Closing Date and (y) changes after the Closing Date in the incumbency of its officers;

                           (b) resolutions of its Board of Directors approving
                  and authorizing the execution, delivery and performance of the Acknowledgement and Consent, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                           (c) a good standing certificate from the Secretary of
                  State of the State of its jurisdiction of incorporation, dated a recent date prior to the Effective Date;

                           (d) executed originals of the Acknowledgement and
                  Consent and (to the extent not previously executed and delivered to Lenders) the other Loan Documents to which it is a party; and

                           (e) such other documents as Administrative Agent may
                  reasonably request.

                  (ii) On or before the Effective Date, Company shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following for AmeriComm Holdings and each of its Subsidiaries, each, unless otherwise noted, dated the Closing Date:

                           (a) Certified copies of the Certificate or Articles
                  of Incorporation of such Subsidiary, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which it is qualified as a foreign corporation to do business, each dated a recent date prior to the Effective Date;

                           (b) Copies of the Bylaws of such Subsidiary,
                  certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                           (c) Resolutions of the Board of Directors of such
                  Subsidiary approving and authorizing the execution, delivery and performance of the Subsidiary Guaranty, the Pledge Agreement, the Security Agreement and the other Loan Documents to which such Subsidiary is party, certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                           (d) Signature and incumbency certificates of its
                  officers executing the



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                  Subsidiary Guaranty, the Pledge Agreement, the Security
                  Agreement and the other Loan Documents to which such Subsidiary is party;

                           (e) Executed originals of the Subsidiary Guaranty,
                  the Pledge Agreement, the Security Agreement and the other Loan Documents to which such Subsidiary is a party; and

                           (f) Such other documents as Administrative Agent may
                  reasonably request.

         C. Opinions of Counsel to Loan Parties. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of White & Case LLP, counsel to Loan Parties, dated as of the Effective Date, as to the enforceability of this Agreement, the Notes and the Acknowledgement and Consent and such other matter as Administrative Agent and its counsel shall reasonably request, in form and substance satisfactory to Administrative Agent, and Company hereby requests such counsel for Loan Parties to deliver such opinions.

         D. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 hereof are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by Company on or before the Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent.

         E. Closing Date Mortgage Amendments. To the extent requested by Administrative Agent, the delivery to Administrative Agent of fully executed and acknowledged counterparts to amendments to the Closing Date Mortgages in form and substance satisfactory to Administrative Agent (such amendments, collectively, the "Mortgage Amendments") for each Closing Date Mortgaged Property and the delivery of evidence satisfactory to Administrative Agent that counterparts of the Mortgage Amendments have been or will be recorded in all places necessary or desirable to maintain valid and enforceable first priority Liens on the fee simple or leasehold interests of Company, as applicable, in the Closing Date Mortgaged Properties as of the Effective Date in favor of Administrative Agent, as mortgagee.

         F. Date-Down Policies. To the extent requested by Administrative Agent, the delivery to Administrative Agent of signed endorsements to the title policies or marked title commitments ("Date-Down Policies") insuring on the Effective Date fee simple or leasehold title to each of the Closing Date Mortgaged Properties vested in Company and insuring the first priority of the Liens created under the Closing Date Mortgages as amended by the Mortgage Amendments.



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

         G. Property Certificates or Affidavits. To the extent requested by Administrative Agent, the delivery to Administrative Agent of such certificates and affidavits as the Title Company may reasonably required in connection with the issuance of the Date-Down Policies.

         H. Date Down Opinions. The delivery to Administrative Agent of date-downs of opinions ("Date-Down Opinions") of local counsel in such states as Administrative Agent may request as to the enforceability of the Mortgage Amendments to be recorded in such states and such other matters as Administrative Agent shall reasonably request, which Date-Down Opinions shall be dated the Effective Date, addressed to Administrative Agent and the Lenders and otherwise in form and substance reasonably satisfactory to Administrative Agent.

         I. Repayment of Certain Existing Debt. Administrative Agent shall have received an Officers' Certificate of Company stating that, after giving effect to the funding of the Phase II Term Loans, all Indebtedness of Company and its Subsidiaries (including, without limitation all outstanding Indebtedness of DIMAC and AmeriComm Holdings and their respective Subsidiaries (other than any Obligations), including Indebtedness under the Existing Senior Notes, the Existing TCW Notes and the Existing AmeriComm Credit Agreement and with respect to Capital Leases) other than Indebtedness permitted to remain outstanding after the Effective Date pursuant to subsection 7.1 shall have been paid in full, redeemed or defeased, any commitments to lend thereunder shall have been terminated, all security interests created to secure the obligations arising in connection therewith shall have been terminated or effectively assigned to Administrative Agent for the benefit of Lenders, all letters of credit of AmeriComm Holdings and its Subsidiaries (other than Letters of Credit) shall have expired or been cancelled, and Company shall have delivered to Administrative Agent UCC-3 termination statements or assignments (or comparable forms) and any and all other instruments of release, satisfaction, assignment and/or reconveyance (or evidence of the filing thereof) as may be necessary or advisable to terminate or assign to Lenders all such security interests and all other security interests in the Collateral.

         J. Consents and Amendment Relating to Senior Note Indenture. All consents and amendments with respect to the Existing Senior Note Indenture as may be required to permit the consummation of the refinancings and other transactions contemplated by the Loan Documents and the Related Agreements to occur on the Effective Date shall have been obtained pursuant to the Consent Solicitation.

         K. Related Agreements. Administrative Agent shall have received (i) a fully executed or conformed copy of each Related Agreement entered into after the Closing Date and all principal documents executed after the Closing Date in connection therewith, and each such Related Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect except as permitted under subsection 7.13, and (ii) an Officer's Certificate from Company to the effect set forth in clause (i), and each such Related Agreement shall be reasonably satisfactory in form and substance to Administrative Agent.



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

         L. Perfection of Security Interests. Company shall have taken or caused to be taken such actions in such a manner so that Administrative Agent has a valid and perfected First Priority security interest in the entire personal property and mixed Collateral of AmeriComm Holdings and its Subsidiaries. Such actions shall include, without limitation: (i) the delivery pursuant to the applicable Collateral Documents of (a) such certificates (which certificates shall be registered in the name of Administrative Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank, all in form and substance satisfactory to Administrative Agent) representing all of the shares of capital stock required to be pledged pursuant to the Collateral Documents by AmeriComm Holdings and its Subsidiaries and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral of AmeriComm Holdings and its Subsidiaries; (ii) the delivery to Agents of (a) the results of a recent search, by a Person satisfactory to Agents, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of AmeriComm Holdings and its Subsidiaries, together with copies of all such filings disclosed by such search; (iii) the delivery to Administrative Agent of Uniform Commercial Code financing statements executed by AmeriComm Holdings and its Subsidiaries as to all such Collateral granted by such Loan Parties for all jurisdictions as may be necessary or desirable to perfect Administrative Agent's security interest in such Collateral of AmeriComm Holdings and its Subsidiaries; and (iv) the delivery to Administrative Agent of evidence reasonably satisfactory to Administrative Agent that all other filings (including, without limitation, Uniform Commercial Code termination statements and filings with the United States Patent and Trademark Office of trademark assignments and patent assignments for all trademarks and patents, respectively, used by AmeriComm Holdings and its Subsidiaries registered in the United States), recordings and other actions Administrative Agent deems necessary or advisable to establish, preserve and perfect the First Priority Liens granted to Administrative Agent in personal and mixed property shall have been made.

         M. Transaction Costs. Company shall have delivered to Administrative Agent and Lenders a schedule, in a form satisfactory to Administrative Agent, setting forth Company's reasonable best estimate of the fees, costs and expenses payable by Holdings and its Subsidiaries on or before the Effective Date in connection with the Debt Tender Offer, the Consent Solicitation and the refinancings contemplated to occur on the Effective Date.

         N. Environmental Reports. Administrative Agent shall have received such information, in form, scope and substance reasonably satisfactory to Administrative Agent, as Administrative Agent may reasonably request with respect to any environmental liabilities of AmeriComm Holdings or any of its Subsidiaries.

         O. Solvency Appraisal. Company shall have delivered to Administrative Agent and Lenders, if otherwise required to be delivered in connection with any refinancings to occur on the Effective Date, an opinion from an independent valuation consultant, dated



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

         on or about the Effective Date, addressed to Agents and Lenders and in form, scope and substance satisfactory to Agents, with appropriate attachments, demonstrating that after giving effect to the consummation of the refinancings contemplated to occur on the Effective Date, Company and its Subsidiaries are Solvent.

         P. Real Property. Administrative Agent shall have received from each applicable Subsidiary of AmeriComm Holdings with respect to any interest in real property (whether fee or leased) held by such Subsidiary a Mortgage, Mortgage Policy and any other documents which would be required to be delivered by such Subsidiary with respect to such interest in real property pursuant to subsection 6.12 if such interest had been acquired after the Closing Date by Company or any of its Subsidiaries other than AmeriComm Holdings or any of its Subsidiaries.

         Q.       Proceeds of Debt and Equity Capitalization of Company.

                  (i) Equity Capitalization. On or before the Effective Date, Holdings shall have (a) issued and sold for Cash not less than $30,000,000 in aggregate principal amount of Holdings Notes and shall have contributed to Company, as common equity, all of the net Cash proceeds from such issuance to Company and in addition (b) made a Cash, common equity, contribution to Company of not less than $10,000,000.

                  (ii) Senior Subordinated Notes. On or before the Effective Date, Company shall have issued and sold for Cash not less than $100,000,000 in aggregate principal amount of Senior Subordinated Notes.

                  (iii) Use of Proceeds. Company shall have provided evidence reasonably satisfactory to Administrative Agent that the proceeds of the debt and equity capitalization of Company described in the immediately preceding clauses (i) and (ii) have been irrevocably committed, to (a) finance the redemption, repurchase or other repayment of outstanding Indebtedness with respect to the Existing Senior Notes, the Existing TCW Notes and the Existing Americomm Credit Agreement, and to pay fees, costs and expenses payable by Holdings and its Subsidiaries on or before the Effective Date in connection with such refinancing, in accordance with subsection 2.5B.

         R. Repayment of Loans under Existing Credit Agreement; Fees; Letters of Credit.

                  (i) On or before the Effective Date, Company shall have paid to Administrative Agent, for distribution (as appropriate) to Administrative Agent and Lenders, all accrued interest, fees and other obligations due under the Existing Credit Agreement (including, without limitation, any compensation payable under subsection 2.6D of the Existing Credit Agreement).

                  (ii) No Letters of Credit shall be outstanding under the Existing Credit Agreement as of the Effective Date.



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

         S. Opinions of Counsel Delivered Under Related Agreements. To the extent requested by Administrative Agent, Administrative Agent and its counsel shall have received copies of each of the opinions of counsel delivered to the parties under any Related Agreements entered into after the Closing Date, including, without limitation, the Senior Subordinated Note Indenture and the Holdings Note Purchase Agreement, together with a letter from each such counsel authorizing Agents and Lenders to rely upon such opinion to the same extent as though it were addressed to Agents and Lenders.

         T. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and the Existing Credit Agreement and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

4.2      Conditions to All Loans.

         The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

                  A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer or the chief financial officer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

                  B.       As of that Funding Date:

                           (i) The representations and warranties contained
                  herein and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

                           (ii) No event shall have occurred and be continuing
                  or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

                           (iii) Each Loan Party shall have performed in all
                  material respects all agreements and satisfied all conditions which this Agreement and the other Loan Documents provide shall be performed or satisfied by it on or before that Funding Date;



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

                           (iv) No order, judgment or decree of any court,
                  arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it, on that Funding Date;

                           (v) The making of the Loans requested on such Funding
                  Date shall not violate any law including, without limitation, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

                           (vi) There shall not be pending or, to the knowledge
                  of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries that has not been disclosed by Company in writing and that is required to be so disclosed pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans, and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

4.3      Conditions to Letters of Credit.

         The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

         A. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, signed by the chief executive officer or the chief financial officer or by any executive officer of Company designated by any of the above-described officers on behalf of Company and Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

         B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.


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                                   SECTION 5.
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Agreement and to make (or maintain, as the case may be) the Loans, to induce Issuing Lender to issue (or maintain, as the case may be) Letters of Credit and to induce other Lenders to purchase participations therein, each of Holdings and Company represents and warrants to each Lender, on the date of this Agreement, on the Effective Date, on each Funding Date, and on the date of issuance of each Letter of Credit, that the following statements are true and correct.


5.1      Organization, Powers, Qualification, Good Standing, Business and
         Subsidiaries.

         A. Organization and Powers. Holdings, Company and each Subsidiary of Holdings which is a corporation are duly organized, validly existing and in good standing under the laws of their respective states of organization. Each Subsidiary of Holdings which is a limited partnership is a duly organized and validly existing limited partnership under the laws of its jurisdiction of formation and is in good standing in such jurisdiction. Each of Holdings, Company and their respective Subsidiaries has all requisite corporate or partnership (as applicable) power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and each Loan Party has all requisite corporate or partnership (as applicable) power and authority to enter into the Loan Documents, to carry out the transactions contemplated thereby and, in the case of Company, to issue and pay the Notes.

         B. Qualification and Good Standing. Holdings, Company and each Subsidiary of Holdings which is a corporation are qualified to do business and in good standing, and each Subsidiary of Holdings which is a limited partnership is authorized as a foreign limited partnership to do business, in every jurisdiction where their respective assets are located and wherever necessary to carry out their respective businesses and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

         C. Conduct of Business. Holdings and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.12.

         D. Company and Subsidiaries. All of the Subsidiaries of Holdings as of the Effective Date are identified in Schedule 5.1 annexed hereto, as it may be supplemented from time to time in accordance with the provisions of subsection
6.9 The capital stock or other equity interests of each of the Subsidiaries identified in Schedule 5.1 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock or other equity interests constitutes Margin Stock. The limited and general partnership interests of each of the Subsidiaries of Holdings identified in Schedule 5.1 annexed hereto which are limited partnerships are duly and validly issued. Holdings and each of the Subsidiaries of Holdings identified in Schedule 5.1 annexed hereto is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization set forth therein, has full corporate or



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

partnership (as applicable) power and authority to own its assets and properties and to operate its business as presently owned and conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed hereto correctly sets forth the ownership interest of Company in each of its Subsidiaries identified therein.

5.2      Authorization of Borrowing, etc.

         A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the issuance, delivery and payment of the Notes have been duly authorized by all necessary corporate and/or partnership (as applicable) action on the part of each of the Loan Parties party thereto.

         B. No Conflict. After giving effect to the consummation of the transactions contemplated hereby to occur on the Effective Date, the execution, delivery and performance by each of the applicable Loan Parties of the Loan Documents, the issuance, delivery and payment of the Notes and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

         C. Governmental Consents. The execution, delivery and performance by the Loan Parties of the Loan Documents, the issuance, delivery and payment of the Notes and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except to the extent obtained on or before the Closing Date.

         D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by each of the Loan Parties party thereto and is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.



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         E. Collateral Documents. The security interests created in favor of
Administrative Agent under the Collateral Documents will at all times from and after the Closing Date constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable security interest in and perfected First Priority Lien on all of the Collateral referred to therein in favor of Administrative Agent for the benefit of the Lenders. Each Loan Party has good title to its respective Collateral. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents, other than such as have been obtained and which remain in full force and effect and other than the filing of Uniform Commercial Code Financing Statements delivered to Administrative Agent for filing but not yet filed, and the periodic filing of Uniform Commercial Code continuation statements in respect of Uniform Commercial Code financing statements filed by or on behalf of Administrative Agent.

         F. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.2E and except as set forth on Schedule 7.2A annexed hereto, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO.

         G. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.



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

5.3      Financial Condition; Projections.

         A. Financial Statements. Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of DIMAC and its Subsidiaries as at December 31, 1995 and 1997 for the fiscal years then ended and as at December 31, 1996 for the eleven months then ended, and the related audited consolidated statements of income and cash flows of DIMAC and its Subsidiaries for the periods then ended, together with the report on such consolidated financial statements of the applicable certified public accountants setting forth in each case in comparative form the corresponding figures for the corresponding period from the previous fiscal year, (ii) the unaudited consolidated balance sheet of DIMAC and its Subsidiaries as at March 29, 1998 and the related unaudited consolidated statement of income of DIMAC and its Subsidiaries for the three months then ended, together with the corresponding figures for the corresponding period of the previous fiscal year, (iii) the audited consolidated balance sheets of AmeriComm Holdings and its Subsidiaries as at December 31, 1995, 1996 and 1997, and the related audited consolidated statements of income, stockholders' equity and cash flows of AmeriComm Holdings and its Subsidiaries for the periods then ended, together with the report on such consolidated financial statements of the applicable certified public accountants setting forth in each case in comparative form the corresponding figures for the previous fiscal year, and (iv) the unaudited consolidated balance sheet of AmeriComm Holdings and its Subsidiaries as at March 31, 1998 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of AmeriComm Holdings and its Subsidiaries for the three months then ended, together with the corresponding figures for the corresponding period of the previous fiscal year. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure required in accordance with GAAP. Neither Company nor any of its Subsidiaries has (and did not immediately following the funding of the initial Loans under the Existing Credit Agreement, have) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the most recent financial statements delivered pursuant to subsection 6.1, the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

         B. Projections. On and as of the Effective Date, the projections of Company and its Subsidiaries for the period from January 1, 1998 through December 31, 2006 previously delivered to Lenders (the "Projections") are based on good faith estimates and assumptions made by the management of Company, it being recognized, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material. Notwithstanding the foregoing, as of the Effective Date, management of Company believed that the Projections were reasonable and attainable.



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

5.4      No Material Adverse Change; No Restricted Junior Payments.

         Since the Closing Date, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Since the Closing Date, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5      Title to Properties; Liens; Real Property.

         A. Title to Properties; Liens. After giving effect to the transactions contemplated by the Existing Credit Agreement to occur on the Closing Date and the transactions contemplated to occur on the Effective Date, Holdings and its Subsidiaries have good and marketable fee simple to or a valid leasehold interest in all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7 and except for such defects that neither individually nor in the aggregate could reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

         B. Real Property. As of the Effective Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all fee interests of any Loan Party in real property and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 5.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any material default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.



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

5.6      Litigation; Adverse Facts.

         There is no action, suit, proceeding, arbitration or governmental investigation (whether or not purportedly on behalf of Holdings or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Company, threatened against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries that, either individually or in the aggregate together with all other such actions, proceedings and investigations, has had, or could reasonably be expected to result in, a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries is (i) in violation of any applicable law that has had, or could reasonably be expected to result in, a Material Adverse Effect or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has had, or could reasonably be expected to result in, a Material Adverse Effect.

5.7      Payment of Taxes.

         Except to the extent permitted by subsection 6.3, all material tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all material taxes, assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Neither Holdings nor Company knows of any proposed tax assessment against Holdings or any of its Subsidiaries other than those which are being actively contested by Holdings or such Subsidiary in good faith and by appropriate proceedings and for which reserves or other appropriate provisions, if any, as may be required in conformity with GAAP shall have been made or provided therefor.

5.8      Performance of Agreements; Materially Adverse Agreements.

         A. Neither Holdings nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

         B. Neither Holdings nor any of its Subsidiaries is a party to or is otherwise subject to any agreement or instrument or any charter or other internal restriction which has had, or could reasonably be expected (based upon assumptions that are reasonable at the time made) to result in, individually or in the aggregate, a Material Adverse Effect.



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

5.9      Governmental Regulation.

         Neither Holdings nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10     Securities Activities.

         Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

5.11     Employee Benefit Plans.

         A. Holdings and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, except to the extent that any non-compliance with ERISA or any such failure to perform would not result in material liability of Holdings or any of its ERISA Affiliates.

         B. No ERISA Event has occurred which has resulted or is reasonably likely to result in any material liability of Company or any of its ERISA Affiliates to the PBGC or to any other Person.

         C. Except to the extent required under Section 4980B of the Internal Revenue Code and/or Section 601 of ERISA, neither Holdings nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of Holdings or any of its Subsidiaries other than as set forth on
Schedule 5.11 annexed hereto.

         D. No Pension Plan has an Unfunded Current Liability in an amount that would have a Material Adverse Effect.

         E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, could not reasonably be expected to have a Material Adverse Effect.



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

5.12     Certain Fees.

         No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the loan transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13     Environmental Protection.

         Except where no Material Adverse Effect could reasonably be expected to result therefrom:

                  (i) the operations of Holdings and each of its Subsidiaries (including, without limitation, all operations and conditions at or in the Facilities) comply in all material respects with all Environmental Laws;

                  (ii) Holdings and each of its Subsidiaries have obtained all material Governmental Authorizations under Environmental Laws necessary to their respective operations, and all such Governmental Authorizations are in good standing, and Holdings and each of its Subsidiaries are in compliance with all material terms and conditions of such Governmental Authorizations;

                  (iii) neither Holdings nor any of its Subsidiaries has received (a) any notice or claim to the effect that it is or may be liable to any Person as a result of or in connection with any Hazardous Materials or (b) any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. -section- 9604) or comparable state laws, and, to the best knowledge of Comp+any, none of the operations of Holdings or any of its Subsidiaries is the subject of any federal or state investigation relating to or in connection with any Hazardous Materials at any Facility or at any other location;

                  (iv) none of the operations of Holdings or any of its Subsidiaries is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws;

                  (v) to the knowledge of Holdings or Company, neither Holdings nor any of its Subsidiaries nor any of their respective Facilities or operations is subject to any outstanding written order or agreement with any governmental authority or private party relating to (a) any Environmental Laws or (b) any Environmental Claims;

                  (vi) neither Holdings nor any of its Subsidiaries has any material contingent liability in connection with any Release of any Hazardous Materials by Holdings or any of its Subsidiaries;

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

                  (vii) neither Holdings nor any of its Subsidiaries nor, to the knowledge of Holdings or Company, any predecessor of Holdings or any of its Subsidiaries has filed any notice or report under any Environmental Law indicating past or present treatment or Release of Hazardous Materials at any Facility, and none of Holdings' or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent;

                  (viii) to the knowledge of Company, no Hazardous Materials exist on or under any Facility in a manner that has a reasonable possibility of giving rise to an Environmental Claim;

                  (ix) neither Holdings nor any of its Subsidiaries nor, to the best knowledge of Company, any of their respective predecessors has disposed of any Hazardous Materials in a manner that has a reasonable possibility of giving rise to an Environmental Claim;

                  (x) to the knowledge of Company, no underground storage tanks or surface impoundments are on or at any Facility; and

                  (xi) to the knowledge of Company, no Lien in favor of any Person relating to or in connection with any Environmental Claim has been filed or has been attached to any Facility.

5.14     Employee Matters.

         There is no strike or work stoppage in existence or threatened involving Holdings or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.15     Solvency.

         Each Loan Party is, and Company and its Subsidiaries, taken as a whole, are, and, upon the incurrence of any Obligations by any Loan Party on any date on which this representation is made, will be, Solvent.

5.16     Related Agreements.

         A. Delivery of Related Agreements. Company has delivered to Agents complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

         B. Seller's Warranties. Except to the extent otherwise set forth herein or in the schedules hereto, to Holdings' and Company's knowledge (i) each of the representations and warranties given by DIMAC or Heritage to Company in the DIMAC Acquisition Agreement and (ii) each of the representations and warranties given by AmeriComm or AmeriComm Holdings to Company in the AmeriComm Acquisition Agreement was true and correct in all material respects as of the Closing Date (or as of any earlier date to which such representation and warranty specifically relates), in each case subject to the qualifications set forth in the schedules to the DIMAC Acquisition Agreement and the AmeriComm Acquisition Agreement, as applicable.

         C. Warranties of Company. Subject to the qualifications and the schedules set forth therein, each of the representations and warranties given by Company to DIMAC or Heritage in the DIMAC Acquisition Agreement and each of the representations and warranties given by Company to AmeriComm Holdings in the AmeriComm Acquisition Agreement was true and correct in all material respects as of the Closing Date.

         D. Survival. Notwithstanding anything in either the DIMAC Acquisition Agreement or the AmeriComm Acquisition Agreement to the contrary, the representations and warranties of Company set forth in subsections 5.16B and 5.16C shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Agents and Lenders.

5.17     Disclosure.

         The representations and warranties of Holdings and its Subsidiaries contained in the Loan Documents and in any other document, certificate or written statement furnished to Lenders by or on behalf of Holdings or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state a material fact (known to Holdings or the applicable Subsidiary, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that has had, or could reasonably be expected to result in, a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

5.18     Subordination of Subordinated Indebtedness.

         The subordination provisions of any Subordinated Indebtedness are enforceable against the holders thereof, and the Loans and other monetary Obligations hereunder are and will be within the definition of "Senior Indebtedness" or "Senior Debt", as the case may be, included in such provisions.



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

5.19     Year 2000 Problems.

         Company and its Subsidiaries have (i) engaged in a process of assessment of the existence of the Year 2000 Problems reasonably appropriate to the scope and complexity of their respective Systems; (ii) adopted and are successfully implementing a plan of correction ("Plan of Correction") which, Company reasonably believes will result in a substantial elimination of Year 2000 Problems before any processing failure of a System or of Systems due to Year 2000 Problems which might have a material effect on the business, operations or financial performance of Company and, in the case of all Systems critical to the business or operations of Company and its Subsidiaries, elimination in all material respects of Year 2000 Problems prior to any processing failure of a System or Systems due to Year 2000 Problems which might have a material effect on the business, operations or financial performance of Company; (iii) adopted and are successfully implementing validation procedures calculated to test on an ongoing basis the sufficiency of the Plan of Correction, its implementation, and the correction of Year 2000 Problems in substantially all Systems and all Systems critical to the business or operations of Company and its Subsidiaries; (iv) adopted and are successfully implementing policies and procedures requiring regular reports to, and monitoring by, senior management of Company concerning the foregoing matters; and (v) provided Administrative Agent true and correct copies of the written Plan of Correction, and related implementation budgets, reviewed and approved by Company's Board of Directors.

                                   SECTION 6.
                              AFFIRMATIVE COVENANTS

         Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1      Financial Statements and Other Reports.

         Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent (with sufficient copies for delivery to each Lender):

                  (i) Monthly Financials: as soon as available and in any event within 30 days after each calendar month-end commencing with September 30, 1998, or in the case of the third month of any fiscal quarter, within 45 days after the end of such month, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of each fiscal month ending after the Closing Date and the related consolidated and consolidating statements of income, and consolidated statement of cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth, in the case of statements of income only, in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; and (b) a narrative report describing the operations of Company and its Subsidiaries taken as a whole in the form prepared for presentation to senior management for such month and for the period from the beginning of the then current Fiscal Year to the end of such month;

                  (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of the Fiscal Quarter ending September 30, 1998 and of each Fiscal Quarter thereafter, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income and consolidated statement of cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth, in the case of statements of income only, in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) to the extent otherwise prepared for presentation to senior management, a narrative report describing the operations of Company and its Subsidiaries taken as a whole in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

                  (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income and consolidated statement of cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth, in the case of statements of income only, in comparative form the corresponding figures for the previous fiscal year and the corresponding figures from the consolidated plan and financial forecast delivered pursuant to subsection 6.1(xiii) for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries taken as a whole in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iv) Officer's and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (a) an Officer's Certificate of Company stating that the signer has reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7;

                  (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i), (ii), (iii) or
         (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii),
         (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for
         (y) the current Fiscal Year to the effective date of such change and
         (z) the two full fiscal years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i), (ii), (iii) or (xiii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences which would have resulted if such financial statements had been prepared without giving effect to such change, if reasonably requested by Administrative Agent;

                  (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit has included a reading of the terms of this Agreement and the other Loan Documents as they relate to the covenants set forth in subsection 7.6 and accounting matters, and (b) stating whether, in connection with their audit examination, any condition or event, insofar as such condition or event relates to the covenants set forth in subsection 7.6 or accounting matters, that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

                  (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

                  (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Holdings or any of its Subsidiaries to the public concerning material developments in the business of Holdings or any of its Subsidiaries;

                  (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Holdings or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition,



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

         and what action Holdings or Company has taken, is taking and proposes to take with respect thereto;

                  (x) Litigation or Other Proceedings: (a) promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

                           (a) if adversely determined, has a reasonable
                  possibility of giving rise to a Material Adverse Effect; or

                           (b) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters; and (b) within 45 days after the end of each fiscal quarter of Company, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Holdings or any of its Subsidiaries equal to or greater than $2,500,000 and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

                  (xi) ERISA Events: promptly upon Company becoming aware of the occurrence of any ERISA Event that would result in a material liability of Company or any of its ERISA Affiliates, a written notice specifying the nature thereof, what action Company or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (xii) ERISA Notices: with reasonable promptness, copies of (a) all written notices received by Company or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (b) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                  (xiii) Financial Plans: as soon as practicable and in any event no later than the beginning of each Fiscal Year, a monthly consolidated and consolidating plan and financial forecast for the next succeeding Fiscal Year, including without limitation (a) forecasted consolidated balance sheet and forecasted consolidated and consolidating statements of income and consolidated statement of cash flows of Company and its Subsidiaries for such Fiscal Year, together with a pro forma Compliance Certificate for such Fiscal Year and an explanation of the assumptions on which such forecasts are based, and (b) such other information and projections as Administrative Agent may reasonably request;

                  (xiv) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Holdings and its Subsidiaries and all material insurance coverage planned to be maintained by Holdings and its Subsidiaries in the immediately succeeding Fiscal Year;

                  (xv) Environmental Audits and Reports: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of Holdings or any of its Subsidiaries or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which could result in a Material Adverse Effect;

                  (xvi) Regulatory Notices: promptly upon receipt, notification of any non-renewal, cancellation, termination, revocation, suspension, impairment or material modification of, or of any hearing, proceeding or investigation regarding, any license held by Holdings or any of its Subsidiaries which is reasonably likely to have a Material Adverse Effect;

                  (xvii) Holdings' Financial Statements: promptly upon their becoming available, copies of all unaudited and audited financial statements and reports sent or made available by Holdings to creditors of Holdings; and

                  (xviii) Other Information: with reasonable promptness, such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

         For purposes of subsections 6.1(i), 6.1(ii) and 6.1(iii), "consolidating" balance sheets of Company and its Subsidiaries refer to balance sheets consolidating the financial position of the major operating group of Company's Subsidiaries, which operating groups as of the Effective Date consist of (1) DIMAC and its Subsidiaries and (2) AmeriComm Holdings and its Subsidiaries.

6.2      Corporate Existence

         Except as permitted under subsection 7.7, each of Holdings and Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to the business of Holdings and its Subsidiaries (on a consolidated basis).



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6.3      Payment of Taxes and Claims; Tax Consolidation.

         A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

         B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than with Holdings, Company or Subsidiaries of Company).

6.4      Maintenance of Properties; Insurance.

         Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses. Each such policy of casualty insurance covering damage to or loss of property shall name Administrative Agent for the benefit of Lenders as the loss payee thereunder for all losses, subject to application of proceeds as required by subsection 2.4B(iii)(d), and shall provide for at least 30 days' prior written notice to Administrative Agent of any modification or cancellation of such policy.



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

6.5      Inspection; Lender Meeting.

         Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable advance notice and at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Company will, upon the request of Administrative Agent, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

6.6      Compliance with Laws, etc.

         Company shall, and shall cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could reasonably be expected to cause a Material Adverse Effect.

6.7      Environmental Disclosure and Inspection.

         A. Company shall, and shall cause each of its Subsidiaries to, exercise all due diligence in order to comply and cause (i) all tenants under any leases or occupancy agreements affecting any portion of the Facilities and (ii) all other Persons on or occupying such property, to comply with all Environmental Laws, noncompliance with which could reasonably be expected to cause a Material Adverse Effect.

         B. Company agrees that Administrative Agent may, from time to time, retain, at Company's expense, an independent professional consultant reasonably acceptable to Company to review any report relating to Hazardous Materials prepared by or for Company and to conduct its own investigation of any Facility currently owned, leased, operated or used by Company or any of its Subsidiaries, if (x) an Event of Default or Potential Event of Default shall have occurred and be continuing, or (y) Administrative Agent reasonably believes (1) that an occurrence relating to such Facility is likely to give rise to an Environmental Claim or (2) that a violation of an Environmental Law on or around such Facility has occurred, which could, in either such case, result in a Material Adverse Effect. Company agrees to use all reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct its own investigation of any such Facility previously owned, leased, operated or used by Company or any of its Subsidiaries. Company shall use its reasonable efforts to obtain for Administrative Agent and its agents, employees, consultants and contractors the right, upon reasonable notice to Company, to enter into or on to the Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries to perform such tests on such property as are reasonably necessary to conduct such a review and/or investigation. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during



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

normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at any such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7B will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (i) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (ii) neither Agent nor any Lender makes any representation or warranty with respect to such report, and (iii) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

         C. Company shall promptly advise Administrative Agent in writing and in reasonable detail of (i) any Release of any Hazardous Materials required to be reported to any federal, state, local or foreign governmental or regulatory agency under any applicable Environmental Laws, (ii) any and all written communications with respect to any Environmental Claims that have a reasonable possibility of giving rise to a Material Adverse Effect or with respect to any Release of Hazardous Materials required to be reported to any federal, state or local governmental or regulatory agency, (iii) any remedial action taken by Company or any other Person in response to (x) any Hazardous Materials on, under or about any Facility, the existence of which has a reasonable possibility of resulting in an Environmental Claim having a Material Adverse Effect, or (y) any Environmental Claim that could have a Material Adverse Effect, (iv) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws, and (v) any request for information from any governmental agency that fairly suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for a Release of Hazardous Materials.

         D. Company shall promptly notify Administrative Agent of (i) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could have a Material Adverse Effect or that could reasonably be expected to have a material adverse effect on any Governmental Authorization then held by Company or any of its Subsidiaries and (ii) any proposed action to be taken by Company or any of its Subsidiaries to commence manufacturing, industrial or other similar operations that could reasonably be expected to subject Company or any of its Subsidiaries to additional laws, rules or regulations, including, without limitation, laws, rules and regulations requiring additional environmental permits or licenses, that are materially different from the laws, rules and regulations applicable to the operations of Company and its Subsidiaries as of the Closing Date.

         E. Company shall, at its own expense, provide copies of such documents or information as Administrative Agent may reasonably request in relation to any matters disclosed



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pursuant to this subsection 6.7.

6.8      Company's Remedial Action Regarding Hazardous Materials.

         Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on or under any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations unless the failure to so comply could not reasonably be expected to have a Material Adverse Effect. In the event Company or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Materials on or under any Facility, Company or such Subsidiary shall conduct and complete such remedial action in material compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith by Company or such Subsidiary.



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6.9      Execution of Subsidiary Guaranty and Collateral Documents by
         Subsidiaries and Future Subsidiaries.

         In the event that any Person that becomes a Subsidiary after the date hereof in accordance with the provisions of subsection 7.7(vii) or (viii), Company will promptly notify Administrative Agent of that fact and cause such Subsidiary (at the time it becomes a Subsidiary) to execute and deliver to Administrative Agent a counterpart of the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement, and to take all such further action and execute all such further documents and instruments as may be required to grant and perfect in favor of Administrative Agent, for the benefit of Lenders, a First Priority security interest in all of the real, mixed and personal property assets of such Subsidiary. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) (x) if such Subsidiary is a corporation,
(a) certified copies of such Subsidiary's Articles or Certificate of Incorporation, together, if applicable, with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation, each to be dated a recent date prior to their delivery to Administrative Agent, (b) a copy, if applicable, of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant corporate secretary as of a recent date prior to their delivery to Administrative Agent, (c) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (i) the incumbency and signatures of the officers of such Subsidiary executing the Subsidiary Guaranty, the Collateral Documents and the other Loan Documents to which such Subsidiary is a party and (ii) the fact that the attached resolutions of the Board of Directors of such Subsidiary authorizing the execution, delivery and performance of the Subsidiary Guaranty, such Collateral Documents and such other Loan Documents are in full force and effect and have not been modified or rescinded, (y) if such Subsidiary is a limited partnership, (a) from or with respect to such Subsidiary's general partner, each of the items required to be delivered under item (a) of clause (x) above if such Subsidiary were a corporation, (b) certified copies of its Certificate of Limited Partnership, together with a good standing certificate from the Secretary of State of its jurisdiction, each dated a recent date prior to their delivery to Administrative Agent, and (c) copies of its limited partnership agreement, certified as true, correct and in full force and effect as of the date of its delivery to Administrative Agent, with no amendments, modifications or supplements thereto, by the corporate secretary or an assistant secretary of its general partner, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of the Subsidiary Guaranty, the Collateral Documents and any other Loan Documents to which it is a party and (c) the enforceability of the Subsidiary Guaranty and such Collateral Documents against such Subsidiary, and (d) such other matters as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent and its counsel. In addition, Company shall promptly deliver a supplement to Schedule 5.1 to Administrative Agent if any Subsidiary is created or acquired pursuant to subsection 7.7(vii) or (viii).



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6.10     Interest Rate Protection.

         At all times Company shall maintain in effect one or more Interest Rate Agreements in form and substance satisfactory to Administrative Agent to the extent necessary so that the sum of (i) the aggregate notional principal amount of Indebtedness covered by such Interest Rate Agreements plus (ii) the aggregate principal amount of Indebtedness of Company bearing interest at fixed rates, equals or exceeds $100,000,000.

6.11     Further Assurances.

         At any time or from time to time upon the request of Administrative Agent, Company will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents. In furtherance and not in limitation of the foregoing, Company shall take, and cause each of its Subsidiaries to take, such actions as Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, landlord's consents and estoppels, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets of Company and its Subsidiaries and all of the outstanding capital stock of Company.

6.12 Conforming Leasehold Interests; Matters Relating to Additional Real Property Collateral.

         A. Notice of Property Acquisition. As promptly as practicable and in any event no later than the date of acquisition by Company or any of its Subsidiaries of any interest in real property (whether fee or leased), Company shall deliver written notice to Administrative Agent of such acquisition.

         B. Conforming Leasehold Interests. If Company or any of its Subsidiaries acquires any Leasehold Property, Company shall, or shall cause such Subsidiary to, use its best efforts (without requiring Company or such Subsidiary to relinquish any material rights or incur any material obligations or to expend more than a nominal amount of money over and above the reimbursement, if required, of the landlord's out-of-pocket costs, including attorneys fees) to cause such Leasehold Property to be a Conforming Leasehold Interest.

         C. Additional Mortgages, Etc. From and after the Closing Date, in the event that (i) Company or any of its Subsidiaries acquires any fee interest in real property (ii) Company or any of its Subsidiaries acquires any leasehold property (other than any leased property (a) with respect to which the aggregate payments under the term of the lease are less than $150,000 per



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annum, (b) that does not contain any financial records not contained elsewhere,
(c) that does not have any property with an aggregate value in excess of $250,000 and (d) that is not material to the operation of the business of Company or any of its Subsidiaries (each such property being an "Excluded Leased Asset"), or (iii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property or any leasehold interest (other than an Excluded Leased Asset) (any such real property asset described in the foregoing clauses (i), (ii) or (iii) being an "Additional Mortgaged Property"), Company or such Subsidiary shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property the following:

                  (i) Additional Mortgage and Assignment of Rents and Leases. A fully executed and notarized Mortgage (an "Additional Mortgage") and a fully executed and notarized Assignment of Rents and Leases, each in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

                  (ii) Opinions of Counsel. (a) A favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Additional Mortgage and such other matters as Administrative Agent may reasonably request, and (b) if required by Administrative Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Additional Mortgaged Property is located with respect to the enforceability of the form of Additional Mortgage to be recorded in such state and such other matters (including without limitation any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent;

                  (iii) Landlord Consent and Estoppel; Recorded Leasehold Interest. In the case of any Additional Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

                  (iv) Title Insurance. (a) An ALTA standard form mortgagee title insurance policy or an unconditional commitment therefor (an "Additional Mortgage Policy") issued by the Title Company with respect to such Additional Mortgaged Property, in an amount satisfactory to Administrative Agent, insuring fee simple title to, or a valid leasehold interest in, such Additional Mortgaged Property vested in such Loan Party and assuring Administrative Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative



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

         Agent; and (b) evidence satisfactory to Administrative Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Additional Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Additional Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Additional Mortgage in the appropriate real estate records;

                  (v) Title Report. If no Additional Mortgage Policy is required with respect to such Additional Mortgaged Property, a title report issued by the Title Company with respect thereto, dated not more than 30 days prior to the date such Additional Mortgage is to be recorded and satisfactory in form and substance to Administrative Agent;

                  (vi) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Additional Mortgage Policy or title report delivered pursuant to clause (v) or (vi) above;

                  (vii) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

                  (viii) Environmental Audit. Reports and other information, in form, scope and substance satisfactory to Administrative Agent and prepared by environmental consultants satisfactory to Administrative Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property;

provided, that notwithstanding anything to the contrary contained in this subsection 6.12, neither Company nor any of its Subsidiaries shall be required to deliver any of the items set forth in this subsection 6.12C with respect to any property unless Administrative Agent requests delivery of such items.



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6.13     Year 2000 Problems.

         Company shall (i) promptly advise Administrative Agent of any material
(A) disruption or delay in the implementation of the Plan of Correction, as the same may be updated from time to time, including any determination by Company, any senior manager of Company or any other Subsidiary of Company, or any consultant known to Company or any other Subsidiary of Company with respect to Year 2000 Problems ("Consultant") that there is or will be a failure to achieve any of the objectives specifically identified in subdivision (ii) of subsection 5.19, or (B) change in the written Plan of Correction or related implementation budget referred to in subdivision (v) of subsection 5.19, or any later version thereof furnished to Administrative Agent; (ii) afford to Administrative Agent and its representatives, upon three days' notice to Company, reasonable access to Company's and its Subsidiaries' properties, personnel, service providers, vendors and records for the purpose of enabling Administrative Agent to assess the adequacy of, and the record of performance of Company and its Subsidiaries with respect to, the Plan of Correction, related financial performance and conformity of actual performance with related implementation budgets; and (iii) periodically report to Administrative Agent, in such form as Administrative Agent may reasonably request, on (a) the progress of Company and its Subsidiaries in implementing the Plan of Correction, (b) the budget for, and actual financial performance with respect to, implementation of the Plan of Correction and (c) the assessment of Company, any senior manager of Company or any other Subsidiary of Company, or any Consultant of the adequacy of the Plan of Correction or the related implementation budget.


                                   SECTION 7.
                               NEGATIVE COVENANTS

         Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7. Holdings covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Holdings shall perform all covenants in subsections 7.13A, 7.13B and 7.15.

7.1      Indebtedness.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (i) Each of the Loan Parties may become and remain liable with respect to its respective Obligations;

                  (ii) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection
         7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

                  (iv) Company and its Subsidiaries may become and remain liable with respect to Indebtedness under Capital Leases capitalized on the consolidated balance sheet of Company and its Subsidiaries and other Indebtedness secured by Liens permitted under subsection 7.2A(iii); provided, that the aggregate amount of all Indebtedness outstanding under this clause (iv) at any time shall not exceed $20,000,000;

                  (v) Company may become and remain liable with respect to Indebtedness to any of its Subsidiaries, any Subsidiary Guarantor may become and remain liable with respect to Indebtedness to Company, and any Subsidiary of Company which is not a Subsidiary Guarantor may become and remain liable with respect to Indebtedness to any other Subsidiary of Company which is not a Subsidiary Guarantor; provided that, in each case, (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its respective Subsidiaries shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, (c) any payment by Company or by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by Company or by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made and (d) each such Subsidiary Guarantor shall have executed and delivered a counterpart of the Subsidiary Guaranty and the Pledge Agreement and the Security Agreement;

                  (vi) Company may become and remain liable with respect to Permitted Seller Paper in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

                  (vii) Company and its Subsidiaries may remain liable with respect to Permitted Earn Out Agreements in effect on the Closing Date, and Company may become and remain liable with respect to Permitted Earn Out Agreements after the Effective Date;

                  (viii) AmeriComm Holdings and its Subsidiaries may remain liable with respect to Indebtedness under any Existing Senior Notes not tendered pursuant to the Debt Tender Offer;

                  (ix) Company may become and remain liable with respect to the Senior Subordinated Notes; and

                  (x) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed at any time outstanding $15,000,000.

7.2      Liens and Related Matters.

         A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement, or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except:

                  (i) Permitted Encumbrances;

                  (ii) Liens described in Schedule 7.2A annexed hereto;

                  (iii) Purchase money security interests (including mortgages, conditional sales, Capital Leases and any other title retention or deferred purchase devices) in real or tangible personal property of Company or any of its Subsidiaries existing or created at the time of acquisition thereof or within 30 days thereafter, and the renewal, extension and refunding of any such security interest in an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that such Indebtedness is permitted by subsection 7.1(iv) or subsection 7.1(x) hereof; and provided further, that Indebtedness which is not permitted by subsection 7.1(iv) and is secured by Liens permitted under this subsection 7.2A(iii) shall not (a) exceed $5,000,000 in aggregate principal amount outstanding and (b) be owed to any Person other than a Lender;

                  (iv) Liens on assets of Company and its Subsidiaries not otherwise permitted under this subsection 7.2A, securing Indebtedness in an aggregate amount not to exceed $2,500,000 at any time outstanding;

                  (v) [Intentionally omitted]; and

                  (vi) Liens in favor of Administrative Agent granted pursuant to the Collateral Documents.

         B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any consensual Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

         C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired (other than in connection with the Senior Subordinated Notes, the Holdings Notes and the Holdings PIK Notes).

         D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except (x) for encumbrances or restrictions under the Senior Subordinated Note Indenture, and (y) as otherwise provided herein, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

7.3      Investments; Joint Ventures.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                  (i) Company and its Subsidiaries may (a) continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company, (b) make and own additional Investments in any Subsidiary which is a Subsidiary Guarantor at the time each such additional Investment is made, and (c) own Investments in their respective Subsidiaries to the extent that such Investments reflect an increase in the value of such Subsidiaries;

                  (ii) Company and its Subsidiaries may make intercompany loans to the extent permitted by subsection 7.1(v);

                  (iii) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

                  (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.6D;

                  (v) Company and its Subsidiaries may make and own Investments in Subsidiaries acquired pursuant to acquisitions permitted pursuant to subsection 7.7(vii);

                  (vi) Company and its Subsidiaries may make Investments contemplated by the DIMAC Acquisition Agreement and the AmeriComm Acquisition Agreement;

                  (vii) Company and its Subsidiaries may make loans to officers of Holdings and its Subsidiaries in an aggregate amount not to exceed $500,000 at any time; and

                  (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $5,000,000; provided that the aggregate amount of such Investments in any Fiscal Year shall not exceed $2,500,000.

7.4      Contingent Obligations.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                  (i) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit, and the Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under the Subsidiary Guaranty;

                  (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements required under subsection 6.10; provided, that such Interest Rate Agreements are entered into to protect against fluctuations in interest rates and not for the purposes of speculation;

                  (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

                  (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, landlords, customers, franchisees and licensees of Company and its Subsidiaries in an aggregate amount not to exceed at any time $500,000;

                  (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of unsecured guaranties of any obligations (other than obligations in respect of Permitted Earn Out Agreements, Permitted Seller Paper or Indebtedness of Company permitted under subsection 7.1(ix)) of Company or any of its Subsidiaries permitted under this Agreement in an aggregate amount not to exceed at any time $1,000,000;

                  (vi) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of unsecured guaranties of any Indebtedness of Company permitted under subsection 7.1(ix); provided, that in each case the obligations of any such Subsidiary under any such guaranty shall be subordinated in right of payment to the Obligations pursuant to documentation containing subordination provisions and other material terms reasonably satisfactory to Administrative Agent;

                  (vii) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto; and

                  (viii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $2,000,000.

7.5      Restricted Junior Payments.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that, so long as no Event of Default has occurred and is continuing or would result therefrom, (i) Company and its Subsidiaries may make scheduled payments in respect of any Permitted Seller Paper, (ii) Company and its Subsidiaries may make (x) regularly scheduled payments of interest in respect of the Senior Subordinated Notes and any other Subordinated Indebtedness and (y) Restricted Junior Payments to Holdings to permit regularly scheduled payments of interest in respect of the Holdings Notes and the Holdings PIK Notes, in each case in accordance with the terms of, and only to the extent required by, and subject to the provisions contained in, the indenture or other agreements pursuant to which such Subordinated Indebtedness, Holdings Notes or Holdings PIK Notes were issued, in each case as such indenture or other agreements may be amended from time to time to the extent permitted under subsection 7.13, (iii) Company may make Restricted Junior Payments to Holdings to permit the payment of the Management Fees under the Management Services Agreement, (iv) Company may make Restricted Junior Payments to Holdings, (a) in an aggregate amount not to exceed $500,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses and (b) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, (v) Company may make Restricted Junior Payments to Holdings to the extent required for Holdings to make, Restricted Junior Payments in an aggregate amount not to exceed $2,500,000 in any Fiscal Year to the extent necessary to make repurchases of capital stock (and options or warrants to purchase such capital stock) of Holdings from employees upon termination (including by reason of death, disability or retirement) of such employees, and (vi) so long as no Event of Default or Potential Event of Default has occurred and is continuing or would be caused thereby, Company may make Restricted Junior Payments of amounts to the extent required for Holdings to repurchase, redeem, defease or otherwise prepay or retire any Existing Senior Notes not tendered pursuant to the Debt Tender Offer on terms (set forth in the Existing Senior Note Indenture or otherwise) no less favorable in any material respect to Holdings, Company and Lenders than the terms of the Debt Tender Offer; and, provided further, that any Restricted Junior Payments by Company to Holdings permitted under this subsection shall be applied by Holdings for the purposes specified in this subsection.

7.6      Financial Covenants.

         A. Minimum Interest Coverage Ratio. The ratio (the "Interest Coverage Ratio") of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense for any four-Fiscal Quarter period (or such shorter measurement period contemplated by the definition) ending during any of the periods set forth below (each applicable four-Fiscal Quarter period being a "Calculation Period") shall not be less than the correlative ratio indicated; provided that, for any measurement of the Interest Coverage Ratio made prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Interest Expense for the relevant Calculation Period shall equal the product of (i) Consolidated Interest Expense for the period from the Closing Date to the date of measurement multiplied by (ii) a fraction, the numerator of which is 365 and the denominator of which is the number of days during the period from the Closing Date to the date of measurement.


                       Period During Which                                 Minimum Interest
                     Calculation Period Ends                                Coverage Ratio
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
               Closing Date through March 31, 1999                            1.65:1.00
---------------------------------------------------------------------------------------------------
             April 1, 1999 through December 31, 1999                          1.80:1.00
---------------------------------------------------------------------------------------------------
            January 1, 2000 through December 31, 2000                         2.15:1.00
---------------------------------------------------------------------------------------------------
            January 1, 2001 through December 31, 2001                         2.35:1.00
---------------------------------------------------------------------------------------------------
            January 1, 2002 through December 31, 2002                         2.50:1.00
---------------------------------------------------------------------------------------------------
                  January 1, 2003 and thereafter                              2.75:1.00


         B. Minimum Fixed Charge Coverage Ratio. The ratio (the "Fixed Charge Coverage Ratio") of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Fixed Charges for any Calculation Period shall not be less than the correlative ratio indicated; provided that, for any measurement of the Fixed Charge Coverage Ratio made prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Interest Expense for the relevant Calculation Period shall equal the product of (i) Consolidated Interest Expense for the period from the Closing Date to the date of measurement multiplied by (ii) a fraction, the numerator of which is 365 and the denominator of which is the number of days during the period from the Closing Date to the date of measurement, and each other component of Consolidated Fixed Charges shall be measured from the Closing Date to the date of measurement.


                                                                           Minimum Fixed
                       Period During Which                                    Charge
                     Calculation Period Ends                              Coverage Ratio
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

              Closing Date through December 31, 1999                         1.00:1.00
------------------------------------------------------------------------------------------------
            January 1, 2000 through December 31, 2000                        1.05:1.00
------------------------------------------------------------------------------------------------
                  January 1, 2001 and thereafter                             1.10:1.00


         C. Maximum Leverage Ratio. The ratio (the "Leverage Ratio") of (i) the sum of (x) Consolidated Total Debt as of the last day (any such day being a "Calculation Date") of any Fiscal Quarter ending during any of the periods set forth below plus (y) so long as the Permitted Earn Out Agreements described on
Schedule 1.1(ii) annexed hereto have not been cancelled or otherwise terminated,
(1) the amount with respect to each such Permitted Earn Out Agreement set forth on Schedule 7.6C annexed hereto less (2) with respect to each such Permitted Earn Out Agreement, the aggregate amount of all payments made by Company and its Subsidiaries under such Permitted Earn Out Agreement after the Closing Date (to the extent such aggregate amount does not exceed the amount described in the immediately preceding clause (1)), to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such Calculation Date shall not exceed the correlative ratio indicated:


                      Period During Which                                  Maximum
                    Calculation Date Occurs                             Leverage Ratio
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
              Closing Date through March 31, 1999                         6.00:1.00
---------------------------------------------------------------------------------------------
            April 1, 1999 through December 31, 1999                       5.50:1.00
---------------------------------------------------------------------------------------------
           January 1, 2000 through December 31, 2000                      5.00:1.00
---------------------------------------------------------------------------------------------
           January 1, 2001 through December 31, 2001                      4.25:1.00
---------------------------------------------------------------------------------------------
           January 1, 2002 through December 31, 2002                      3.50:1.00
---------------------------------------------------------------------------------------------
                 January 1, 2003 and thereafter                           3.00:1.00


         D. Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year (or specified portion thereof) indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such Fiscal Year (or such portion thereof); provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year indicated below shall (a) be increased by the sum of (i) an amount equal to the excess, if any (but in no event more than 40% of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (or specified portion thereof) indicated below), of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (or such portion thereof) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year (or such portion thereof) and (ii) an amount equal to 2.5% of the incremental revenues of Company and its Subsidiaries (calculated on a consolidated basis in accordance with GAAP) for the previous Fiscal Year resulting from acquisitions permitted under subsection 7.7(vii) consummated during the previous Fiscal Year, calculated on a Pro Forma Basis, but decreased by an amount equal to 2.5% of the incremental reduction in revenues of Company and its Subsidiaries (calculated on a consolidated basis in accordance with GAAP) for the previous Fiscal Year (or such portion thereof) resulting from sales of, or other dispositions of, operating entities during the previous Fiscal Year (or such portion thereof).


                    Fiscal Year                                    Maximum Consolidated
               (or Portion Thereof)                             Capital Expenditures Amount
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Closing Date to December 31, 1998                                       $14,000,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 1999                                                        $16,000,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2000                                                        $16,000,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2001                                                        $16,500,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2002                                                        $17,000,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2003                                                        $17,500,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2004                                                        $18,000,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2005                                                        $18,500,000
-------------------------------------------------------------------------------------------------------
Fiscal Year 2006 and thereafter                                         $19,000,000
-------------------------------------------------------------------------------------------------------



         E.       Certain Calculations.

         (i) With respect to calculations of Consolidated Adjusted EBITDA for any four-Fiscal Quarter period including the Closing Date, such calculations shall be made assuming that Consolidated Adjusted EBITDA for each of the applicable Fiscal Quarters ending prior to the Closing Date is as set forth on
Schedule 7.6E annexed hereto.

         (ii) With respect to any period during which new Subsidiaries, assets or businesses are acquired pursuant to subsection 7.7(vii), for purposes of determining compliance with the financial covenants set forth in this subsection 7.6, Consolidated Adjusted EBITDA and Consolidated Interest Expense shall be calculated with respect to such periods and such Subsidiaries, assets or businesses on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act and as interpreted by the staff of the Securities and Exchange Commission prior to December 1996 which would include cost savings resulting from head count reductions, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Company) using the historical financial statements of all entities or assets so acquired or to be acquired and the consolidated financial statements of Company and its Subsidiaries which shall be reformulated (a) as if such acquisition, and any acquisitions which have been consummated during such period, and any Indebtedness or other liabilities incurred in connection with any such acquisition had been consummated or incurred at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period), and (b) otherwise in conformity with certain procedures to be agreed upon between Administrative Agent and Company, all such calculations to be in form and substance satisfactory to Administrative Agent.

7.7      Restriction on Fundamental Changes; Asset Sales.

         Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, create any new Subsidiaries or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise any part of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, except:

                  (i) any Subsidiary of Company may be merged with or into Company or any wholly owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly owned Subsidiary Guarantor; provided that, in the case of such a merger involving Company, Company shall be the continuing or surviving corporation, and in the case of any other such merger, such wholly owned Subsidiary Guarantor shall be the continuing or surviving corporation;

                  (ii)     [Intentionally Omitted];

                  (iii) Company and its Subsidiaries may acquire inventory, equipment and other assets in the ordinary course of business;

                  (iv) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company);

                  (v) Company and its Subsidiaries may sell the assets described on Schedule 7.7 annexed hereto; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company);

                  (vi) Company and its Subsidiaries may make Asset Sales in any single Fiscal

         Year of assets that have, in the aggregate, a fair market value (determined in good faith by the board of directors of Company) not in excess of $7,500,000; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company); (y) not less than 80% of the consideration received therefor shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

                  (vii) Company and its Subsidiaries may acquire the stock or other equity Securities of any Person that, as a result of such acquisition, becomes a wholly-owned Subsidiary of Company or, through a newly-created Subsidiary, may acquire the business, property or assets of any Person; provided, that (q) Company shall give Administrative Agent at least 10 days' notice of the proposed transaction, and copies of the definitive documentation relating thereto, (r) any business acquired shall be made in compliance with subsection 7.12 and all applicable laws, (s) Company and its Subsidiaries shall own all of the beneficial equity interests in the business acquired (t) any business or property acquired shall be located in the United States, (u) any business or property acquired shall have positive Consolidated Adjusted EBITDA (provided that for purposes of this clause (u) the calculation of Consolidated Adjusted EBITDA shall be made solely with respect to such acquired business or property and not with respect to Company and its Subsidiaries on a consolidated basis) on a Pro Forma Basis, (v) upon the consummation of the acquisition in the case of a purchase of equity Securities, such Person shall comply with the provisions of subsection 6.9, (w) Company shall deliver an Officer's Certificate to Administrative Agent and Lenders in form and substance reasonably satisfactory to Administrative Agent, together with the related financial statements, demonstrating in reasonable detail that, after giving effect to the acquisition of such business (including any Indebtedness incurred or assumed therein) (A) the Leverage Ratio, determined on a Pro Forma Basis for the most recently completed four Fiscal Quarters, shall be not be greater than the ratio set forth in subsection 7.6C applicable at the time of such acquisition minus 0.25, and (B) that Company and its Subsidiaries are otherwise in compliance on a Pro Forma Basis, with the covenants set forth in subsection 7.6,
         (x) on a Pro Forma Basis, the portion of Consolidated Adjusted EBITDA attributable to such assets or Person being acquired, shall not exceed 25% of Consolidated Adjusted EBITDA (after giving effect to such acquisition) for the four Fiscal Quarters most recently ended, (y) after consummation of such acquisition, no Event of Default or Potential Event of Default shall exist, and (z) after consummation of such acquisition, the excess of Revolving Loan Commitments over the Total Utilization of Revolving Loan Commitments shall be no less than $7,500,000; and

                  (viii) Company may create new Subsidiaries; provided that, concurrently with or prior to the formation of each such Subsidiary, Company or such Subsidiary, as applicable, shall deliver each of the items and execute each of the documents required pursuant to subsection 6.9.

7.8      Sales and Lease-Backs.

         Except for the transaction described in Schedule 7.8 annexed hereto, Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease.

7.9      Sale or Discount of Receivables.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable other than private self-pay receivables and receivables over 180 days old.

7.10     Transactions with Shareholders and Affiliates.

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to any transaction on or after the Effective Date between Company and any of its Subsidiaries or between any of its Subsidiaries, (iii) reasonable and customary fees paid to members of the boards of directors of Company and its Subsidiaries, (iv) fees, expenses and other amounts payable to the MDC Entities on the Closing Date, (v) the execution and delivery of the DIMAC Acquisition Agreement and the AmeriComm Acquisition Agreement and the documents delivered pursuant thereto and the consummation of the transactions contemplated thereby, or (vi) fees, expenses and other amounts payable to the MDC Entities or any of their respective Affiliates pursuant to the Management Services Agreement.

7.11     Disposal of Subsidiary Stock.

         Company shall not:

                  (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except as permitted under this Agreement or the Collateral Documents or to qualify directors if required by applicable law; or



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

                  (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except as permitted under this Agreement or the Collateral Documents, to Company or another wholly owned Subsidiary of Company or to qualify directors if required by applicable law.

7.12     Conduct of Business of Company.

         Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and (ii) such other lines of business as may be reasonably related thereto.

7.13     Amendments or Waivers of Related Agreements

         A. Amendments or Waivers of Certain Related Agreements. Without the prior written consent of Requisite Lenders, none of Holdings, Company nor any of their respective Subsidiaries shall agree to any amendment, restatement, supplement or other modification to, or waive any of its rights under, any Related Agreement (other than amendments or other modifications to the Existing Senior Note Indenture pursuant to the Consent Solicitation) if such amendment, restatement, supplement, modification or waiver would be materially adverse to the Lenders.

         B. Amendments of Documents Relating to Subordinated Indebtedness. Holdings and Company shall not, and shall not permit any of their respective Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or trustee or other representative on their behalf) which would be adverse to Holdings, Company or Lenders.

         C. Preferred Stock. Without the prior written approval of Requisite Lenders, neither Company nor any Subsidiary of Company shall amend, restate, supplement or otherwise modify its Certificate of Incorporation if the effect of such amendment, restatement, supplement or modification is to provide for the issuance of any preferred stock of Company or of any of its Subsidiaries or the filing or amendment of any certificate of designation with respect thereto.



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7.14     Fiscal Year

         Neither Company nor any of its Subsidiaries shall change its Fiscal Year-end from December 31.

7.15     Conduct of Business of Holdings.

         Holdings shall engage in no business or activities and have no assets other than (a) owning the stock of Company, (b) holding Cash or Cash Equivalents, (c) issuing additional shares of common stock, (d) the payment of taxes and other administrative activities in support of the operations of its Subsidiaries, (e) the issuance of (i) up to $30,000,000 in aggregate principal amount of Holdings Notes and (ii) any Holdings PIK Notes, (f) the issuance of Permitted Seller Paper, (g) other activities for which Holdings receives Restricted Junior Payments permitted under subsection 7.5, and (h) the performance of its obligations hereunder and under the Holdings Guaranty and any Collateral Documents.


                                   SECTION 8.
                                EVENTS OF DEFAULT

         IF any of the following conditions or events ("Events of Default") shall occur:

8.1      Failure to Make Payments When Due.

         Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing honored or payment made under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or



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8.2      Default in Other Agreements.

         (i) Failure of Holdings or any of its Subsidiaries to pay when due (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 8.1) in an individual principal amount of $1,000,000 or more or any items of Indebtedness with an aggregate principal amount of $2,500,000 or more or (b) any Contingent Obligation in an individual principal amount of $1,000,000 or more or any Contingent Obligations with an aggregate principal amount of $2,500,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Holdings or Company or any of its Subsidiaries with respect to any other material term of the Holdings Notes, the Holdings PIK Notes, the Senior Subordinated Note Indenture, the Senior Subordinated Notes or any other material term of (a) any evidence of any Indebtedness in an individual principal amount of $1,000,000 or more or any items of Indebtedness with an aggregate principal amount of $2,500,000 or more or any Contingent Obligation in an individual principal amount of $1,000,000 or more or any Contingent Obligations with an aggregate principal amount of $2,500,000 or more or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), if in any case under this clause (ii) the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3      Breach of Certain Covenants.

         Failure of any Loan Party to perform or comply with any term or condition contained in subsection 2.4, 2.5, 6.2 or Section 7 of this Agreement; or

8.4      Breach of Warranty.

         Any material representation, warranty, certification or other statement made by Holdings or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Holdings or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5      Other Defaults Under Loan Documents.

         Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company becoming aware of such default or (ii) receipt by Company of notice from any Agent or any Lender of such default; or



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8.6      Involuntary Bankruptcy; Appointment of Receiver, etc.

         (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Holdings or Company or any of their respective Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings or Company or any of their respective Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or Company or any of their respective Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings or Company or any of their respective Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.

         (i) Holdings or Company or any of their respective Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Holdings or Company or any of their respective Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Holdings or Company or any of their respective Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Holdings or Company or any of their respective Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8      Judgments and Attachments.

         Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $2,000,000 or (ii) in the aggregate at any time an amount in excess of $3,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Holdings or Company or any of their respective Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or



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

8.9      Dissolution.

         Any order, judgment or decree shall be entered against Holdings or Company or any of their respective Subsidiaries decreeing the dissolution or split up of Holdings or Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10     Employee Benefit Plans.

         There shall occur one or more ERISA Events which individually or in the aggregate results in a Material Adverse Effect; or there shall exist an Unfunded Current Liability, individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which there is no Unfunded Current Liability), which will have a Material Adverse Effect; or

8.11     Change in Control.

         (i) Prior to the consummation of any initial public offering of Company common stock, (a) the MDC Entities shall at any time not own (directly or indirectly), in the aggregate, at least 51% of the combined voting power of Company's voting Securities (except as a result of the exercise of options granted to management under the Stockholders Agreement, in which case the percentage ownership of the MDC Entities of the combined voting power of Company's voting Securities shall be at least 51%, as diluted thereby, but shall in no event be less than 40%); (b) a majority of the members of the Board of Directors of Company shall not be Continuing Directors; or (c) any Person (other than the MDC Entities), including a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) which includes such Person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of Securities of Company and, as a result of such purchase or acquisition, any Person (together with its associates and Affiliates), shall directly or indirectly beneficially own in the aggregate Securities representing more than 35% of the combined voting power of Company's voting Securities; or (ii) at any time thereafter, (a) the MDC Entities together shall own, directly or indirectly, in the aggregate, a lesser percentage of the combined voting power of Company's voting Securities than any other holder, including a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) which includes such holder, of such voting Securities; (b) a majority of the members of the Board of Directors of Company shall not be Continuing Directors; or (b) any Person (other than the MDC Entities), including a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) which includes such Person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of Securities of Company and, as a result of such purchase or acquisition, any Person (together with its associates and Affiliates), shall directly or indirectly beneficially own in the aggregate Securities representing more than 25% of the combined voting power of Company's voting Securities; or
(iii) at any time, the occurrence of a "Change of Control" (or any comparable concept) as defined in the documentation for the Senior Subordinated Notes, the Holdings Notes or the Holdings PIK Notes; or



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

8.12     Invalidity of Guaranties.

         At any time after the execution and delivery thereof, any Guaranty of the Obligations of Company for any reason, other than the satisfaction in full of all Obligations, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies in writing that it has any further liability, including without limitation with respect to future advances by Lenders, under any Loan Document to which it is a party; or

8.13     Failure of Security.

         Any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the validity or enforceability thereof shall be contested in writing by any Loan Party, or Administrative Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document, for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, subject only to Liens permitted under the applicable Collateral Documents.

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit) and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iv).

         Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.



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

         Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended to benefit Company and do not grant Company the right to require Lenders to rescind or annul any acceleration hereunder or preclude Agents or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.


                                   SECTION 9.
                                     AGENTS

9.1      Appointment.

         A. CSFB is hereby appointed Administrative Agent and Arranger hereunder and under the other Loan Documents. WDR is hereby appointed Syndication Agent hereunder and under the other Loan Documents. First Union is hereby appointed Documentation Agent hereunder and under the other Loan Documents. Each Lender hereby authorizes each Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. On the Effective Date, all obligations of Arranger and Syndication Agent hereunder, in each case solely in its capacity as Arranger or Syndication Agent, shall terminate.

         B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction Administrative Agent may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that



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Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

         In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

         Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2      Powers; General Immunity.

         A. Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

         B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or



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

sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished by any Agent to Lenders or by or on behalf of Company and/or its Subsidiaries to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Total Utilization of Revolving Loan Commitments or the component amounts thereof.

         C. Exculpatory Provisions. Neither any Agent nor any of such Agent's respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. If any Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Without prejudice to the generality of the foregoing, (i) such Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against such Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Such Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

         D. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in



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

any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company and/or its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 Representations and Warranties; No Responsibility For Appraisal of Creditworthiness.

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or, except as expressly provided elsewhere in this Agreement to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4      Right to Indemnity.

         Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.



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9.5      Successor Administrative Agent and Swing Line Lender.

         A. Successor Administrative Agent. Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         B. Successor Swing Line Lender. Any resignation of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation of CSFB or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event
(i) Company shall prepay any outstanding Swing Line Loans made by the retiring Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VIII annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.6      Collateral Documents.

         Each Lender hereby further authorizes Administrative Agent to enter into each Collateral Document as secured party on behalf of and for the benefit of Lenders and agrees to be bound by the terms of each Collateral Document; provided that Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Requisite Lenders, Administrative Agent may execute any documents or instruments necessary to effect the release of any asset constituting Collateral from the Lien of the applicable Collateral Document in the event that such asset is sold or otherwise disposed of in a transaction effected in accordance with subsection 7.7(iii) or 7.7(iv). Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document (including without limitation through the exercise of a right of set-off against call deposits of such Lender in which any funds on deposit in the Collateral Account may from time to time be invested), it being understood and agreed that all rights and remedies under the Collateral Documents may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof.


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                                   SECTION 10.
                                  MISCELLANEOUS

10.1     Assignments and Participations in Loans, Letters of Credit.

         A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments (together with its Letters of Credit or participations therein made or arising pursuant to its Revolving Loan Commitment) or any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided further that no such sale, assignment or transfer described in clause
(i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided further, that anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein or the other Obligations owed to such Lender.


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         B.       Assignments.

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                  (i) Amounts and Terms of Assignments. Each Commitment, Loan,
         Letter of Credit, or participation therein or other Obligation may (a) be assigned in any amount to (x) another Lender, (y) to an Affiliate of the assigning Lender or another Lender or (z) with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor, so long as, in the case of clauses (x), (y) or (z), any such Lender, is a Non-Defaulting Lender, with the giving of notice to Company and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit, and participations therein and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Administrative Agent and, if no Default or Event of Default has occurred and is continuing, of Company (which consent shall not be unreasonably withheld). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit, or participations therein or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing fee of $3,500 payable by the assigning Lender, such certificates, documents or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a) and, if requested by Administrative Agent, a completed administrative questionnaire in Administrative Agent's customary form with respect to the assignee under such Assignment Agreement. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto); provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitments of such assignee and any remaining Commitments of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall surrender its applicable Notes and, upon such surrender, new Notes shall be issued to the assignee and, if applicable, to the assigning Lender, substantially in the form of
         Exhibit IV, Exhibit V, Exhibit VI or Exhibit VII annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans



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         of the assignee and the assigning Lender.

                  (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to in subsection 10.1B(i) and any certificates, documents or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii), (a) Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit XVII hereto and if Administrative Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

         C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action
(i) effecting the extension of the final maturity of the Loan allocated to such participation, (ii) effecting a reduction of the principal amount of or affecting the rate of interest payable on any Loan allocated to such participation, (iii) releasing all or substantially all of the Collateral, or
(iv) releasing all of the Guarantors from their obligations under the Guaranties, and all amounts payable by Company hereunder (including, without limitation, amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

         D. Assignments to Federal Reserve Banks and Fund Trustees. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, (i) any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank and (ii) with the consent of Administrative Agent and, if no Default or Event of Default has occurred and is continuing, Company, any Lender which is an investment fund may pledge all or any portion of its Notes, or Loans to its trustee in support of its obligation to its trustee; provided that, in either case, (a) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (b) in no event shall such Federal Reserve Bank or such trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

         E. Information. Each Lender may furnish any information concerning Company



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and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.20.

         F. Limitation. No assignee, participant or other transferee or any Lender's rights shall be entitled to receive any greater payment under subsection 2.7 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with Company's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

10.2     Expenses.

         Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and out of pocket expenses of Administrative Agent in connection with the preparation of the Loan Documents; (ii) all the actual and reasonable costs of furnishing all opinions by counsel for Company (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's and Holdings' performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Administrative Agent (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Company; (iv) all other actual and reasonable costs and expenses incurred by Administrative Agent in connection with the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (v) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.



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10.3     Indemnity.

         In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend, indemnify, pay and hold harmless Agents and Lenders, and the officers, directors, employees, agents, attorneys and affiliates of Agents and Lenders (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including without limitation Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds of any of the Loans or the issuance of Letters of Credit hereunder or the use or intended use of any of the Letters of Credit) (collectively called the "Indemnified Liabilities"); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent, and only to the extent, of any particular liability, obligation, loss, damage, penalty, claim, cost, expense or disbursement that arose from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.



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10.4     Set-Off; Security Interest in Deposit Accounts.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender (at any office of that Lender wherever located) to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Notes, the Letters of Credit and participations therein, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.



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10.5     Ratable Sharing.

         Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy, reorganization or insolvency proceeding of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.



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10.6     Amendments and Waivers.



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         A. No amendment, modification, termination or waiver of any provision of this Agreement, the Notes or of any other Loan Document, or consent to any departure by Company or any other Loan Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: reduces the principal amount of any of the Loans; reduces the percentage specified in the definition of "Requisite Lenders" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the definition of "Requisite Lenders" and, if applicable, the related definition of "Term Loan Exposure" on substantially the same basis as the Term A Loans, Term B Loans, Term B Loan Commitments, Term C Loans, Term C Loan Commitments, Revolving Loans and Revolving Loan Commitments are included on the Effective Date); changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date of any of the Loans; postpones the date or waives or reduces the amount of any scheduled payment (but not prepayment) of principal of any of the Loans or of any scheduled reduction of the Revolving Credit Commitments; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; releases all or a significant portion of the Collateral; releases any of the Guarantors from their obligations under the Guaranties; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes the obligations of Lenders relating to the purchase of participations in Letters of Credit in any manner that could be adverse to any Issuing Lender; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6; shall be effective only if evidenced by a writing signed by or on behalf of all Lenders to whom are owed Obligations being directly affected by such amendment, modification, termination, waiver or consent. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no increase in the Commitments of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender, it being understood and agreed that in no event shall waivers or modifications of conditions precedent, covenants, Events of Default, Potential Events of Default or of a mandatory prepayment or a reduction of any or all of the Commitments be deemed to constitute an increase of the Commitment of any Lender and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase in the Commitment of such Lender, (iv) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iv) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (v) no amendment, modification, termination or waiver of any provision of Section 3 relating to the rights or obligations of any or all Issuing Lenders shall be effective without the written concurrence of Administrative Agent and each Lender who is an Issuing Lender with respect to any Letter of Credit then outstanding, (vi) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly


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


requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender, (vii) no amendment or modification of the definition of "Requisite Class Lenders" shall be effective without the consent of Requisite Class Lenders of each Class, and no amendment or modification that alters, the required application of any repayments or prepayments as between Classes pursuant to subsection 2.4C shall be effective without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof (although Requisite Lenders may waive, in whole or in part, any mandatory prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered) and (viii) no amendment, modification, termination or waiver of any Collateral Document having the effect of securing additional Indebtedness (other than Indebtedness comprising Obligations or Interest Rate Agreements) by the Collateral shall be effective without the written concurrence of Lenders having or holding more than 66 2/3% of the sum of the aggregate Term A Loan Exposure of all Lenders plus the aggregate Term B Loan Exposure of all Lenders plus the aggregate Term C Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

         B. If, in connection with any proposed change, waiver, discharge or termination to any of the provision of this Agreement as contemplated by the proviso in the first sentence of this subsection 10.6, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then Company may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts due to be paid to such Lender with respect to all periods through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent (or if Administrative Agent is also a Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also a Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.



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10.7     Independence of Covenants.

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8     Notices.

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Holdings, Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9     Survival of Representations, Warranties and Agreements.

         A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

         B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.4, 10.5 and 10.20 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn or paid thereunder, and the termination of this Agreement.

10.10    Failure or Indulgence Not Waiver; Remedies Cumulative.

         No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.



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10.11    Marshalling; Payments Set Aside.

         Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12    Severability.

         In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13    Obligations Several; Independent Nature of Lenders' Rights.

         The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14    Maximum Amount.

         A. It is the intention of Company and the Lenders to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between the Loan Parties and their respective Subsidiaries and the Lenders, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to the Lenders as interest (whether or not designated as interest, and including any amount otherwise designated but deemed to constitute interest by a court of competent jurisdiction) hereunder or under the other Loan Documents or in any other agreement given to secure the indebtedness of Company to the Lenders, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury or such other laws (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable hereunder in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Company evidenced hereby, outstanding from time to time shall, to the extent permitted by Applicable Law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of the Notes until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this subsection shall control and supersede every other provision of all agreements between Company or any endorser of the Notes and the Lenders.

         B. If under any circumstances any Lender shall ever receive an amount which would exceed the Maximum Amount, such amount shall be deemed a payment in reduction of the principal amount of the Loans and shall be treated as a voluntary prepayment under subsection 2.4B(i) and shall be so applied in accordance with subsection 2.4 hereof or if such excessive interest exceeds the unpaid balance of the Loans and any other indebtedness of Company in favor of such Lender, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Company.

10.15    Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.16    Applicable Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS

PRINCIPLES.

10.17    Successors and Assigns.

         This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Company's rights or obligations hereunder nor any interest therein may not be assigned or delegated by Company without the prior written consent of all Lenders.

10.18    Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST HOLDINGS OR COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF HOLDINGS AND COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEX- CLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO HOLDINGS OR COMPANY, AS APPLICABLE, AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER HOLDINGS OR COMPANY, AS APPLICABLE, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST HOLDINGS OR COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.18 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

10.19    Waiver of Jury Trial.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP OR OTHER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.19 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.20    Confidentiality.

         Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound lending or investing practices, it being understood and agreed by Company that in any event a Lender may make disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.21    Counterparts; Effectiveness.

         This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         It is the intention of each of the parties hereto that the Existing Credit Agreement be amended and restated so as to preserve the perfection and priority of all security interests securing indebtedness and obligations under the Existing Credit Agreement and the other Loan Documents and that all indebtedness and obligations of Company and its Subsidiaries hereunder and thereunder shall be secured by the Collateral Documents and that this Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or be deemed to evidence or constitute repayment of all or any portion of any such obligations or liabilities. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment of the Existing Credit Agreement made under the terms of subsection
10.6 thereof.

         This Agreement shall become effective upon the execution of (i) a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery hereof; provided that, unless and until all of the conditions set forth in subsection 4.1 have been satisfied or waived in accordance with subsection 10.6 of the Existing Credit Agreement, the Existing Credit Agreement shall remain in full force and effect without giving effect to the amendments set forth herein, all as if this Agreement had never been executed and delivered.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         HOLDINGS AND COMPANY:        DIMAC CORPORATION


                                      By: /s/ Martin R. Lewis
                                          --------------------------------
                                               Name:  Martin R. Lewis
                                               Title: Chief Executive Officer


                                      DIMAC HOLDINGS, INC.



                                      By: /s/ Martin R. Lewis
                                          --------------------------------
                                               Name:  Martin R. Lewis
                                               Title: Chief Executive Officer

                                      Notice Address for Company and Holdings:

                                      5775 Peachtree Dunwoody Rd.
                                      Suite C-150
                                      Atlanta, Georgia 30342
                                      Attention:        Chief Financial Officer
                                      Telephone:        (404) 256-1123
                                      Facsimile:        (404) 705-9929

                                      and a copy to:

                                      White & Case
                                      1155 Avenue of the Americas
                                      New York, New York 10036
                                      Attention:        Frank L. Schiff, Esq.
                                      Telephone:        (212) 819-8752
                                      Facsimile:        (212) 819-7817

         AGENTS AND LENDERS:  CREDIT SUISSE FIRST BOSTON,
                                  individually and as Administrative Agent and Arranger


                                  By:  /s/ Illegible
                                       --------------------------------
                                           Name:
                                           Title:


                                  By:  /s/ Thomas G. Muoio
                                       --------------------------------
                                           Name:  Thomas G. Muoio
                                           Title: Vice President


                                  Notice Address:

                                  11 Madison Avenue
                                  New York, New York 10010-3629
                                  Attention:        Jonathan Satran
                                  Telephone:        (212) 325-9936
                                  Facsimile:        (212) 325-8304

                                  WARBURG DILLON READ LLC,
                                  as Syndication Agent


                                  By: /s/ Michael Y. Leder
                                      --------------------------------
                                      Name:  Michael Y. Leder
                                      Title: Executive Director



                                  Notice Address:

                                  Warburg Dillon Read LLC
                                  535 Madison Avenue
                                  New York, New York 10022
                                  Attention:  Michael Leder
                                  Telephone:  (212) 906-7858
                                  Facsimile:  (212) 906-7116




                                 S-3-A

                                  WARBURG DILLON READ LLC,
                                  as Syndication Agent


                                  By: /s/ P. W. Knight, Jr.
                                      --------------------------------
                                      Name:  P. W. Knight, Jr.
                                      Title: Managing Director

                                  UBS AG, STAMFORD BRANCH,
                                  individually and as Syndication Agent


                                  By:  /s/ Michael Y. Leder
                                       --------------------------------
                                           Name:  Michael Y. Leder
                                           Title: Executive Director


                                  Notice Address:

                                  UBS AG, Stamford Branch
                                  535 Madison Avenue
                                  New York, New York 10022
                                  Attention:        Michael Leder
                                  Telephone:        (212) 906-7858
                                  Facsimile:        (212) 906-7116



                                   S-3-B

                                  UBS AG, STAMFORD BRANCH


                                  By: /s/ P. W. Knight, Jr.
                                      --------------------------------
                                      Name:  P. W. Knight, Jr.
                                      Title: Managing Director

                                  FIRST UNION NATIONAL BANK,
                                  individually and as Documentation Agent


                                  By:  /s/ Henry R. Biedrzycki
                                       --------------------------------
                                           Name:  Henry R. Biedrzycki
                                           Title: Vice President


                                  Notice Address:

                                  First Union National Bank
                                  One First Union Center
                                  10th Floor
                                  301 S. College Street
                                  Charlotte, NC 28288-0608
                                  Attention:        Syndication Agency Services
                                  Facsimile:        (704) 383-0288

                                  with a copy to:

                                  One First Union Center
                                  5th Floor
                                  301 S. College Street
                                  Charlotte, NC 28288-0735
                                  Attention:        Henry R. Biedrzycki
                                  Facsimile:        (704) 383-7037

                                  BANKBOSTON, N.A.


                                  By: /s/ Julie V. Jalelian
                                      --------------------------------
                                      Name:  Julie V. Jalelian
                                      Title: Director


                                  Notice Address:

                                  BankBoston, N.A.
                                  Mailstop 01-08-08
                                  100 Federal Street
                                  Boston, MA 02110
                                  Attention:  Julie Jalelian
                                  Facsimile:  (617) 434-3401

                                  FLEET BANK, N.A.

                                  By: /s/ Russ J. Lopinto
                                      --------------------------------
                                      Name:  Russ J. Lopinto
                                      Title: Vice President


                                  Notice Address:

                                  Fleet Bank, N.A.
                                  1185 Avenue of the Americas
                                  New York, NY 10036
                                  Attention:  Russ Lopinto
                                  Facsimile:  (212) 819-6202

                                  BANK AUSTRIA CREDITANSTALT
                                  CORPORATE FINANCE, INC.


                                  By: /s/ David E. Yewer
                                      --------------------------------
                                      Name:  David E. Yewer
                                      Title: Vice President


                                  By: /s/ Laura K. Connor
                                      --------------------------------
                                      Name:  Laura K. Connor
                                      Title: Senior Associate



                                  Notice Address:

                                  Bank Austria Creditanstalt Corporate Finance, Inc.
                                  Two Greenwich Plaza
                                  Greenwich, CT 06830
                                  Attention:  David Yewer
                                  Facsimile:  (203) 861-1475

                                  FRANKLIN FLOATING RATE TRUST


                                  By: /s/ Illegible
                                      --------------------------------
                                      Name:
                                      Title:


                                  Notice Address:

                                  Franklin Floating Rate Trust
                                  777 Mariners Island Blvd.
                                  San Mateo, CA 94404
                                  Attention:  Richard Hsu
                                  Facsimile:  (650) 312-3346

                                  MARINE MIDLAND BANK


                                  By: /s/ Susan L. LeFevre
                                      --------------------------------
                                      Name:  SUSAN L. LeFEVRE
                                      Title: AUTHORIZED SIGNATORY


                                  Notice Address:

                                  Marine Midland Bank
                                  c/o HSBC Securities, Inc.
                                  140 Broadway, 5th Floor
                                  New York, NY 10005
                                  Attention:  Susan LeFevre
                                  Facsimile:  (212) 658-2586

                                  TORONTO DOMINION (TEXAS), INC.


                                  By: /s/ Jorge A. Garcia
                                      --------------------------------
                                      Name:  JORGE A. GARCIA
                                      Title: VICE PRESIDENT


                                  Notice Address:

                                  The Toronto-Dominion Bank
                                  909 Fannin, Suite 1700
                                  Houston, TX 77010
                                  Attention:  David G. Parker
                                  Facsimile:  (713) 951-9921

                                  with a copy to:

                                  First Dominion Capital
                                  1330 Avenue of the Americas, 37th Floor
                                  New York, NY 10019
                                  Attention:  Credit Analyst
                                  Facsimile:  (212) 603-8506

                                  MERCANTILE BANK N.A.

                                  By: /s/ John H. Phillips
                                      --------------------------------
                                      Name:  JOHN H. PHILLIPS
                                      Title: VICE PRESIDENT


                                  Notice Address:

                                  Mercantile Bank N.A.
                                  7th & Washington
                                  St. Louis, MO 63101
                                  Attention:  John H. Phillips
                                  Facsimile:  (314) 418-8292

                                  NATIONAL BANK OF CANADA


                                  By: /s/ Theresa White
                                      --------------------------------
                                      Name:  Theresa White
                                      Title: Vice President

                                  By: /s/ Bruce Gibson
                                      --------------------------------
                                      Name:  Bruce Gibson
                                      Title: Vice President


                                  Notice Address:

                                  National Bank of Canada
                                  125 West 55th Street
                                  New York, NY 10019
                                  Attention:  Theresa White
                                  Facsimile:  (212) 632-8545

                                  THE PRUDENTIAL INSURANCE COMPANY
                                  OF AMERICA


                                  By: /s/ B. Ross Smead
                                      --------------------------------
                                      Name:  B. Ross Smead
                                      Title: Vice President


                                  Notice Address:

                                  The Prudential Company of America
                                  c/o Prudential Capital Group
                                  Four Gateway Center
                                  Newark, NJ 07102-4069
                                  Attention:  Laura J. Keller
                                  Facsimile:  (973) 802-7045

                                  STEIN ROE & FARNHAM INCORPORATED,
                                  AS AGENT FOR KEYPORT LIFE
                                  INSURANCE COMPANY


                                  By: /s/ Brian W. Good
                                      --------------------------------
                                      Name:  Brian W. Good
                                      Title: Vice President & Portfolio Manager


                                  Notice Address:

                                  Stein Roe & Farnham
                                  One South Wacker, 33rd Floor
                                  Chicago, IL 60606
                                  Attention:  Brian Good
                                  Facsimile:  (312) 368-7857

                                  with a copy to:

                                  Winston & Strawn
                                  35 West Wacker Drive
                                  Chicago, IL 60601
                                  Attention:  Patrick M. Hardiman and Ronald
                                  H. Jacobson
                                  Facsimile:  (312) 558-5700

                                  UNION BANK OF CALIFORNIA, N.A.


                                  By: /s/ Sonia L. Isaacs
                                      --------------------------------
                                      Name:  Sonia L. Isaacs
                                      Title: Vice President


                                  Notice Address:

                                  Union Bank of California, N.A.
                                  445 South Figueroa Street
                                  Los Angeles, CA 90071
                                  Attention:  Sonia Isaacs
                                  Facsimile:  (213) 236-5747

                                  JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY
                                  BY:  PPM AMERICA, INC., AS
                                       ATTORNEY IN FACT, ON BEHALF
                                       OF JACKSON NATIONAL LIFE
                                       INSURANCE COMPANY


                                  By: /s/ David Brett
                                      --------------------------------
                                      Name:  David Brett
                                      Title: Managing Director


                                  Notice Address:

                                  PPM America, Inc.
                                  225 West Wacker Drive, Suite 1200
                                  Chicago, IL 60606
                                  Attention:  Michael King
                                  Facsimile:  (312) 634-0054

                                  VAN KAMPEN AMERICAN CAPITAL PRIME
                                  RATE INCOME TRUST


                                  By: /s/ Jeffrey W. Maillet
                                      --------------------------------
                                      Name:  Jeffrey W. Maillet
                                      Title: Senior Vice President & Director


                                  Notice Address:

                                  Van Kampen American Capital Prime Rate
                                  Income Trust
                                  One Parkview Plaza
                                  Oakbrook Terrace, IL 60181
                                  Attention:  Jeffrey Maillet
                                  Facsimile:  (630) 684-6740

                                  VAN KAMPEN AMERICAN CAPITAL
                                  SENIOR FLOATING RATE FUND


                                  By: /s/ Jeffrey W. Maillet
                                      --------------------------------
                                      Name:  Jeffrey W. Maillet
                                      Title: Senior Vice President & Director


                                  Notice Address:

                                  Van Kampen American Capital Senior Floating
                                  Rate Fund
                                  One Parkview Plaza
                                  Oakbrook Terrace, IL 60181
                                  Attention:  Jeffrey Maillet
                                  Facsimile:  (630) 684-6740

                                    EXHIBIT I

                               NOTICE OF BORROWING



         Pursuant to that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among DIMAC Corporation, a Delaware corporation ("Company"), DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as administrative agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as arranger, Warburg Dillon Read LLC, as syndication agent and First Union National Bank, as documentation agent, this represents Company's request to borrow as follows:

     1. Date of borrowing:_____________

     2. Amount of borrowing: i)   Revolving Loans:  $__________
                             ii)      Term B Loans: $__________
                             iii)     Term C Loans: $__________

     3. Lender(s):                / /  a.  Lenders, in accordance with their
                                           applicable Pro Rata Shares
                                  / /  b.  Swing Line Lender

     4. Type of Loans:            / /  a.  Term B Loans
                                  / /  b.  Term C Loans
                                  / /  c.  Revolving Loans
                                  / /  d.  Swing Line Loan

     5. Interest rate option: (1) / /  a.  Base Rate Loan(s)
                                  / /  b.  Eurodollar Rate Loans with an initial
                                      Interest Period of ____________ month(s)

The proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

         The undersigned officer, to the best of his or her knowledge, and Company certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the


--------
(1) Term Loans and Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans. Swing Line Loans shall be Base Rate Loans.

         extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

                  (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

                  (iv) Each of the other conditions precedent set forth in subsection 4.2 of the Credit Agreement will be satisfied as of the proposed Funding Date; and

                  [Remainder of page intentionally left blank]

                  (v) FOR REVOLVING LOANS: The amount of the proposed borrowing will not cause the Total Utilization of Revolving Loan Commitments to exceed the Revolving Loan Commitments.



DATED:                              DIMAC CORPORATION
       --------------------

                                    By:
                                       ------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT II

                   [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                        NOTICE OF CONVERSION/CONTINUATION



         Pursuant to that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among DIMAC Corporation, a Delaware corporation ("Company"), DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as administrative agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as arranger, Warburg Dillon Read LLC, as syndication agent and First Union National Bank, as documentation agent, this represents Company's request to convert or continue loans as follows:

      1.    Date of conversion/continuation:   __________________, [199_] [200_]

      2.    Amount of Loans being converted/continued:  $___________________

      3.    Type of Loans being converted/continued:

            / /  a.  Term A Loans
            / /  b.  Term B Loans
            / /  c.  Term C Loans
            / /  d.  Revolving Loans

      4.    Nature of conversion/continuation:

            / /  a.  Conversion of Base Rate Loans to Eurodollar Rate Loans
            / /  b.  Conversion of Eurodollar Rate Loans to Base Rate Loans
            / /  c.  Continuation of Eurodollar Rate Loans as such

      5. If Loans are being continued as or converted to Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/ continuation date:
            _______________ month(s)

         In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.


DATED:                         DIMAC CORPORATION
      --------------------

                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT III

                [FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT]

                     NOTICE OF ISSUANCE OF LETTER OF CREDIT



         Pursuant to that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among DIMAC Corporation, a Delaware corporation ("Company"), DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as administrative agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as arranger, Warburg Dillon Read LLC, as syndication agent and First Union National Bank, as documentation agent, this represents Company's request for the issuance of a Letter of Credit by Administrative Agent as follows:

     1.   Date of issuance of Letter of Credit:  ________________, [199_] [200_]

     2.   Type of Letter of Credit:

          / /  a.  Commercial Letter of Credit
          / /  b.  Standby Letter of Credit

     3.   Face amount of Letter of Credit:  $________________________

     4.   Expiration date of Letter of Credit: ________________, [199_] [200_]

     5.   Name and address of beneficiary:

          ----------------------------------------

          ----------------------------------------

          ----------------------------------------

          ----------------------------------------



                                      III-1

     6.   Attached hereto is:

          / /  a.  the verbatim text of such proposed Letter of Credit
          / / b. a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

         The undersigned officer, to the best of his or her knowledge, and Company certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

                  (ii) No event has occurred and is continuing or would result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

                  (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

                  (iv) The issuance of the proposed Letter of Credit will not cause (a) the Letter of Credit Usage to exceed $___________ or (b) the Total Utilization of Revolving Loan Commitments to exceed the Revolving Loan Commitments; and

                  (v) Each of the other conditions precedent set forth in subsection 4.2 of the Credit Agreement will be satisfied as of the proposed date of issuance.


DATED: --------------------         DIMAC CORPORATION



                                    By:
                                       --------------------------------
                                        Name:
                                        Title:





                                      III-2

                                   EXHIBIT IV

                              [FORM OF TERM A NOTE]

                                DIMAC CORPORATION


                        PROMISSORY NOTE DUE JUNE 30, 2004


$[1]                                                          New York, New York
                                                                [Effective Date]



         FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("Company"), promises to pay to [2] ("Payee") or its registered assigns, the principal amount of [3] ($[1]), in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

         Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2000 and ending on June 30, 2004. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.


----------------
[1]   Insert amount of Lender's Term A Loan in numbers.
[2]   Insert Lender's name in capital letters.
[3]   Insert amount of Lender's Term A Loan in words.

         This Note is one of Company's "Term A Notes" in the aggregate principal amount of $55,000,000 and is issued, together with the other Term A Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term A Notes (as defined in the Existing Credit Agreement) and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term A Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                DIMAC CORPORATION


                                By:
                                   ----------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT V

                              [FORM OF TERM B NOTE]

                                DIMAC CORPORATION


                        PROMISSORY NOTE DUE JUNE 30, 2006


$[1]                                                          New York, New York
                                                                [Effective Date]



         FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("Company"), promises to pay to [2] ("Payee") or its registered assigns, the principal amount of [3] ($[1]), in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as Arranger,Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

         Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2000 and ending on June 30, 2006. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.


----------------
[1]   Insert amount of Lender's Term B Loan in numbers.
[2]   Insert Lender's name in capital letters.
[3]   Insert amount of Lender's Term B Loan in words.

         This Note is one of Company's "Term B Notes" in the aggregate principal amount of $80,000,000 and is issued, together with the other Term B Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term B Notes (as defined in the Existing Credit Agreement) and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term B Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                    DIMAC CORPORATION


                                    By:
                                       ------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT VI

                              [FORM OF TERM C NOTE]

                                DIMAC CORPORATION


                      PROMISSORY NOTE DUE DECEMBER 31, 2006


$[1]                                                          New York, New York
                                                                [Effective Date]



         FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("Company"), promises to pay to [2] ("Payee") or its registered assigns, the principal amount of [3] ($[1]), in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

         Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2000 and ending on December 31, 2006. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

         This Note is one of Company's "Term C Notes" in the aggregate principal amount of


----------------
[1]   Insert amount of Lender's Term C Loan in numbers.
[2]   Insert Lender's name in capital letters.
[3]   Insert amount of Lender's Term C Loan in words.

$60,000,000 and is issued, together with the other Term C Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term C Notes (as defined in the Existing Credit Agreement) and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term C Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                DIMAC CORPORATION


                                By:
                                   ------------------------------------
                                    Name:
                                    Title:

                                   EXHIBIT VII

                            [FORM OF REVOLVING NOTE]

                                DIMAC CORPORATION


                        PROMISSORY NOTE DUE JUNE 30, 2004

$[1]                                                          New York, New York
                                                                [Effective Date]



         FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("Company"), promises to pay to [2] ("Payee") or its registered assigns, on or before June 30, 2004, the lesser of (x) [3] ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

         This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $75,000,000 and is issued, together with the other Revolving Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Revolving Notes (as defined in the Existing Credit Agreement) and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

----------------
[1]   Insert amount of Lender's Revolving Loan Commitment in numbers.
[2]   Insert Lender's name in capital letters.
[3]   Insert amount of Lender's Revolving Loan Commitment in words.




                                      VII-1

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit



                                      VII-2

Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                DIMAC CORPORATION


                                By:
                                   ------------------------------
                                   Name:
                                   Title:





                                      VII-3

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE



                                                             Outstanding
            Type of       Amount of         Amount of         Principal
           Loan Made      Loan Made      Principal Paid        Balance        Notation
 Date      This Date      This Date         This Date         This Date        Made By
 ----     -----------    -----------       -----------       -----------       -------








                                      VII-4

                                  EXHIBIT VIII

                            [FORM OF SWING LINE NOTE]

                                DIMAC CORPORATION


                        PROMISSORY NOTE DUE JUNE 30, 2004

$5,000,000.00                                                 New York, New York
                                                                [Effective Date]



         FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("Company"), promises to pay to CREDIT SUISSE FIRST BOSTON ("Payee") or its registered assigns, on or before June 30, 2004, the lesser of (x) FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of Amended and Restated Credit Agreement dated as of October 22, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

         This Note is Company's "Swing Line Note" and is issued to amend and restate without interruption or novation, all indebtedness evidenced by the Swing Line Note (as defined in the Existing Credit Agreement) and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such


                                     VIII-1
extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                  [Remainder of page intentionally left blank]



                                     VIII-2

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                DIMAC CORPORATION


                                By:
                                   --------------------------------
                                   Name:
                                   Title:





                                     VIII-3

                                                   TRANSACTIONS
                                                        ON
                                                  SWING LINE NOTE



                                           Outstanding
          Amount of        Amount of       Principal
          Loan Made     Principal Paid      Balance        Notation
 Date     This Date        This Date       This Date        Made By
 ----     ---------     --------------     -----------     --------






                                     VIII-4

                                   EXHIBIT IX

                          [FORM OF SUBSIDIARY GUARANTY]

                               SUBSIDIARY GUARANTY



         This SUBSIDIARY GUARANTY is entered into as of June 26, 1998, by THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of DMAC Acquisition Corp., a Delaware corporation ("Company") (each such undersigned Subsidiary a "Guarantor" and collectively, "Guarantors"; provided that after the Closing Date, Guarantors shall be deemed to include any Additional Guarantors (as hereinafter defined)), in favor of and for the benefit of CREDIT SUISSE FIRST BOSTON ("CSFB"), as agent for and representative of (in such capacity herein called "Guarantied Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                                    RECITALS

         A. Company has entered into that certain Credit Agreement dated as of June 26, 1998 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with DMAC Holdings, Inc., Lenders, CSFB, as Administrative Agent, and CSFB, as Syndication Agent and Arranger.

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with or one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

         C. A portion of the proceeds of the Loans may be advanced to Guarantors and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

         D. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company's obligations thereunder be guarantied by Guarantors.

         E. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

         NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, Guarantors hereby agree as follows:


                                   SECTION 1.
                                   DEFINITIONS

1.1      Certain Defined Terms.

         As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

                  "Beneficiaries" means Guarantied Party, Lenders and any Interest Rate Exchangers.

                  "Guarantied Obligations" has the meaning assigned to that term in subsection 2.1.

                  "Guaranty" means this Subsidiary Guaranty dated as of June 26, 1998, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "payment in full", "paid in full" or any similar term means payment in full, in cash, of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including without limitation legal fees and expenses) of Beneficiaries as required under the Loan Documents and the Lender Interest Rate Agreements.

1.2      Interpretation.

         (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

         (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

                                   SECTION 2.
                                  THE GUARANTY

2.1  Guaranty of the Guarantied Obligations.

         Subject to the provisions of subsection 2.2(a), Guarantors jointly and severally hereby irrevocably and unconditionally guaranty the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes:

                  (a) any and all Obligations of Company and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

                  (b) those expenses set forth in subsection 2.8 hereof.

2.2      Limitation on Amount Guarantied; Contribution by Guarantors.

         (a) Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, the obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under subsection 2.2(b) or under the Holdings Guaranty as contemplated by subsection 2.2(b)).

         (b) Guarantors under this Guaranty, and Holdings under the Holdings Guaranty, together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Holdings Guaranty. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty or Holdings under the Holdings Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Holdings Guaranty in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty or Holdings under the Holdings Guaranty, as applicable, determined as of such date, in the case of any Guarantor, in accordance with subsection 2.2(a); provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2(b), any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty or Holdings under the Holdings Guaranty (including in respect of this subsection 2.2(b) or subsection 2.2 of the Holdings Guaranty) minus (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this subsection 2.2(b) or subsection 2.2 of the Holdings Guaranty. The amounts payable as contributions hereunder or under subsection 2.2 of the Holdings Guaranty shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2(b) and subsection 2.2 of the Holdings Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Holdings is a third party beneficiary to the contribution agreement set forth in subsection 2.2(b).

2.3      Payment by Guarantors; Application of Payments.

         Subject to the provisions of subsection 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including without limitation interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Guarantied Party as provided in subsection 2.4D of the Credit Agreement.

2.4      Liability of Guarantors Absolute.

         Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                  (a) This Guaranty is a guaranty of payment when due and not of collectibility.

                  (b) Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Guaranty) notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

                  (c) The obligations of each Guarantor hereunder are independent of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

                  (d) Payment by any Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Guarantied Party is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guarantied Obligations.

                  (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the

         Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Credit Agreement or the applicable Lender Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Interest Rate Agreements.

                  (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document, such Lender Interest Rate Agreement or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations;
         (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guarantied Obligations.

2.5      Waivers by Guarantors.

         Each Guarantor hereby waives, for the benefit of Beneficiaries:

                  (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

                  (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including without limitation any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations;

                  (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

                  (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                  (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

                  (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

2.6      Guarantors' Rights of Subrogation, Contribution, Etc.

         Until the Guarantied Obligations have been paid in full and the Commitments terminated, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution or such Guarantor may have against any other guarantor (including any other Guarantor) of the Guarantied Obligations (including without limitation any such right of contribution under subsection 2.2(b) or under the Holdings Guaranty as contemplated by subsection 2.2(b)). Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.


2.7      Subordination of Other Obligations.

         Any indebtedness of Company or any Guarantor now or hereafter held by any Guarantor (the "Obligee Guarantor") is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision of this Guaranty.

2.8  Expenses.

         Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.





2.9      Continuing Guaranty.

         This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

2.10     Authority of Guarantors or Company.

         It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

2.11     Financial Condition of Company.

         Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreement may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents and the Lender Interest Rate Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

2.12     Rights Cumulative.

         The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement between any Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

2.13     Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.

         (a) So long as any Guarantied Obligations remain outstanding, no Guarantor shall, without the prior written consent of Guarantied Party acting pursuant to the instructions of Requisite Obligees (as defined in subsection 3.14), commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

         (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantors and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Guarantied Party, or allow the claim of Guarantied Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

         (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

2.14     Notice of Events.

         As soon as any Guarantor obtains knowledge thereof, such Guarantor shall give Guarantied Party written notice of any condition or event which has resulted in a breach of or noncompliance with any term, condition or covenant contained herein.

2.15     Set Off.

         In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time upon the occurrence and during the continuation of any Event of Default, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to such Guarantor and any other property of such Guarantor held by any Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

2.16     Discharge of Guaranty Upon Sale of Guarantor.

         If all of the stock of any Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in an Asset Sale not prohibited by subsection 7.7 of the Credit Agreement or otherwise consented to by Requisite Lenders, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale; provided that, as a condition precedent to such discharge and release, Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Guarantied Party of the applicable Net Cash Proceeds.


                                   SECTION 3.
                                  MISCELLANEOUS

3.1      Survival of Warranties.

         All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Credit Agreement.

3.2      Notices.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, or upon receipt of telefacsimile or three Business Days after depositing it in the United States mail with postage pre-paid and properly addressed; provided, notices to Guarantied Party shall not be effective until received. For purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to any party, such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

3.3      Severability.

         In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4      Amendments and Waivers.

         No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, each Guarantor against whom enforcement of such amendment or modification is sought. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

3.5      Headings.

         Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

3.6      Applicable Law; Rules of Construction.

         THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Guaranty mutatis mutandis.

3.7      Successors and Assigns.

         This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of all Lenders. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

3.8      Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 3.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

3.9      Waiver of Trial by Jury.

         EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, each Beneficiary (i) acknowledges that this waiver is a material inducement for such Guarantor and Beneficiaries to enter into a business relationship, that such Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 3.9 AND EXECUTED BY GUARANTIED PARTY AND EACH GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

3.10     No Other Writing.

         This writing is intended by Guarantors and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

3.11     Further Assurances.

         At any time or from time to time, upon the request of Guarantied Party, Guarantors shall execute and deliver such further documents and do such other acts and things as Guarantied Party may reasonably request in order to effect fully the purposes of this Guaranty.

3.12     Additional Guarantors.

         The initial Guarantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "Additional Guarantor"), by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

3.13     Counterparts; Effectiveness.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.

3.14     Guarantied Party as Agent.

         (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all the Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this subsection 3.14, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Guarantied Party for the benefit of Beneficiaries in accordance with the terms of this subsection 3.14.

         (b) Guarantied Party shall at all times be the same Person that is Administrative under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Guarantied Party under this Guaranty, and the retiring or removed Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring or removed Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Guarantied Party's resignation or removal hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                               Each of the entities listed on Schedule
                               A annexed hereto



                               By:
                                   ------------------------------------
                                   on behalf of each of the entities listed on
Schedule A annexed hereto
                                              Name:
                                              Title:

                                         Notice Address:

                                         See Schedule A

                                   Schedule A


Name                                        Notice Address for each Guarantor
----                                        ---------------------------------
DIMAC Marketing Corporation                 c/o AmeriComm Holdings, Inc.
Palm Coast Data Inc.                        5775 Peachtree Rd.
The McClure Group Inc.                      Dunwoody, Suite C150
Wilcox & Associates Inc.                    Atlanta, Ga 30342
MBS/Multimode Inc.                          Attn: Neil Gordon
DIMAC Direct Inc.

         IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of ______________, [199_] [200_].

                                     [NAME OF ADDITIONAL GUARANTOR]


                                     By:
                                        ----------------------------------
                                         Name:
                                         Title:

                                     Notice Address:

                                     ------------------------------

                                     ------------------------------

                                     ------------------------------

                                     ------------------------------

                                    EXHIBIT X

                           [FORM OF HOLDINGS GUARANTY]

                                HOLDINGS GUARANTY


                  This HOLDINGS GUARANTY is entered into as of June 26, 1998 by DMAC HOLDINGS, INC., a Delaware corporation ("Guarantor"), in favor of and for the benefit of CREDIT SUISSE FIRST BOSTON, as agent for and representative of (in such capacity herein called "Guarantied Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined), and, subject to subsection 3.12, for the benefit of the other Beneficiaries (as hereinafter defined).

                                    RECITALS

                  A. DMAC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Guarantor ("Company"), has entered into that certain Credit Agreement dated as of June 26, 1998 with Guarantied Party, as Administrative Agent, Syndication Agent and Arranger, and Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

                  B. Company may from time to time enter, or may from time to time have entered into, one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with or one or more Lenders (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

                  C. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company's obligations thereunder be guarantied by Guarantor.

                  D. Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Company.

                  NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, Guarantor hereby agrees as follows:

SECTION 1.  DEFINITIONS

         1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

                  "Beneficiaries" means Guarantied Party, Lenders and any Interest Rate Exchangers.

                  "Guarantied Obligations" has the meaning assigned to that term in subsection 2.1.

                  "Guaranty" means this Holdings Guaranty dated as of June 26, 1998, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "payment in full", "paid in full" or any similar term means payment in full, in cash, of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Beneficiaries as required under the Loan Documents and the Lender Interest Rate Agreements.

         1.2      Interpretation.

                  (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

                  (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

         2.1 Guaranty of the Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes:

                  (a) any and all Obligations of Company and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

                  (b) those expenses set forth in subsection 2.9 hereof.

         2.2 Contribution by Guarantor. Guarantor under this Guaranty, and each Subsidiary Guarantor under the Subsidiary Guaranty, together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Subsidiary Guaranty. Accordingly, in the event any payment or distribution is made on any date by Guarantor under this Guaranty or a Subsidiary Guarantor under the Subsidiary Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of
(x) the Fair Share Contribution Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Subsidiary Guaranty in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Fair Share Contribution Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty or the Subsidiary Guaranty, as applicable, that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law; provided that, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder or under subsection 2.2(b) of the Subsidiary Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty or the Subsidiary Guaranty, as applicable (including, without limitation, in respect of this subsection 2.2 or subsection 2.2(b) of the Subsidiary Guaranty), minus (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this subsection 2.2 or subsection 2.2(b) of the Subsidiary Guaranty. The amounts payable as contributions hereunder and under subsection 2.2(b) of the Subsidiary Guaranty shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2 and subsection 2.2(b) of the Subsidiary Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under the Subsidiary Guaranty. Each Subsidiary Guarantor is a third party beneficiary to the contribution agreement set forth in this subsection 2.2.

         2.3 Payment by Guarantor; Application of Payments. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Guarantied Party as provided in subsection 2.4D of the Credit Agreement.

         2.4 Liability of Guarantor Absolute. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

                  (a) This Guaranty is a guaranty of payment when due and not of collectibility.

                  (b) Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement) notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

                  (c) The obligations of Guarantor hereunder are independent of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements and the obligations of any other guarantor (including any Subsidiary Guarantor) of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

                  (d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Guarantied Party is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

                  (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations,
         (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties (including the Subsidiary Guaranty) of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations;
         (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Credit Agreement or the applicable Lender Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Interest Rate Agreements.

                  (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents or the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to the Subsidiary Guaranty or any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of the Subsidiary Guaranty or any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document, such Lender Interest Rate Agreement or any agreement relating to the Subsidiary Guaranty or such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations;
         (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

         2.5 Waivers by Guarantor. Guarantor hereby waives, for the benefit of Beneficiaries:

                  (a) any right to require any Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against Company, any other guarantor (including any Subsidiary Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

                  (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied

         Obligations;

                  (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

                  (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof,
         (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                  (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

                  (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

         2.7 Guarantor's Rights of Subrogation, Contribution, Etc. Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of the Guarantied Obligations. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Company or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

         2.8 Subordination of Other Obligations. Any indebtedness of Company now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

         2.9 Expenses. Guarantor agrees to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

         2.10 Continuing Guaranty; Termination of Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

         2.11 Authority of Guarantor or Company. It is not necessary for any Beneficiary to inquire into the capacity or powers of Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         2.12 Financial Condition of Company. Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreement may be entered into from time to time, in each case without notice to or authorization from Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Company. Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents and the Lender Interest Rate Agreements, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary .

         2.13 Rights Cumulative. The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement between Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         2.14 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty. (a) So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Guarantied Party acting pursuant to the instructions of Requisite Obligees (as defined in subsection 3.12), commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Guarantied Party, or allow the claim of Guarantied Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

                  (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

         2.15 Notice of Events. As soon as Guarantor obtains knowledge thereof, Guarantor shall give Guarantied Party written notice of any condition or event which has resulted in a breach of or noncompliance with any term, condition or covenant contained herein.

         2.16 Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time upon the occurrence and during the continuance of an Event of Default without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by any Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

SECTION 3.  MISCELLANEOUS

         3.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Credit Agreement.

         3.2 Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, or upon receipt of telefacsimile or three Business Days after depositing it in the United States mail with postage pre-paid and properly addressed; provided, notices to Guarantied Party shall not be effective until received. For purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to any party, such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

         3.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         3.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         3.5 Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

         3.6 Applicable Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Guaranty mutatis mutandis.

         3.7 Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of all Lenders. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

         3.8 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (II)     WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GUARANTOR AT

         ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 3.2;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 3.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

         3.9 Waiver of Trial by Jury. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, each Beneficiary (i) acknowledges that this waiver is a material inducement for Guarantor and Beneficiaries to enter into a business relationship, that Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and
(ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 3.9 AND EXECUTED BY GUARANTIED PARTY AND GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

         3.10 No Other Writing. This writing is intended by Guarantor and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

         3.11 Further Assurances. At any time or from time to time, upon the request of Guarantied Party, Guarantor shall execute and deliver such further documents and do such other acts and things as Guarantied Party may reasonably request in order to effect fully the purposes of this Guaranty.

         3.12 Guarantied Party as Agent.

                  (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all the Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this subsection 3.12, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Guarantied Party for the benefit of Beneficiaries in accordance with the terms of this subsection 3.12.

                  (b) Guarantied Party shall at all times be the same Person that is Agent under the Credit Agreement. Written notice of resignation by Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; removal of Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Guarantied Party under this Guaranty; and appointment of a successor Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Agent under subsection 9.5 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Guarantied Party under this Guaranty, and the retiring or removed Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring or removed Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Guarantied Party's resignation or removal hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

3.13      Counterparts; Effectiveness.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to Guarantor upon the execution of a counterpart hereof by Guarantor and receipt by Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                      DMAC HOLDINGS, INC.



                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                   EXHIBIT XI

                           [FORM OF PLEDGE AGREEMENT]

                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT (this "Agreement") is dated as of June 26, 1998, and entered into by and among DMAC ACQUISITION CORP., a Delaware corporation ("Company"), DMAC HOLDINGS, INC., a Delaware corporation ("Holdings"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "Subsidiary Pledgor" and collectively "Subsidiary Pledgors", and each of Company, Holdings and Subsidiary Pledgors being a "Pledgor" and collectively "Pledgors"; provided that after the Closing Date, "Pledgors" shall be deemed to include any Additional Pledgors (as hereinafter defined)) and CREDIT SUISSE FIRST BOSTON, as agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                             PRELIMINARY STATEMENTS

         A. Pledgors are the legal and beneficial owners of (i) the shares of stock (the "Pledged Shares") described in Part A of Schedule I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "Pledged Debt") described in Part B of said Schedule I and issued by the obligors named therein.

         B. Pursuant to Credit Agreement dated as of June 26, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Holdings, and the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), and Credit Suisse First Boston, as Syndication Agent and Arranger, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         C. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreement (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

         D. Subsidiary Pledgors have executed and delivered that certain Subsidiary Guaranty dated as of June 26, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") and Holdings has executed and delivered that certain Holdings Guaranty dated as of June 26, 1998 (said Holdings Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Holdings Guaranty") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which each Subsidiary Pledgor and Holdings have guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

         E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:


SECTION 1.  Pledge of Security.

         Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the Pledged Shares owned by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (b) the Pledged Debt owned by such Pledgor and the instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

                  (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of any Pledged Shares from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares (all such shares, securities, warrants, options, rights, certificates, instruments and interests collectively being "Additional Pledged Shares"), and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares;

                  (d) all additional indebtedness from time to time owed to such Pledgor by any obligor on any Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares (all such shares, securities, warrants, options, rights, certificates, instruments and interests collectively being "New Pledged Shares"), and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

                  (f) all indebtedness from time to time owed to such Pledgor by any Person that, after the date of this Agreement, becomes, as a result of such any occurrence, a direct or indirect Subsidiary of such Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

SECTION 2.  Security for Obligations.

         This Agreement secures, and the Pledged Collateral pledged and assigned by each Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations with respect to such Pledgor. "Secured Obligations" means

                  (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreements,

                  (b) with respect to each Subsidiary Pledgor and Additional Pledgor, all obligations and liabilities of every nature of Pledgors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, and

                  (c) with respect to Holdings, all obligations and liabilities of every nature of Holdings now or hereafter existing under or arising out or in connection with the Holdings Guaranty.

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement.

SECTION 3.  Delivery of Pledged Collateral.

         All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the appropriate Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party shall have the right, without notice to any Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.


SECTION 4.  Representations and Warranties.

         Each Pledgor represents and warrants as follows:

                  (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt owned by such Pledgor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

                  (b) Description of Pledged Collateral. The Pledged Shares owned by such Pledgor constitute the percentage of the issued and outstanding shares of stock of each issuer thereof set forth on
         Schedule I annexed hereto, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt owned by such Pledgor constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Pledgor.

                  (c) Ownership of Pledged Collateral. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral owned by such Pledgor free and clear of any Lien except for the security interest created by this Agreement.

                  (d) Perfection. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged

         Collateral, securing the payment of the Secured Obligations.


SECTION 5.  Transfers and Other Liens; Additional Pledged Collateral; etc.

         Each Pledgor shall:

                  (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided that in the event any Pledgor makes an Asset Sale permitted by the Credit Agreement and the assets subject to such Asset Sale are Pledged Shares, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to such Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; and provided further, that as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Secured Party of the Net Cash Proceeds of such Asset Sale in the event and to the extent that all or any portion of such Net Cash Proceeds are required to be applied to prepay the Loans under the Credit Agreement.

                  (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to a Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of any Pledgor;

                  (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of any Pledgor;

                  (d) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

                  (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 6.  Further Assurances; Pledge Amendments.

         (a) Each Pledgor agrees that from time to time, at the expense of Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, such Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

         (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any such Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of a Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.


SECTION 7.  Voting Rights; Dividends; Etc.

         (a) Pledgors' Rights. So long as no Event of Default shall have occurred and be continuing:

                  (i) Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

                  (ii) Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                           (1) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (2) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (3) cash paid, payable or otherwise distributed in
                  respect of principal or in redemption of or in exchange for any Pledged Collateral,

         shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

                  (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies, dividend payment orders and other instruments as Pledgors may from time to time reasonably request for the purpose of enabling Pledgors to exercise the voting and other consensual rights which they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which they are authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Secured Party's Rights. Upon acceleration of the maturity of the Loans in accordance with Section 8 of the Credit Agreement and upon the occurrence and during the continuation of an Event of Default:

                  (i) upon written notice from Secured Party to a Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
         Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

                  (ii) all rights of Pledgors to receive the dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                  (iii) all dividends, principal and interest payments which are received by a Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

         (c) Irrevocable Proxy. In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an IRREVOCABLE PROXY to vote the Pledged Shares owned by such Pledgor and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including without limitation giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.


SECTION 8.  Secured Party Appointed Attorney-in-Fact.

         Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

                  (c) to receive, endorse and collect any instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

                  (d) to file any claims or take any action or institute any proceedings that

         Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.


SECTION 9.  Secured Party May Perform.

         If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgors under Section 13(b).


SECTION 10.  Standard of Care.

         The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

SECTION 11.  Remedies.

         (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 15(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions and, notwithstanding such circumstances, such Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Shares owned by such Pledgor to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 12.  Application of Proceeds.

         All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.


SECTION 13.  Indemnity and Expenses.

         (a) Pledgors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Pledgors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

         (c) The obligations of Pledgors in this Section 13 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

SECTION 14.  Continuing Security Interest; Transfer of Loans.

         This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination Secured Party will, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination and Pledgors shall be entitled to the return, upon their request and at their expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 15.  Secured Party as Agent.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 15(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 15(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.


SECTION 16.  Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgors; provided that any Pledge Amendment in the form of Schedule II annexed hereto or any amendment hereto pursuant to Section 19 shall be effective upon execution by any Pledgor and Pledgors hereby waive any requirement of notice of or consent to any such Pledge Amendment or amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 17.  Notices.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.


SECTION 18.  Failure or Indulgence Not Waiver; Remedies Cumulative.

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 19.  Additional Pledgors.

         The initial Subsidiary Pledgors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto, as additional Pledgors (each an "Additional Pledgor"), by executing an acknowledgement to this Agreement substantially in the form of
Schedule III annexed hereto. Upon delivery of any such counterpart to Administrative Agent and Secured Party, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

SECTION 20.  Severability.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


SECTION 21.  Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION 22.  Governing Law; Terms; Rules of Construction.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 23.  Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PLEDGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 23 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 24.  Waiver of Jury Trial.

         PLEDGORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Secured Party acknowledge that this waiver is a material inducement for Pledgors and Secured Party to enter into a business relationship, that Pledgors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


SECTION 25.  Counterparts.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             DMAC ACQUISITION CORP.


                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                             DMAC HOLDINGS, INC.




                             By:
                                -----------------------------------------------
                                Name:
                                Title:


                             Each of the entities listed on Schedule A annexed hereto



                             By:
                                -----------------------------------------------
                                on behalf of each of the entities listed on
Schedule A annexed hereto


                                Name:
                                Title:

                             CREDIT SUISSE FIRST BOSTON,
                             as Secured Party



                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                                   Schedule A

Name                                        Notice Address for
                                            each Subsidiary Pledgor

DIMAC Marketing Corporation                 c/o    AmeriComm Holdings, Inc.
Palm Coast Data Inc.                        5775 Peachtree Rd.
The McClure Group Inc.                             Dunwoody, Suite C150
Wilcox & Associates Inc.                           Atlanta, Ga 30342
MBS/Multimode Inc.                          Attn: Neil Gordon
DIMAC Direct Inc.


                                     Sch.A-1

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT


         Attached to and forming a part of the Pledge Agreement dated as of June 26, 1998, by and among the Pledgors referred to therein and Credit Suisse First Boston, as Secured Party.


                                     Part A


                                                                                                                         Percent-
                                                                                                                          age of
                                                                                                                           Out-
                                                                            Stock                         Number         standing
                                                        Class of         Certificate         Par            of            Shares
       Pledgor                Stock Issuer                Stock              Nos.           Value         Shares         Pledged
-----------------------   --------------------    ------------------  ----------------   -----------   ------------   -------------









                                     Part B


                Pledgor                                  Debt Issuer                          Amount of
                                                                                            Indebtedness

      ------------------------                      ---------------------              ---------------------













                                    Sch.-I-1

                                   SCHEDULE II
                               TO PLEDGE AGREEMENT

                           [FORM OF PLEDGE AMENDMENT]


         This Pledge Amendment, dated _______________, [199_] [200_] is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of June 26, 1998, by and among the Pledgors referred to therein and Credit Suisse First Boston, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                [NAME OF PLEDGOR]


                                By:
                                   ---------------------------------------
                                   Name:
                                   Title:



                                      Class of                                                                 Percentage of
                                       Stock               Stock              Par          Number of            Outstanding
           Stock Issuer                              Certificate Nos.        Value          Shares            Shares Pledged
   ---------------------------   ----------------  -------------------     ---------     --------------    -------------------













                                                           Amount of
                   Debt Issuer                            Indebtedness
           -----------------------------            -----------------------






                                    Sch.-II-1

                                  SCHEDULE III
                               TO PLEDGE AGREEMENT

                        [FORM OF PLEDGE ACKNOWLEDGEMENT]



         This Pledge Acknowledgement, dated _______________, [199_] [200_], is delivered pursuant to Section 19 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Acknowledgement may be attached to the Pledge Agreement dated June 26, 1998, by and among the Pledgors referred to therein and Credit Suisse First Boston, as Secured Party (as amended, restated, supplemented or otherwise modified to the date hereof, the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), that the undersigned by executing and delivering this Acknowledgement hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 19 thereof and agrees to be bound by all of the terms thereof, and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Acknowledgement shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                    [NAME OF ADDITIONAL PLEDGOR]


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    Notice Address:


                                    -------------------------------------------


                                    -------------------------------------------


                                    -------------------------------------------


                                    -------------------------------------------

                                   Sch.-III-1


                                      Class of                                                                 Percentage of
                                       Stock               Stock              Par          Number of            Outstanding
           Stock Issuer                              Certificate Nos.        Value          Shares            Shares Pledged
    --------------------------    --------------  ---------------------  ------------  ----------------   --------------------









                                                           Amount of
                   Debt Issuer                            Indebtedness
            -------------------------               ------------------------





                                   Sch.-III-2

                                   EXHIBIT XII

                          [FORM OF SECURITY AGREEMENT]

                               SECURITY AGREEMENT



         This SECURITY AGREEMENT (this "Agreement") is dated as of June 26, 1998 and entered into by and among DMAC ACQUISITION CORP., a Delaware corporation ("Company"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors", and each of Company and Subsidiary Grantors being a "Grantor" and collectively "Grantors"; provided that after the Closing Date, "Grantors" shall include any Additional Grantors (as hereinafter defined)) and CREDIT SUISSE FIRST BOSTON, as agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                             PRELIMINARY STATEMENTS

         A. Pursuant to Credit Agreement dated as of June 26, 1998, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DMAC Holdings, Inc., the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "Administrative Agent"), and Credit Suisse First Boston, as Syndication Agent and Arranger, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreement (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "Interest Rate Obligations"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

         C. Subsidiary Grantors have executed and delivered that certain Subsidiary Guaranty dated as of June 26, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to

                                     XII-1
which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

         D. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:


SECTION 1.  Grant of Security.

         Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

                  (a) all equipment in all of its forms (including, but not limited to, all machinery, all computers, all data processing, computer or office equipment, all furniture and all trucks and other vehicles), all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

                  (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such

                                     XII-2
         accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

                  (d) all agreements to which such Grantor is a party, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

                  (e) all cash, money, currency and deposit accounts, including without limitation demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations or other financial institutions (but excluding deposit accounts maintained in trust by such Grantor or otherwise segregated from other funds of such Grantor for the benefit of customers of such Grantor and containing only funds owing to such customers);

                  (f) the "Intellectual Property Collateral", which term means:

                           (i) all rights, title and interest (including rights
                  acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in
                  Schedule 1(a), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in
                  Schedule 1(a), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"):

                           (ii) all rights, title and interest (including rights
                  acquired pursuant to a

                                     XII-3
                  license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(b), as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including, without limitation, the right (but not the obligation), exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                           (iii) all rights, title and interest (including
                  rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by Grantor (including, without limitation, the works listed on Schedule 1(c), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(c), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all

                                     XII-4
                  renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

                  (h) to the extent not included in any other paragraph of this
         Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

                  (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

                                     XII-5

SECTION 2.  Security for Obligations.

         This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations with respect to such Grantor. "Secured Obligations" means:

                  (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreement, and

                  (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

                                     XII-6

SECTION 3.  Grantors Remain Liable.

         Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


SECTION 4.  Representations and Warranties.

         Each Grantor represents and warrants as follows:

                  (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien.

                  (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at the places specified in Schedule 4(b) annexed hereto.

                  (c) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

                  (d) Office Locations. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, and, except as set forth on Schedule 4(d) annexed hereto, have been for the four month period preceding the date hereof, located at the locations set forth on Schedule 4(d) annexed hereto.

                  (e) Names. No Grantor has in the past done, and no Grantor now does, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule 4(e) annexed hereto.

                  (f) Delivery of Certain Collateral. All notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

                                     XII-7

                  (g)  Intellectual Property Collateral.

                  (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(a);

                  (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(b);

                  (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(c);

                  (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                  (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (h) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral. Upon the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule 4(h) annexed hereto, and in the case of the Intellectual Property Collateral, in addition the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements and, in the case of the Intellectual Property Collateral, in addition to the filing of such UCC Financing Statements, by the filing of a Grant of Trademark Security Interest and Grant of Patent Security Interest with the United States Patent and Trademark Office and a Grant of Copyright Security Interest with the United State Copyright Office, constitute perfected security interests therein prior to all other Liens.

                                     XII-8

SECTION 5.  Further Assurances.

         (a) Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:
(i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (v) promptly after the acquisition by such Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 30 days after the end of each calendar year and June 30 of each calendar year, deliver to Secured Party copies of all such applications or other documents filed during such semiannual period and copies of all such certificates of title issued during such semiannual period indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

         (b) Without limiting the generality of the foregoing clause (a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent; or (ii) any Copyright Registration, application for Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the

                                     XII-9
date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where this Agreement is recorded a Security Agreement Supplement, substantially in the form of Exhibit IV, pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be.

         (c) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (d) Each Grantor hereby authorizes Secured Party to modify this Agreement without obtaining such Grantor's approval of or signature to such modification by amending Schedules 1(a), 1(b), and 1(c), as applicable, to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest.

         (e) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.


SECTION 6.  Certain Covenants of Grantors.

         Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

                  (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel

                                     XII-10
         paper that evidence Accounts; and

                  (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.


SECTION 7.  Special Covenants With Respect to Equipment and Inventory.

         Each Grantor shall:

                  (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 4(b) annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

                  (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

                  (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

                  (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $500,000, and in any event upon the occurrence of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party.

                  (e) promptly upon the issuance and delivery to such Grantor of any

                                     XII-11

         Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

SECTION 8.  Insurance.

         Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.


SECTION 9.  Special Covenants with respect to Accounts and Related Contracts.

         (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

         (b) Each Grantor shall, for not less than 3 years from the date on which such Account arose, maintain (i) complete records of each Account of such Grantor, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

         (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to

                                     XII-12

Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by
Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.


SECTION 10.  Special Provisions With Respect to the Assigned Agreements.

         (a)      Each Grantor shall at its expense:

                  (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                  (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

         (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

                  (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Assigned Agreements;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided

                                     XII-13
         therein; or

                  (v) take any other action in connection with the Assigned Agreements that would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of Secured Party.


SECTION 11.  Deposit Accounts.

         Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.


SECTION 12. Special Provisions With Respect to the Intellectual Property Collateral.

         (a)      Each Grantor shall:

                  (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                  (ii) hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                  (iii) take all steps deemed appropriate in Grantor's commercially reasonable judgement to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                  (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

                  (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                  (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

                                     XII-14

         (b) Except as otherwise provided in this Section 12, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

         (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(a), 1(b) or 1(c), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable, as determined in such Grantor's commercially reasonable judgment, to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

         (d) Except as provided herein, each Grantor shall have the right to commence and

                                     XII-15
         prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are in its commercially reasonable judgment necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

         (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default and upon written notice from Secured Party, shall grant, sell, convey, transfer, assign and set over to Secured Party, for its benefit and the ratable benefit of Lenders, all of such Grantor's right, title and interest in and to the Intellectual Property Collateral to the extent necessary to enable Secured Party to use, possess and realize on the Intellectual Property Collateral and to enable any successor or assign to enjoy the benefits of the Intellectual Property Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

                                     XII-16

SECTION 13.  Transfers and Other Liens.

         No Grantor shall:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                  (b) except for the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.


SECTION 14.  Secured Party Appointed Attorney-in-Fact.

         Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

                  (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuance of an Event of Default, to

                                     XII-17
         sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.


SECTION 15.  Secured Party May Perform.

         If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under Section 20(b).


SECTION 16.  Standard of Care.

         The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                                     XII-18

SECTION 17.  Remedies.

                                     XII-19

         If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (a) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 22(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

SECTION 18. Additional Remedies for Intellectual Property Collateral.

                                     XII-20

         (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 10.2 and 10.3 of the Credit Agreement and Section 20 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgement in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

         (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made. and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Encumbrances.

                                     XII-21

SECTION 19.  Application of Proceeds.

         Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.


SECTION 20.  Indemnity and Expenses.

         (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

         (c) The obligations of Grantors in this Section 20 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

                                     XII-22

SECTION 21.  Continuing Security Interest; Transfer of Loans.

         This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.


SECTION 22.  Secured Party as Agent.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 22(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured

                                     XII-23

Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.


SECTION 23.  Additional Grantors.

         The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing an acknowledgement to this Agreement substantially in the form of
Exhibit V annexed hereto. Upon delivery of any such acknowledgement to Administrative Agent and Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.





                                                     XII-24

SECTION 24.  Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that any amendment hereto pursuant to Section 23 shall be effective upon execution by any Additional Grantor and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.


SECTION 25.  Notices.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.


SECTION 26.  Failure or Indulgence Not Waiver; Remedies Cumulative.

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


SECTION 27.  Severability.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                                     XII-25

SECTION 28.  Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION 29.  Governing Law; Terms; Rules of Construction.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.


                                     XII-26

SECTION 30.  Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 25; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 30 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                                     XII-27

SECTION 31.  Waiver of Jury Trial.

         GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


SECTION 32.  Counterparts.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

                                     XII-28

         IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             DMAC ACQUISITION CORP.




                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                             Each of the entities listed on Schedule A annexed hereto



                             By:
                                -----------------------------------------------
                                on behalf of each of the entities listed on
                                Schedule A annexed hereto
                                Name:

                                     XII-29

                                   Schedule A

Name                                 Notice Address for each Subsidiary
                                     Grantor

DIMAC Marketing Corporation          c/o AmeriComm Holdings, Inc.
Palm Coast Data Inc.                 5775 Peachtree Rd.
The McClure Group Inc.                    Dunwoody, Suite C150
Wilcox & Associates Inc.                  Atlanta, Ga 30342
MBS/Multimode Inc.                   Attn: Neil Gordon
DIMAC Direct Inc.

                                     XII-30

                                   CREDIT SUISSE FIRST BOSTON,
                                   as Secured Party



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                     XII-31

                                SCHEDULE 1(a) TO
                               SECURITY AGREEMENT

Trademarks:


                                             Trademark                       Registration                      Registration
       Registered Owner                     Description                         Number                             Date
   -------------------------            -------------------               ------------------                 -----------------




                                     XII-32

                                SCHEDULE 1(b) TO
                               SECURITY AGREEMENT


Patents Issued:


         Patent No.                      Issue Date                       Invention                       Inventor
    -------------------                ---------------                -----------------                --------------








Patents Pending:



      Applicant's                   Date                  Application
          Name                     Filed                    Number                   Invention                 Inventor
    ---------------             -----------           ------------------         ---------------          ----------------











                                     XII-33

                                SCHEDULE 1(c) TO
                               SECURITY AGREEMENT


U.S. Copyrights:


Title             Registration No.  Date of Issue    Registered Owner
-----             ----------------  -------------    ----------------





Foreign Copyright Registrations:


Country  Title    Registration No.  Date of Issue
-------  -----    ----------------  -------------






Pending U.S. Copyright Registrations & Applications:

Title    Reference No.     Date of Application   Copyright    Claimant
-----    -------------     -------------------   ---------    --------





Pending Foreign Copyright Registrations & Applications:


Country  Title    Registration No.  Date of Issue
-------  -----    ----------------  -------------





                                     XII-34

                                  SCHEDULE 4(b)
                                       TO
                               SECURITY AGREEMENT

                      Locations of Equipment and Inventory



Name of Company/Limited Partner-                       Locations of Equipment and Inventory
ship
---------------------------------                      ------------------------------------






                                     XII-35

                                  SCHEDULE 4(d)
                                       TO
                               SECURITY AGREEMENT

                                Office Locations



Name of Company/Limited Partnership                           Office Locations
-----------------------------------                           ----------------














                                     XII-36

                                  SCHEDULE 4(e)
                                       TO
                               SECURITY AGREEMENT

                                   Other Names


Name of Company/Limited Partnership                         Other Names
-----------------------------------                         -----------








                                     XII-37

                                  SCHEDULE 4(h)
                                       TO
                               SECURITY AGREEMENT

                                 Filing Offices






                                     XII-38

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

         WHEREAS, [Grantor] [and DMAC Acquisition Corp., a Delaware corporation ("Company"),] and DMAC Holdings, Inc., a Delaware corporation, have entered into a Credit Agreement dated as of June 26, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders") and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, "Secured Party") and as syndication agent and arranger, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to [Company] [Grantor]; and

         WHEREAS, [Company] [Grantor] may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 26, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of June 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy

                                     XII-I-1
of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                     XII-I-2

         IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the _____ day of _____, _____.


                                [NAME OF GRANTOR]


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                     XII-I-3

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST


                                           United States
                                             Trademark                       Registration                      Registration
Registered Owner                            Description                         Number                             Date
----------------                           --------------                    ------------                      ------------





                                    XI-I-A-1

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

         WHEREAS, [Grantor] [and DMAC Acquisition Corp., a Delaware corporation ("Company"),] and DMAC Holdings, Inc., a Delaware corporation, have entered into a Credit Agreement dated as of June 26, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders") and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, "Secured Party") and as syndication agent and arranger, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to [Company] [Grantor]; and

         WHEREAS, [Company] [Grantor] may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 26, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of June 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy

                                     XII-II-1
of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ____ day of

                                     XII-II-2

_______, ____.


                                [NAME OF GRANTOR]


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                     XII-II-3

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST



Patents Issued:


         Patent No.                      Issue Date                       Invention                       Inventor
         ----------                      ----------                       ---------                       --------







Patents Pending:


      Applicant's                   Date                  Application
          Name                     Filed                    Number                   Invention                 Inventor
      -----------                  -----                  -----------                ---------                 --------











                                   XII-II-A-1

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST


         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

         WHEREAS, [Grantor] [and DMAC Acquisition Corp., a Delaware corporation ("Company"),] and DMAC Holdings, Inc., a Delaware corporation, have entered into a Credit Agreement dated as of June 26, 1998 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders") and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, "Secured Party") and as syndication agent and arranger, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to [Company] [Grantor]; and

         WHEREAS, [Company] [Grantor] may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders (in such capacity, collectively, "Lender Counterparties"); and

         [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of June 26, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

         WHEREAS, pursuant to the terms of a Security Agreement dated as of June 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy

                                   XII-III-1
of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any

                                   XII-III-2
of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ____ day of ______, ____.


                                [NAME OF GRANTOR]


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



                                    XII-III-3

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST




U.S. Copyrights:


Title             Registration No.  Date of Issue    Registered Owner
-----             ----------------  -------------    ----------------







Foreign Copyright Registrations:



Country     Title      Registration No.      Date of Issue
-------     -----      ----------------      -------------






Pending U.S. Copyright Registrations & Applications:

Title    Reference No.     Date of Application     Copyright Claimant
-----    -------------     -------------------     ------------------





Pending Foreign Copyright Registrations & Applications:


Country      Title    Registration No.      Date of Issue
-------      -----    ----------------      -------------






                                   XII-III-A-1

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                          SECURITY AGREEMENT SUPPLEMENT

         This SECURITY AGREEMENT SUPPLEMENT, dated _______, is delivered pursuant to the Security Agreement, dated as of June 26, 1998 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"), among DMAC Acquisition Corp., the other Grantors named therein, and Credit Suisse First Boston, as Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the Intellectual Property Collateral listed on Supplemental Schedule [1(a)] [1(b)] [1.(c)] attached hereto the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. All such [Intellectual Property Collateral] shall be deemed to be part of the Collateral and hereafter subject to each of the terms and conditions of the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                     [GRANTOR]


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    XII-IV-1

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                            [FORM OF ACKNOWLEDGEMENT]

         This ACKNOWLEDGEMENT, dated _______, is delivered pursuant to Section 23 of the Security Agreement referred to below. The undersigned hereby agrees that this Acknowledgement may be attached to the Security Agreement, dated as of June 26, 1998 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among DMAC Acquisition Corp., the other Grantors named therein, and Credit Suisse First Boston, as Secured Party, that the undersigned by executing and delivering this Acknowledgement hereby becomes a Grantor under the Security Agreement in accordance with Section 23 thereof and agrees to be bound by all of the terms thereof, and that the Patents, Trademarks, Trademark Registrations, Copyrights and Copyright Registrations described on this Acknowledgement shall be deemed to be part of the and shall become part of the Collateral and shall secure all Secured Obligations.

                                           [NAME OF ADDITIONAL GRANTOR]


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:



Trademarks:


                                             Trademark                       Registration                      Registration
       Registered Owner                     Description                         Number                             Date
       ----------------                     -----------                      ------------                      -------------





Patents Issued:


         Patent No.                      Issue Date                       Invention                       Inventor
         ----------                      ----------                       ---------                       --------







                                     XII-V-1

Patents Pending:


      Applicant's                   Date                  Application
          Name                     Filed                    Number                   Invention                 Inventor
     --------------               -------                 -----------                ---------                 --------









U.S. Copyrights:


Copyright         Registration No.    Date of Issue    Registered Owner
---------         ----------------    -------------    ----------------





Foreign Copyright Registrations:


Country      Copyright      Registration No.      Date of Issue
-------      ---------      ----------------      -------------





Pending U.S. Copyrights:


Copyright         Reference No.    Date of Application        Copyright        Claimant
---------         -------------    -------------------        ---------        --------






                                     XII-V-2

Pending Foreign Copyrights:


Country     Copyright     Registration No.    Date of Issue
-------     ---------     ----------------    -------------







                                     XII-V-3

                                  EXHIBIT XIII

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  (1) I am the duly elected [Title] of DIMAC Corporation, a Delaware corporation ("Company");

                  (2) I have reviewed the terms of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, by and among Company, DIMAC Holdings, Inc., the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent, Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent, as amended, restated, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement"; the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements; and

                  (3) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

         [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:



-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


------------------------------------------------------------------------------]


                                     XIII-1

         The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, [199_] [200_] pursuant to subsection 6.1(iv) of the Credit Agreement.

                                DIMAC CORPORATION


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:





                                     XIII-2

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE


         This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, [199_][200_] and pertains to the period from ____________, [199_][200_] to ____________, [199_][200_]. Subsection
references herein relate to subsections of the Credit Agreement.


A. Indebtedness

         1. Indebtedness under Capital Leases of the type described in subsection 7.1(iv):



                                                                 $
                                                                  -------------

         2. Maximum Indebtedness Permitted under subsection 7.1(iv) (after Phase II Completion Date):

                                                                 $20,000,000

         3. Indebtedness under Permitted Seller paper described in subsection 7.1(vi);

                                                                 $
                                                                  -------------

         4.       Maximum Indebtedness permitted under subsection
                  7.1(vi);

                                                                 $25,000,000

         5.       Indebtedness of the type described under subsection 7.1(x):


                                                                 $
                                                                  -------------
         6.       Maximum indebtedness of the type described under subsection
                  (x):


                                                                 $15,000,000



B.       Liens


         1.       Indebtedness secured by Liens described in 7.2A(iii):

                                                                 $
                                                                  -------------

         2. Maximum Indebtedness permitted to be secured under subsection 7.2A(iii):

                                                                 $5,000,000

         3.       Indebtedness secured by Liens described in subsection
                  7.2A(iv):

                                                                 $
                                                                  -------------

         4. Maximum Indebtedness permitted to be secured by Liens under subsection 7.2A(iv):

                                                                 $2,500,000


C.       Investments

                                     XIII-3

         1.       Investments of the type described in subsection 7.3(vii):

                                                                 $
                                                                  -------------

         2.       Maximum permitted under subsection 7.3(vii) per Fiscal Year:

                                                                 $500,000

         3. Investments of the type described in subsection 7.3(viii) (limited to $2,500,000 in any fiscal year)

                                                                 $
                                                                  -------------

         4.       Aggregate Maximum permitted under subsection 7.3(viii)

                                                                 $5,000,000

D.       Contingent Obligations

         1. Contingent Obligations of the type described in subsec-tion 7.4(iv):


                                                                 $
                                                                  -------------
         2.       Maximum permitted under subsection 7.4(iv):

                                                                 $500,000

         3.       Contingent Obligations of the type described in subsection
                  7.4(v):

                                                                 $
                                                                  -------------

         4.       Maximum permitted under subsection 7.4(v): $1,000,000

         5. Contingent Obligations of the type described in subsection 7.4(ix)

                                                                 $
                                                                  -------------
         6.       Maximum permitted under subsection 7.4(ix)

                                                                 $2,000,000


E. Minimum Interest Coverage Ratio (for the Calculation Period ending _____________, [199_] [200_])

         1.       Consolidated Net Income:

                                                                 $
                                                                  -------------

         2.       Consolidated Interest Expense:

                                                                 $
                                                                  -------------

         3.       Provisions for taxes based on income:

                                                                 $
                                                                  -------------

         4.       Total depreciation expense:
                                                                 $
                                                                  -------------

         5.       Total amortization expense:
                                                                 $
                                                                  -------------

                                     XIII-4

         6.       Other non-cash items reducing Consolidated Net Income:

                                                                 $
                                                                  -------------

         7. All one time cash compensation payments made in connection with the Acquisition:

                                                                 $
                                                                  -------------

         8.      Items described on Schedule 1.1(i):

                                                                 $
                                                                  -------------

         9.       Other non-cash items increasing Consolidated Net Income:

                                                                 $
                                                                  -------------

         10. Any payments made under Permitted Earn-Out Agreements and Management Fees to the extent otherwise deducted in determining Consolidated Net Income:



                                                                 $
                                                                  -------------

         11. Any payments (net of indemnification) by Company and its Subsidiaries of demands, obligations, interest, penalties, suits, judgements, orders, liabilities, debts, claims, actions, causes of action, costs and expenses in connection with the postal investigation disclosed on Schedule 5.14 of the DIMAC Acquisition Agreement:


                                                                 $
                                                                  -------------

         12. Consolidated Adjusted EBITDA (taking into account any adjustments required pursuant to 7.6E) ((E.1 + E.2 + E.3 + E.4 + E.5 + E.6 + E.7 + E.8) (E.9 + E.10 + E.11)):


                                                                 $
                                                                  -------------
         13.      Consolidated Interest Expense:

                                                                 $
                                                                  -------------
         14.      Interest Coverage Ratio ((E.13):(E.14)):
                                                                 _____:1.00

         15.      Minimum Interest Coverage Ratio required under subsection
                  7.6A:
                                                                 _____:1.00

F.       Minimum Fixed Charge Coverage Ratio (for Calculation
         Period ending _____________, [199_] [200_])


         1.       Consolidated Adjusted EBITDA (E.12 above):

                                                                 $
                                                                  -------------

         2. Scheduled repayments of principal of all Indebtedness (as reduced by prepayments thereon previously made):

                                                                 $
                                                                  -------------
         3.       Consolidated Interest Expense (E.13 above):

                                                                 $
                                                                  -------------

         4. Consolidated Capital Expenditures (other than Designated Capital Expenditures):

                                                                 $
                                                                  -------------

                                     XIII-5

         5.       Taxes based on income actually paid in cash:    $
                                                                  -------------

         6.       Consolidated Fixed Charges (H.2 + H.3 + H.4 + H.5):

                                                                  $
                                                                  -------------

         7.       Fixed Charge Coverage Ratio ((H.1):(H.6)):
                                                                 _____:1.00


         8.       Minimum Fixed Charge Coverage Ratio required under subsection
                  7.6C:

                                                                 _____:1.00

G.       Maximum Leverage Ratio (as of _____________, [199_] [200_])

         1.       Consolidated Total Debt plus (y) so long as the Permitted
                                          ----
                  Earn Out Agreements described on Schedule 1.1(ii) of the Credit Agreement have not been cancelled or otherwise terminated, (1) the amount with respect to each such Permitted Earn Out Agreement set forth on
                  Schedule 7.6C of the Credit Agreement less (2) with respect to each such Permitted Earn Out Agreement, the aggregate amount of all payments made by Company and its Subsidiaries under such Permitted Earn Out
                  Agreement after the Closing Date (to the extent such aggregate amount does not exceed the amount described in the immediately preceding clause (1)):


                                                                 $
                                                                  -------------

         2. Consolidated Adjusted EBITDA for the Calculation Period ended on the above date (E.12 above):

                                                                 $
                                                                  -------------

         3.       Leverage Ratio (G.1 - G.2):                    _____:1.00

         4.       Maximum Leverage Ratio permitted under subsection 7.6B:

                                                                 _____:1.00

H. Consolidated Capital Expenditures (for the Fiscal Year ending December 31, [199_] [200_] [to date])

         1.       Consolidated Capital Expenditures:

                                                                 $
                                                                  -------------

         2. Maximum Consolidated Capital Expenditures Amount permitted under subsection 7.6D (as adjusted (calculations and supporting information therefor attached hereto) in accordance with the provisos to such subsection):

                                                                 $
                                                                  -------------

I.       Fundamental Changes

         1. Aggregate fair market value of assets sold in Asset Sales described in subsection 7.7(vi) during the period commencing _________________, [199_] [200_]:


                                     XIII-6

                                                                 $
                                                                  -------------

         2.       Total consideration received in respect of such Asset Sales:

                                                                 $
                                                                  -------------

         3.       Maximum permitted under subsection 7.7(vi)

                                                                 $7,500,000

         4. Cash portion of consideration for Asset Sales described in subsection 7.7(vi):


                                                                 $
                                                                  -------------
         5.       Percentage of consideration received in cash ((J.4):(J.2)):

                                                                 -----%

         6.       Minimum percentage required under subsection 7.7(vi): 80%



                                     XIII-7

                                   EXHIBIT XIV

                             [INTENTIONALLY DELETED]

                                   EXHIBIT XV

                             [INTENTIONALLY DELETED]

                                   EXHIBIT XVI

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT



         This ASSIGNMENT AGREEMENT (this "Agreement") is entered into by and between the parties designated as Assignor ("Assignor") and Assignee ("Assignee") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "Schedule of Terms") and relates to that certain Amended and Restated Credit Agreement described in the Schedule of Terms (said Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:


SECTION 1.  Assignment and Assumption.

         (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "Settlement Date"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitments and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "Assigned Share"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Loan Commitment shall include (i) in the event Assignor is an Issuing Lender with respect to any outstanding Letters of Credit (any such Letters of Credit being "Assignor Letters of Credit"), the sale to Assignee of a participation in the Assignor Letters of Credit and any drawings thereunder as contemplated by subsection 3.1C of the Credit Agreement and (ii) the sale to Assignee of a ratable portion of any participations previously purchased by Assignor pursuant to said subsection 3.1C with respect to any Letters of Credit other than the Assignor Letters of Credit.

         (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately

                                     XVI-1
available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

         (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitments, the outstanding Term A Loans, the outstanding Term B Loans, the outstanding Term C Loans and the Pro Rata Share corresponding to the Assigned Share.

         (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Company, Agents, Assignor and the other Lenders and their respective successors and permitted assigns.

         (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitments, the outstanding Term A Loans, the outstanding Term B Loans, the outstanding Term C Loans and the Pro Rata Share corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Revolving Loans corresponding thereto, and (iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (1) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (2) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.


SECTION 2.  Certain Representations, Warranties and Agreements.

         (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

         (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in

                                     XVI-2
any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or of any other Loan Party to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

         (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making or purchasing of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 10.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

         (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

         (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

                                     XVI-3

SECTION 3.  Miscellaneous.

         (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

         (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

         (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection 10.8 of the Credit Agreement.

         (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                                     XVI-4

         (h) This Agreement shall become effective upon the date (the "Effective Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the giving of notice to Company, (iii) the receipt by Administrative Agent of the processing and recordation fee referred to in subsection 10.1B(i) of the Credit Agreement, (iv) in the event Assignee is a Non-US Lender (as defined in subsection 2.7B(iii)(a) of the Credit Agreement), the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to said subsection 2.7B(iii)(a), (v) the execution of a counterpart hereof by Administrative Agent as evidence of its consent hereto to the extent required under subsection 10.1B(i) of the Credit Agreement and as evidence of its acceptance hereof in accordance with subsection 10.1B(ii) of the Credit Agreement, (vi) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (vii) the recordation by Administrative Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 10.1B(ii) of the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                     XVI-5

                                SCHEDULE OF TERMS

1.       Company:   DIMAC CORPORATION

2. Name and Date of Credit Agreement: Amended and Restated Credit Agreement dated as of October 22, 1998, by and among Company, DIMAC Holdings, Inc., the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent, Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

3.       Amounts:


                                         Re: Term A            Re: Term B             Re: Term C            Re: Revolving
                                            Loans                 Loans                 Loans                   Loans
                                            -----                 -----                 -----                   -----
(a)      Aggregate Com-                  $__________           $__________           $__________             $__________
         mitments of all
         Lenders:

(b)      Assigned                         _________%            _________%             _________%             _________%
         Share/Pro Rata
         Share:

(c)      Amount of As-                   $__________           $__________           $__________             $__________
         signed Share of
         Commitments:

(d)      Amount of As-                   $__________           $__________           $__________
         signed Share of
         Term Loans:





4.       Settlement Date:   ____________, [199_][200_]

5.       Assignor's Payment Instructions:


ASSIGNOR:

______________________________

______________________________

______________________________

Attention:____________________

Reference:____________________



6.       Assignor's Notice Address:


                                      XVI-6

ASSIGNOR:

______________________________

______________________________

______________________________

______________________________

Attention:____________________

Reference:____________________


7.       Assignee Information:

         Lending Institution:________________________________________________
         Address:            ________________________________________________
                             ________________________________________________
                             ________________________________________________

         Telephone:  __________  Telex No.:     __________
         Telefax:    __________  Answerback:    __________

         CONTACT  -  Credit   Name:____________________________________________

                                 Address:______________________________________

                                 Telephone:____________________________________

                                 Telefax:______________________________________

8.       Assignee's Payment Instructions:

         Bank Name:           _________________________________________________
         ABA/Routing No.      _________________________________________________
         Account Name         _________________________________________________
         Account No.          _________________________________________________
         For further credit:  _________________________________________________
         Account No.          _________________________________________________
         Attention:           _________________________________________________
         Reference:           _________________________________________________



                                      XVI-7

9.    Signatures:


      [NAME OF ASSIGNOR],                    [NAME OF ASSIGNEE],
      as Assignee                            as Assignor




      By:_____________________               By:
         Name:                                  Name:
         Title:                                 Title:







[Consented to and accepted in              [Consented to and accepted in
accordance with subsec-                    accordance with subsec-
tions 10.1B(i) of the Credit               tions 10.1B(i) and (ii) of the Credit
Agreement                                  Agreement


DIMAC CORPORATION                          CREDIT SUISSE FIRST
                                           BOSTON,
                                           as Administrative Agent


By:_______________________                 By:__________________________
   Name:                                      Name:
   Title:]                                    Title:


                                    By:__________________________
                                       Name:
                                       Title:]




                                      XVI-8

                                  EXHIBIT XVII

                     [FORM OF COLLATERAL ACCOUNT AGREEMENT]

                          COLLATERAL ACCOUNT AGREEMENT



         This COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of June 26, 1998 and entered into by and between DMAC ACQUISITION CORP., a Delaware corporation ("Pledgor"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), as agent for and representative of (in such capacity herein called "Secured Party") the financial institutions ("Lenders") party to the Credit Agreement referred to below.


                             PRELIMINARY STATEMENTS

         A. Pursuant to that certain Credit Agreement dated as of June 26, 1998 (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Pledgor, DMAC Holdings, Inc., CSFB, as Administrative Agent, and CSFB, as Syndication Agent and Arranger, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgor.

         B. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and issue Letters of Credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:


SECTION 1. Certain Definitions.

         The following terms used in this Agreement shall have the following meanings:

                  "Collateral" means (i) the Collateral Account, (ii) all amounts on deposit from time to time in the Collateral Account, (iii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (iv) to the extent not covered by clauses (i) through (iii) above, all proceeds of any or all of the foregoing Collateral.




                                     XVII-1

                  "Collateral Account" means the restricted deposit account established and maintained by Secured Party pursuant to subsection 2(a).

                  "Secured Obligations" means all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement.


SECTION 2.  Establishment and Operation of Collateral Account.

         (a) Secured Party is hereby authorized to establish and maintain at its office at _____________________________________________, as a blocked account in the name of Secured Party and under the sole dominion and control of Secured Party, a restricted deposit account designated as "DMAC Acquisition Corp. Collateral Account".

         (b) The Collateral Account shall be operated in accordance with the terms of this Agreement.

         (c) All amounts at any time held in the Collateral Account shall be beneficially owned by Pledgor but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Pledgor shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.

         (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.






                                     XVII-2

SECTION 3.  Deposits of Cash Collateral.

         (a) All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of Pledgor) of immediately available funds in accordance with written wire transfer instructions provided to Pledgor by Secured Party. Pledgor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.

         (b) If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Pledgor is required to pay to Secured Party an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement or if Pledgor is required to cash collateralize Letters of Credit pursuant to subsection 2.4C(i) of the Credit Agreement, Pledgor shall deliver funds in such an amount for deposit in the Collateral Account in accordance with Section 3(a). Upon any drawing under any outstanding Letter of Credit in respect of which Pledgor has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event the amount deposited in the Collateral Account pursuant to this Section 3(b) exceeds the maximum amount available to be drawn under all Letters of Credit, Secured Party shall apply such excess amount then on deposit in the Collateral Account in accordance with subsection 2.4D of the Credit Agreement.

         (c) Pledgor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.


SECTION 4.  Pledge of Security for Secured Obligations.

         Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations.


SECTION 5. No Investment of Amounts in the Collateral Account; Interest on Amounts in the Collateral Account.

         (a) Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement.




                                     XVII-3

         (b) To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms.

         (c) Subject to Secured Party's rights under Section 12, any interest earned on deposits of cash in the Collateral Account in accordance with subsection 5(b) shall be deposited directly in, and held in the Collateral Account.


SECTION 6.  Representations and Warranties.

         Pledgor represents and warrants as follows:

                  (a) Ownership of Collateral. Pledgor is (or at the time of transfer thereof to Secured Party will be) the legal and beneficial owner of the Collateral from time to time transferred by Pledgor to Secured Party, free and clear of any Lien except for the security interest created by this Agreement.

                  (b) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor).

                  (c) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

                  (d) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is accurate and complete in all respects.


                                                     XVII-4

SECTION 7.  Further Assurances.

         Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (b) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's beneficial title to or Secured Party's security interest in all or any part of the Collateral.


SECTION 8.  Transfers and other Liens.

         Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.


SECTION 9.  Secured Party Appointed Attorney-in-Fact.

         Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor.


SECTION 10.  Secured Party May Perform.

         If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under subsection 10.2 of the Credit Agreement.


                                     XVII-5

SECTION 11.  Standard of Care.

         The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral or (b) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of like kind.

SECTION 12. Remedies.

         (a) If any Event of Default or Potential Event of Default shall have occurred and be continuing, Secured Party may (i) transfer any or all of the Collateral to an account established in Secured Party's name (whether at Secured Party or otherwise) or (ii) otherwise register title to any Collateral in the name of Secured Party or one of its nominees or agents, without reference to any interest of Pledgor.

         (b) If any Event of Default shall have occurred and be continuing, subject to the provisions of subsection 3(b), Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral).

         (c) If the proceeds of any disposition of the Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         (d) Anything contained herein to the contrary notwithstanding, any of the Collateral consisting of cash held by Secured Party in the Collateral Account shall be subject to Secured Party's rights of set-off under subsection
10.4 of the Credit Agreement.


                                     XVII-6

SECTION 13.  Continuing Security Interest; Transfer of Loans.

         This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party shall, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

SECTION 14.  Secured Party as Agent.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums held by Secured Party hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Secured Party), together with all records and other documents necessary or appropriate in connection


                                     XVII-7
with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.


SECTION 15.  Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16.  Notices.

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.


SECTION 17.  Failure or Indulgence Not Waiver; Remedies Cumulative.

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                                     XVII-8

SECTION 18.  Severability.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


SECTION 19.  Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20.  Governing Law; Terms.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.


SECTION 21.  Counterparts.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]





                                     XVII-9

         IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                      DMAC ACQUISITION CORP.



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:





                                     XVII-10

                                      CREDIT SUISSE FIRST BOSTON,
                                      as Secured Party



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:





                                     XVII-11

                                  EXHIBIT XVIII

                    [FORM OF CERTIFICATE RE NON-BANK STATUS]

                         CERTIFICATE RE NON-BANK STATUS



         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of October 22, 1998 (said Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified to the date hereof, being the "Credit Agreement"), by and among DIMAC Corporation, a Delaware corporation, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders ("Lenders"), Credit Suisse First Boston, as Administrative Agent for Lenders, Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent. Pursuant to subsection 2.7B(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.


                                      [NAME OF LENDER]


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:






                                     XVIII-1

                                   EXHIBIT XIX

                        [FORM OF PERMITTED SELLER PAPER]

                      ___% NON-NEGOTIABLE SUBORDINATED NOTE


[Insert Date]                                                       $ _________

                  [DIMAC CORPORATION] [DIMAC HOLDINGS, INC.], a Delaware corporation (the "Borrower"), hereby promises upon the terms and subject to the provisions hereof to pay to [NAME OF SELLER] (the "Holder"), the principal amount of [_______] Dollars ($_______).

         This % Non-Negotiable Junior Subordinated Note (the "Note") was issued pursuant to the Purchase Agreement (the "Purchase Agreement") dated as of [__________, [199_] [200_], between the Borrower and the Holder.

                  1. Definitions. As used herein, the following terms shall have the following meanings:

                  "Indebtedness" means (i) all obligations for borrowed money or for the deferred purchase price of property or services (including, without limitation, all obligations contingent or otherwise in connection with acceptance, letter of credit or similar facilities), (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments or securities, (iii) all indebtedness created or arising under any sale and leaseback arrangement, conditional sale or other title retention agreement with respect to property owned or acquired (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all rental obligations under capital leases to the extent not included in clause (iii) above, (v) all guarantees (direct or indirect), all contingent reimbursement obligations under undrawn letters of credit and all other contingent obligations in respect of, or obligations to purchase or otherwise acquire or to assure payment of, indebtedness of others and (vi) indebtedness of others secured by any lien upon property, whether or not assumed, but only to the extent of such property's fair market value.

                  "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  "Senior Agent" shall mean Credit Suisse First Boston, as Administrative Agent for the Lenders under the Senior Credit Agreement, and its successors in such capacity, or if there is then no acting Administrative Agent under the Senior Credit Agreement, financial institutions holding a majority in principal amount of the Senior Debt outstanding thereunder.

                  "Senior Credit Agreement" shall mean the Amended and Restated Credit


                                      XIX-1

Agreement, dated as of October 22, 1998, by and among the Borrower, [DIMAC Corporation] [DIMAC Holdings, Inc.], a Delaware corporation, Credit Suisse First Boston, as Administrative Agent and Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent and the financial institutions listed therein as Lenders, as amended, restated, modified or supplemented from time to time hereafter, together with any credit agreement or similar document from time to time executed by the Borrower to evidence any Refinancing (as defined in the definition of Senior Indebtedness) or successive Refinancings.

                  "Senior Indebtedness" shall mean (i) all Obligations (as defined in the Senior Credit Agreement) (including Contingent Obligations, as defined in the Senior Credit Agreement) now or hereafter incurred pursuant to and in accordance with the terms of the Senior Debt Documents, (ii) any additional Indebtedness incurred under or pursuant to the Senior Credit Agreement and the other Senior Debt Documents whether such Obligations or additional Indebtedness involve principal prepayment charges, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, whether or not allowed as a claim in such proceeding) indemnities or reimbursement of fees, expenses or other amounts, and (iii) any indebtedness incurred for the purpose of refinancing, restructuring, extending or renewing (collectively, "Refinancing") the obligations of the Borrower under the Senior Credit Agreement as set forth in clauses (i) and (ii) above.

                  "Senior Debt Documents" shall mean the Senior Credit Agreement and all other documents and instruments delivered or filed in connection with the creation or incurrence of any Senior Indebtedness (including, without limitation, the guaranty agreements executed and delivered by the subsidiaries of the Borrower in respect of the Obligations under the Senior Credit Agreement).

                  "Senior Lenders" shall mean the financial institutions party to the Senior Credit Agreement as "Lenders" from time to time.

                  2. Payment of Interest. Interest shall accrue on the unpaid principal amount of this Note from the date hereof at the rate of [ ]% per annum [NOT TO EXCEED ___%] (the "Interest Rate"), calculated on the basis of a 365 day year. The Borrower shall pay interest semi-annually in arrears on the fifteenth day of January and July in each year (each, an "Interest Payment Date") commencing on ____________, [199_][200_].

                  3. Payment of Principal.

                  (a) Scheduled Payment. Subject to the provisions of Section 4 hereof, on [_____________], [199_][200_] (the "Maturity Date"), the Borrower shall pay to the holder of this Note the entire principal amount of this Note, plus all accrued and unpaid interest hereon which is then unpaid.

                  (b) Optional Prepayments. Subject to the provisions of Section 4 hereof, the Borrower may, at any time and from time to time, without premium or penalty, prepay all or a portion of the unpaid principal amount of this Note, together with unpaid interest accrued since the preceding Interest Payment Date to which interest has been paid on such portion of the


                                      XIX-2
principal amount which it is prepaying; provided, that no such prepayment shall be made if such prepayment is then prohibited by the terms of any Senior Indebtedness. A prepayment of less than all of the unpaid principal amount of this Note shall not relieve the Borrower of its obligation to make the scheduled payment on this Note on the Maturity Date. Each partial payment under this Note shall first be credited to accrued and unpaid interest on the principal being prepaid, and the remainder shall be credited to principal. Whenever any payment to be made hereunder shall be due on a date which is not a business day, the payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of interest with respect to such payment

                  4. Subordination.

                  (a) Agreement to Subordinate. The Borrower and, by its acceptance hereof, each Holder agree that the indebtedness of the Borrower evidenced by this Note, whether for principal, interest or any other amount payable under or in respect hereof and all rights or claims arising out of or associated with such Indebtedness (the "Subordinated Obligations"), shall be junior and subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness, in accordance with the provisions of this Section 4. Each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance upon the agreements of the Borrower and the holder of this Note contained in this Section 4. The provisions of this Section 4 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder upon the insolvency, bankruptcy or reorganization of the Borrower. Any provision of this Note to the contrary notwithstanding (other than the provision contained in Section 6), the Borrower shall not make, and no Holder shall accept, any payment or prepayment of principal, or prepayment of other amounts due thereunder, of any kind whatsoever (including without limitation by distribution of assets, set off, exchange or any other manner) with respect to the Subordinated Obligations at any time when any of the Senior Indebtedness remains outstanding. Holder may receive interest payments in respect of the Subordinated Obligations in accordance with the terms of this Note except to the extent and at the times prohibited or restricted by the provisions of this Section 4. In no event shall the Holder commence any action or proceeding to contest the provisions of this Section 4 or the priority of the Liens (as defined in the Senior Credit Agreement) granted to the holders of the Senior Indebtedness by the Borrower. No Holder shall take, accept or receive any collateral security from the Borrower for the payment of the Subordinated Obligations.

                  (b) Liquidation, Dissolution, Bankruptcy. In the event of any insolvency, bankruptcy, dissolution, winding up, liquidation, arrangement, reorganization, marshalling of assets or liabilities, composition, assignment for the benefit of creditors or other similar proceedings relating to the Borrower, its debts, its property or its operations, whether voluntary or involuntary, including, without limitation the filing of any petition or the taking of any action to commence any of the foregoing (which, in the case of action by a third party, is not dismissed within 60 days) (a "Bankruptcy Event"), all Senior Indebtedness shall first be paid in full in cash or other immediately available funds before Holder shall be entitled to receive or retain any payment or distribution of assets of the Borrower with respect to any Subordinated Obligations. In the event of any such Bankruptcy Event, any payment or distribution of assets to which


                                      XIX-3

Holder would be entitled if the Subordinated Obligations were not subordinated to the Senior Indebtedness in accordance with this Section 4, whether in cash, property, securities or otherwise, shall be paid or delivered by the debtor, custodian, trustee or agent or other Person making such payment or distribution, or by the Holder if received by it, directly to the Senior Agent on behalf of the holders of the Senior Indebtedness for application to the payment of the Senior Indebtedness remaining unpaid, to the extent necessary to make payment in full in cash or other immediately available funds of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

                  (c) No Payments with Respect to Subordinated Obligations in Certain Circumstances.

                        (i) In circumstances in which Section 4(b) is not applicable, no payment of any nature (including, without limitation, any distribution of assets) in respect of the Subordinated Obligations (including, without limitation, pursuant to any judgment with respect thereto or on account of the purchase or redemption or other acquisition of Subordinated Obligations, by set off, prepayment exchange or other manner) shall be made by or on behalf of the Borrower if, at the time of such payment:

                                    (A) a default in the payment when due
                  (whether at the maturity thereof, or upon acceleration of maturity or otherwise and without giving effect to any applicable grace periods) of all or any portion of the Senior Indebtedness (whether of principal, interest or any other amount with respect thereto) shall have occurred, and such default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents; or

                                    (B) subject to the last sentence of this
                  Section 4(c), (x) the Borrower shall have received notice from the Senior Agent of the occurrence of one or more Events of Default (as defined in the Senior Credit Agreement) in respect of the Senior Indebtedness (other than payment defaults described in Section 4(c)(i)(A) above), (y) any such Event of Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents, and (z) 180 days shall not have elapsed since the date such notice was received.

                  The Borrower may resume payments (and may make any payments missed due to the application of Section 4(c)(i)) in respect of the Subordinated Obligations or any judgment with respect thereto:

                                    (A) in the case of a default referred to in
                  clause (A) of this Section 4(c)(i), upon a cure or waiver thereof in accordance with the terms of the Senior Debt Documents; or

                                    (B) in the case of an Event of Default or
                  Events of Default referred to in clause (B) of this Section 4(c)(i), upon the earlier to occur of (1) the cure or waiver of all such Events of Default in accordance with the terms of the Senior Debt Documents, or (2) the expiration of such period of 180 days.


                                      XIX-4

                  (ii) Following any acceleration of the maturity of any Senior Indebtedness and as long as such acceleration shall continue unrescinded and unannulled, such Senior Indebtedness shall first be paid in full in cash before any payment is made on account of or applied on the Subordinated Obligations.

                  (iii) The Borrower shall give prompt written notice to the Holder of (x) any default in respect of Senior Obligations referred to in Section 4(c)(i)(A) and (y) any notice of the type described in
         Section 4(c)(i)(B) from the Senior Agent.

                  (d) When Distribution Must Be Paid Over. In the event that Holder shall receive any payment or distribution of assets that Holder is not entitled to receive or retain under the provisions of this Note, Holder shall hold any amount so received in trust for the holders of Senior Indebtedness, shall segregate such assets from other assets held by Holder and shall forthwith turn over such payment or distribution (without liability for interest thereon) to the Senior Agent on behalf of the holders of Senior Indebtedness in the form received (with any necessary endorsement) to be applied to Senior Indebtedness.

                  (e) Exercise of Remedies. So long as any Senior Indebtedness is outstanding (including any loans, any letters of credit, any commitments to lend or any lender guarantees), Holder (solely in its capacity as a holder of this Note) shall not exercise any rights or remedies with respect to an Event of Default under this Note, including, without limitation, any action (l) to demand or sue for collection of amounts payable hereunder, (2) to accelerate the principal of this Note, or (3) to commence or join with any other creditor (other than the holder of a majority in principal amount of the Senior Indebtedness) in commencing any proceeding in connection with or premised on the occurrence of a Bankruptcy Event prior to the earlier of:

                                    (A) the payment in full in cash or other
                  immediately available funds of all Senior Indebtedness;

                                    (B) the initiation of a proceeding (other
                  than a proceeding prohibited by clause (3) of this Section 4(e)) in connection with or premised upon the occurrence of a Bankruptcy Event;

                                    (C) the expiration of 180 days immediately
                  following the receipt by the Senior Agent of notice of the occurrence of such Event of Default from the Holder; and

                                    (D) the acceleration of the maturity of the
                  Senior Indebtedness; provided, however, that if, with respect to (B) and (D) above, such proceeding or acceleration, respectively, is rescinded, or with respect to (C) above, during such 180-day period such Event of Default has been cured or waived, the prohibition against taking the actions described in this section 4(e) shall automatically be reinstated as of the date of the rescission, cure or waiver, as applicable. In all events, unless an event described in clause (A), (B) or (D) above has occurred and not been rescinded, the Holder shall give thirty (30) days prior written notice to the Senior

                                      XIX-5

Agent before taking any action described in this Section 4(e), which notice shall describe with specificity the action that the Holder in good faith intends to take.

                  (f) Acceleration of Payment of Note. If this Note is declared due and payable prior to the Maturity Date, no direct or indirect payment that is due solely by reason of such declaration shall be made, nor shall application be made of any distribution of assets of the Borrower (whether by set off or in any other manner, including, without limitation, from or by way of collateral) to the payment, purchase or other acquisition or retirement of this Note, unless, in either case, (i) all amounts due or to become due on or in respect of the Senior Indebtedness shall have been previously paid in full in cash, (ii) all commitments to lend under Senior Indebtedness shall have been terminated,
(iii) all letters of credit shall have been cancelled or otherwise terminated,
(iv) all guarantees constituting Senior Indebtedness shall have been terminated and (v) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero.

                  (g) Proceedings Against Borrower. So long as any Senior Indebtedness is outstanding (including any loans, any commitments to lend, any letters of credit or any lender guarantees, Holder (solely in its capacity as a holder of this Note) shall not commence any bankruptcy, insolvency, reorganization or other similar proceeding against Borrower.

                  (h) Amending Senior Indebtedness. Any holder of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to Holder (i) modify or amend the terms of the Senior Indebtedness provided that such Senior Indebtedness cannot be extended or renewed past [** December 31, 2007 **], (ii) sell, exchange, release, fail to perfect a lien on or a security interest in or otherwise in any manner deal with or apply any property pledged or mortgaged to secure, or otherwise securing, Senior Indebtedness, (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness, (iv) exercise or refrain from exercising any rights against Borrower or any other person, (v) apply any sums by whomever paid or however realized to Senior Indebtedness or (vi) take any other action that might be deemed to impair in any way the rights of the holder of this Note. Any and all of such actions may be taken by the holders of Senior Indebtedness without incurring responsibility to Holder and without impairing or releasing the obligations of Holder to the holders of Senior Indebtedness.

                        (i) Certain Rights in Bankruptcy. Holder hereby irrevocably authorizes and empowers each holder of Senior Indebtedness (and its representative or representatives) to demand, sue for, collect and receive all payments and distributions under the terms of this Note, to file and prove all claims (including claims in bankruptcy) relating to this Note, to exercise any right to vote arising with respect to this Note and any claims hereunder in any bankruptcy, insolvency or similar proceeding and take any and all other actions in the name of Holder (solely in its capacity as a holder of this Note), as such holder of Senior Indebtedness determines to be necessary or appropriate.

                  (j) Subrogation. No payment or distribution to any holder of Senior Indebtedness pursuant to the provisions of this Note shall entitle Holder to exercise any right of subrogation in respect thereof until (i)(1) all Senior Indebtedness shall have been paid in full in


                                      XIX-6
cash, (2) all commitments to lend under Senior Indebtedness shall have been terminated, (3) all letters of credit shall have been cancelled or otherwise terminated, (4) all guarantees constituting Senior Indebtedness shall have been terminated and (5) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero or (ii) all holders of Senior Indebtedness have consented in writing to the taking of such action.

                  (k) Relative Rights. The provisions of this Section 4 are for the benefit of the holders of Senior Indebtedness (and their successors and assigns) and shall be enforceable by them directly against Holder. Holder acknowledges and agrees that any breach of the provisions of this Section 4 will cause irreparable harm for which the payment of monetary damages may be inadequate. For this reason, Holder agrees that, in addition to any remedies at law or equity to which a holder of the Senior Indebtedness may be entitled, a holder of the Senior Indebtedness will be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Section 4 and/or to compel specific performance of such provisions. The provisions of this
Section 4 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the occurrence of a Bankruptcy Event or otherwise, all as though such payment had not been made. The provisions of this Section 4 are not intended to impair and shall not impair as between Borrower and Holder, the obligation of Borrower, which is absolute and unconditional, to pay Holder all amounts owing under this Note.

                  (l) Reliance on Orders and Decrees. Subject to the provisions of Section 4(d) hereof, upon any payment or distribution of assets of Borrower, whether in cash, property, securities or otherwise, Holder shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to Holder for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

                  5. Events of Default.

                  (a) Definition. The following shall be an "Event of Default" under this Note;

                           (i) the Borrower shall fail to make any payment of interest on this Note when the same shall become due and payable and such failure shall continue for a period of 5 days;

                           (ii) the Borrower shall fail to make any payment of the principal of this Note when the same shall become due and payable, whether on the Maturity Date or otherwise;

                           (iii) (A) the Borrower shall commence any case, proceeding or action


                                      XIX-7

         (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or
         (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, (B) the Borrower shall make a general assignment for the benefit of its creditors, (C) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (A) above which shall not have been vacated or discharged within 60 days from the commencement thereof, or (iv) a court shall enter a decree or order for relief in any involuntary case under Title 11 of the United States Code, as amended from time to time, or any applicable bankruptcy or similar law now or hereafter in effect, which decree or order is not stayed, vacated, discharged, or bonded pending appeal within 60 days from the entry thereof; or

                           (iv) the acceleration of the maturity of the Senior Indebtedness.

                  (b) Remedies. If an Event of Default shall occur and be continuing, then, subject to the provisions of Section 4, the Holder may, upon written notice to the Borrower, declare all amounts owing under this Note to be immediately due and payable.

                  Subject to the immediately preceding paragraph and to Section 4 above, the Holder shall also have all other rights in respect of this Note following the occurrence and during the continuance of an Event of Default which are available pursuant to applicable law or in equity.

                  [6. Right of Set-Off. Anything in this Note to the contrary notwithstanding, nothing in this Note shall preclude the Borrower from timely exercising such Borrower's right pursuant to Section ______ of the Purchase Agreement to set-off indemnification claims against this Note and/or interest payments under this Note.]

                  7. No Presentment. The Borrower, for itself and any guarantors hereof, and their successors and assigns, waives presentment, demand, protest and notice thereof or of dishonor, and waives any right to be released by reason of any extension of time or change in the terms of payment.

                  8. Amendment. So long as any Senior Indebtedness (including any letter of credit or lender guarantee) is outstanding or there is a commitment to lend any Senior Indebtedness (including any commitment under the Senior Debt Documents) the terms of this Note may be amended only with the consent of the Senior Agent. Subject to the foregoing, without the consent of the Senior Agent hereof, this Note may be amended by the Borrower and the Holder to cure any ambiguity, defect or inconsistency that does not affect the subordination provisions hereof or the rights of the Senior Lenders.

                  9. Cancellation. After all unpaid principal and interest owed on this Note has been paid in full, this Note shall be surrendered to the Borrower for cancellation and shall


                                      XIX-8
not be reissued.

                  10. Transfer Restrictions: Acknowledgment of Security Interest. This Note shall not be transferrable by the Holder hereof without the prior written consent of the Borrower (which consent shall not be unreasonably withheld). The Holder hereby acknowledges, and agrees to, the Borrower's grant of its interest herein to the Lenders under the Credit Agreement, dated as of the date hereof, to collaterally secure the Borrower's obligations under such Credit Agreement.

                  11. Payment of Expenses. The Borrower agrees to pay all costs and expenses (including reasonable attorneys' fees) reasonably incurred by the Holder after the occurrence and during the continuance of an Event of Default in enforcing any obligations under this Note or in collecting any payments due from Borrower under this Note (including in connection with a bankruptcy or insolvency proceeding with respect to the Borrower).

                  12. Governing Law. The construction, validity and interpretation of this Note shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  13. Descriptive Headings. The descriptive headings of this Note are inserted for convenience only, and do not constitute a part of this Note.


                  [Remainder of page intentionally left blank.]




                                      XIX-9

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first written above.

                               [DIMAC CORPORATION]
                               [DIMAC HOLDINGS, INC.]


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:



Agreed:

[NAME OF SELLER]



By:
   -------------------------------
    Name:
    Title:



                                     XIX-10

                                   EXHIBIT XX

                               [FORM OF MORTGAGE]

                MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                    AND LEASES AND FIXTURE FILING ([*STATE*])

                  THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING ([*STATE*]) (this "Mortgage") is dated as of October 22, 1998 by and from AMERICOMM DIRECT MARKETING, INC., a Delaware corporation ("Mortgagor"), whose address is c/o DIMAC Corporation, 5775 Peachtree Dunwoody Road, Suite C150, Atlanta, Georgia 30342 to CREDIT SUISSE FIRST BOSTON ("CSFB"), as Administrative Agent (in such capacity "Agent") for the Lenders listed in the Credit Agreement (defined below) and all successor Administrative Agents and assigns (Agent and all successor Agents and assigns, "Mortgagee"), having an address at 11 Madison Avenue, New York, New York 10010-3629.


                                   ARTICLE I.
                                   DEFINITIONS

                  Section A. Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Amended and Restated Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among DIMAC CORPORATION, a Delaware corporation, as borrower ("Borrower"), DIMAC HOLDINGS, INC., as a guarantor, the lenders listed on the signature pages thereof ("Lenders"),CSFB, as administrative agent and arranger, WARBURG DILLON READ LLC, as syndication agent, and FIRST UNION NATIONAL BANK, as documentation agent. As used herein, the following terms shall have the following meanings:

                  1. "Indebtedness": (1) All (a) principal indebtedness of Borrower to Mortgagee and the Lenders, together with interest thereon, under the Term A Loans, the Term B Loans, the Term C Loans, the Revolving Loans and the Swing Line Loans, as evidenced by the Term A Notes, the Term B Notes, the Term C Notes, the Revolving Notes and the Swing Line Note (such Notes and any and all modifications, substitutions, extensions, renewals and replacements thereof are collectively referred to herein as the "Mortgage Notes") of even date herewith, and (b) other amounts evidenced or secured by the Loan Documents, including without limitation, reimbursement obligations in respect of Letters of Credit, together with interest thereon and other amounts payable with respect thereto, and (c) principal, interest and other amounts including without limitation future or additional advances, which may hereafter be loaned by Mortgagee or the Lenders or any of them under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, the full and prompt payment of which has been guaranteed by Mortgagor pursuant to the terms of a Subsidiary Guaranty dated as of June 26, 1998, a counterpart of which was executed by Mortgagor as of even date hereof and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Mortgagor or Borrower to Mortgagee or the Lenders under documents which recite that they are intended to be secured by this Mortgage. Pursuant to the Credit Agreement, the Lenders have agreed to provide Borrower with a revolving credit facility, which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Lenders, all upon satisfaction of certain conditions stated in the Credit Agreement. The amount of such revolving credit facility may increase and decrease from time to time as the Lenders advance, Borrower repays, and the Lenders re-advance sums on account of the revolving credit, all as more fully described in the Credit Agreement. Additionally, pursuant to the Credit Agreement, Borrower will enter into Lender Interest Rate Agreements. The term "Indebtedness" shall include any and all advances and re-advances under the revolving credit feature of the Credit Agreement and any and all amounts under the Lender Interest Rate Agreements entered into with one or more of the Lenders or any Affiliates thereof.

                  2. "Mortgaged Property": All of Mortgagor's interest in (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Mortgagor (the "Land"), (2) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the "Improvements"; the Land and Improvements are collectively referred to as the "Premises"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities now owned or hereafter acquired by Mortgagor, whether or not situated in easements (the "Fixtures"), (4) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property (the "Deposit Accounts"), (5) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"), (6) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "Rents"), (7) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the "Property Agreements"), (8) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (9) all property tax refunds (the "Tax Refunds"), (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the "Proceeds"), (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the "Insurance"), and (12) all of Mortgagor's right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or tangible personal property affixed to, placed upon, used in connection with, arising from or otherwise related to, the Premises (the "Condemnation Awards"). As used in this Mortgage, the term "Mortgaged Property" shall mean all or, where the context permit or requires, any portion of the above or any interest therein.

                  3. "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations of Mortgagor (including, without limitation, the obligation to repay the Indebtedness) under the Subsidiary Guaranty, the Credit Agreement and the other Loan Documents.

                  4. "UCC": The Uniform Commercial Code of [**State**] or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than [**State**], then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE II.
                                      GRANT

                  Section A. Grant. [** For Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and **] to secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Mortgagee, for the benefit of the Lenders, the Mortgaged Property, subject, however, to the Permitted Encumbrances and other Liens permitted pursuant to the Credit Agreement, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, for the benefit of the Lenders, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee, for the benefit of the Lenders.

                                  ARTICLE III.
                    WARRANTIES, REPRESENTATIONS AND COVENANTS

                  Mortgagor warrants, represents and covenants to Mortgagee, for the benefit of the Lenders, as follows:

                  Section A. Title to Mortgaged Property and Lien of this Instrument. Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances and other Liens permitted pursuant to the Credit Agreement. This Mortgage creates a valid, enforceable First Priority Lien and security interest against the Mortgaged Property.

                  Section B. First Lien Status. Mortgagor shall preserve and protect the First Priority Lien and security interest status of this Mortgage and the other Loan Documents. If any lien or security interest (other than the Permitted Encumbrances, other Liens permitted pursuant to the Credit Agreement or this Mortgage) is asserted against the Mortgaged Property,

Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms) promptly after Mortgagor has notice thereof, and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).

                  Section C. Payment and Performance. Mortgagor shall perform the Obligations in full when they are required to be performed.

                  Section D. Replacement of Fixtures. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is permitted under the Credit Agreement or first approved in writing by Mortgagee.

                  Section E. Other Covenants. All of the covenants of Borrower in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land.

                  Section F. Condemnation Awards and Insurance Proceeds.

                           1. Condemnation Awards. Mortgagor assigns all awards
and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee, for the benefit of the Lenders, and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.

                           2. Insurance Proceeds. Mortgagor assigns to
Mortgagee, for the benefit of the Lenders, all of Mortgagor's right, title and interest in all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly, except to the extent provided otherwise in the Credit Agreement. Such proceeds shall be applied as required by the Credit Agreement.

                                   ARTICLE IV.

                             [Intentionally Omitted]

                                   ARTICLE V.
                             DEFAULT AND FORECLOSURE

                  Section A. Remedies. If an Event of Default exists, Mortgagee may, at Mortgagee's election, exercise any or all of the following rights, remedies and recourses:

                  1. Acceleration. The Indebtedness shall automatically become immediately due and payable, if required by the Credit Agreement and in accordance with the Credit Agreement, or if the Credit Agreement does not require automatic acceleration, Mortgagee may declare the Indebtedness to be immediately due and payable, pursuant to and in accordance with the Credit Agreement, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

                  2. Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

                  3. Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alternations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 5.7.

                  4. Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage, either by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee or any of the Lenders may be a purchaser at such sale and if Mortgagee is the highest bidder, Mortgagee may credit the portion of the purchase price that would be distributed to Mortgagee against the Indebtedness in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

                  5. Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.

                  6. Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

                  Section B. Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

                  Section C. Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee and the Lenders shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee or the Lenders, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee or the Lenders in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

                  Section D. Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a First Priority Lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

                  Section E. Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) except as provided in the Credit Agreement, all notices of any Event of Default or of Mortgagee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

                  Section F. Discontinuance of Proceedings. If Mortgagee or the Lenders shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or the Lenders shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee or the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee or the Lenders shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or the Lenders thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

                  Section G. Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

                  1. to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) reasonable attorneys' and accountants' fees and expenses, and (4) reasonable costs of advertisement;

                  2. to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Mortgagee in its sole discretion may determine; and

                  3. the balance, if any, to the payment of the Persons legally entitled thereto.

                  Section H. Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

                  Section I. Additional Advances and Disbursements; Costs of Enforcement.

                  1. If any Event of Default exists, Mortgagee and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All reasonable sums advanced and reasonable expenses incurred at any time by Mortgagee or any Lender under this
Section 5.9, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Mortgage.

                  2. Mortgagor shall pay all reasonable expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee or the Lenders in respect thereof, by litigation or otherwise.

                  Section J. No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Mortgagee or the Lenders under the Loan Documents, at law or in equity shall cause Mortgagee or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE VI.
                         ASSIGNMENT OF RENTS AND LEASES

                  Section A. Assignment. In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee, for the benefit of the Lenders, all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

                  Section B. Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage Mortgagee's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "Bankruptcy Code"), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

                  Section C. Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

                  Section D. No Merger of Estates. So long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

                                  ARTICLE VII.
                               SECURITY AGREEMENT

                  Section A. Security Interest. This Mortgage constitutes a "security agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Deposit Accounts, Leases, Rents, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Mortgagor grants to Mortgagee, for the benefit of the Lenders, a First Priority security interest in the Fixtures, Deposit Accounts, Leases, Rents, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, Deposit Accounts, Leases, Rents, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

                  Section B. Financing Statements; Chief Executive Office. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee's security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. All such financing statements required to be executed and delivered shall disclose all such UCC information to be provided on Exhibit B, attached hereto and incorporated herein by this reference.

                  Section C. Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

                                  ARTICLE VIII.

                             [Intentionally Omitted]

                                   ARTICLE IX.
                                  MISCELLANEOUS

                  Section A. Notices. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 10.8 of the Credit Agreement.

                  Section B. Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Mortgagor" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

                  Section C. Change in Tax Law. Upon the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (i) deducting or allowing Mortgagor to deduct from the value of the Mortgaged Property for the purpose of taxation any lien or security interest thereon or (ii) subjecting Mortgagee or any of the Lenders to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Indebtedness or Mortgagee, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Indebtedness, or to reduce the amount of any payments receivable hereunder, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee and the Lenders additional amounts to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful, or taxable to Mortgagee, or would constitute usury or render the Indebtedness wholly or partially usurious under applicable law, then Mortgagee or the Requisite Lenders may, at their option, declare the Indebtedness immediately due and payable or require Mortgagor to pay or reimburse Mortgagee or the Lenders for payment of the lawful and non-usurious portion thereof.

                  Section D. Mortgage Tax. Mortgagor shall (i) pay when due any tax imposed upon it or upon Mortgagee or any Lender pursuant to the tax law of the state in which the Mortgaged Property is located in connection with the execution, delivery and recordation of this Mortgage, and (ii) prepare, execute and file any form required to be prepared, executed and filed in connection therewith.

                  Section E. Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact with full power of substitution, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Fixtures, Deposit Accounts, Leases, Rents, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder, however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any reasonable sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the rate or rates at which interest is then computed on the Indebtedness; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and
(4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.5.

                  Section F. Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Except as otherwise permitted by the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

                  Section G. No Waiver. Any failure by Mortgagee or the Lenders to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee and the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

                  Section H. Credit Agreement. If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.

                  Section I. Release or Reconveyance. Upon payment in full of the Loans and all other then accrued Indebtedness or upon a sale of the Mortgaged Property in accordance with the provisions of the Credit Agreement, Mortgagee, at Mortgagor's reasonable expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor.

                  Section J. Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

                  Section K. Applicable Law. The provisions of this Mortgage regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Mortgage shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.


                  Section L. Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

                  Section M. Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                  Section N. Reduction Of Secured Amount. In the event that the amount secured by the Mortgage is less than the aggregate Indebtedness evidenced by the Mortgage Notes, then the amount secured shall be reduced only by the last and final sums that Mortgagor or Borrower repays with respect to the Indebtedness and shall not be reduced by any intervening repayments of the Indebtedness. So long as the balance of the Indebtedness exceeds the amount secured, any payments of the Indebtedness shall not be deemed to be applied against, or to reduce, the portion of the Indebtedness secured by this Mortgagor. Such payments shall instead be deemed to reduce only such portions of the Indebtedness as are secured by other collateral located outside of the state in which the Mortgaged Property is located or are unsecured.


                                   ARTICLE X.

                             [Intentionally Omitted]

         IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.



                  MORTGAGOR:                AMERICOMM DIRECT MARKETING, INC.,
                                            a Delaware corporation


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF NEW YORK      )

On the ____ day of October in the year 1998 before me, the undersigned, a notary public in and for said state, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence (New York Driver License No. _______________) to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



-----------------------------------------------------------
                  (Signature and office of individual taking acknowledgement)



                  ------------------------------------------
                  (Print Name:)

                                    EXHIBIT A


Legal Description of premises located at:            [** TO BE COMPLETED **]





                                      A-1-1

                                    EXHIBIT B

                                 UCC INFORMATION


Debtor:
Name:                                           AmeriComm Direct Marketing, Inc.
Corporate Structure:                            a Delaware corporation
Notice Address:                                 c/o DIMAC Corporation
                                                   5775 Peachtree Dunwoody Road
                                                   Suite C150
                                                   Atlanta, Georgia 30342


State in which Mortgagor's
Chief Executive Office is
located:                                              [**       **]


Secured Party:

Credit Suisse First Boston,
  as Administrative Agent
11 Madison Avenue
New York, New York 10010-3629
Attn:   Jonathan Safran


Secured Party acts as Administrative Agent for the Lenders party from time to time to the Credit Agreement. Information regarding the security interest held by the Lenders, for which Secured Party acts as Administrative Agent, may be obtained by contacting Secured Party at the address set forth above.


                                    Exh. B-1

                                   EXHIBIT XXI

                      [FORM OF ACKNOWLEDGEMENT AND CONSENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT]


              This ACKNOWLEDGEMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Acknowledgement and Consent" ) is dated as of October 22, 1998 and entered into by the undersigned, and is made with reference to that certain Amended and Restated Credit Agreement dated as of the date hereof (the "Restated Credit Agreement" ), by and among DIMAC Corporation, a Delaware corporation ("Company" ), DIMAC Holdings, Inc., a Delaware corporation ("Holdings" ), the financial institutions listed on the signature pages attached thereto each individually referred to herein as a "Lender" and collectively as "Lenders" ), Credit Suisse First Boston ("CSFB" ), as Administrative Agent, CSFB, as Arranger, Warburg Dillon Read LLC ("WDR" ), as Syndication Agent and First Union National Bank ("First Union" ), as Documentation Agent, which amends and restates that certain Credit Agreement dated as of June 26, 1998, as amended on July 29, 1998 (as so amended and as it may be heretofore have been further amended, restated supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement") by and among Company, the lenders party thereto, CSFB, as administrative agent, WDR, as syndication agent and First Union, as documentation agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Restated Credit Agreement.

                                     XXI-1

              Company is a party to the Pledge Agreement, Security Agreement and Collateral Account Agreement, in each case as amended through the Effective Date, pursuant to which Company has secured the Obligations of the Company by granting to the Administrative Agent (for the benefit of the Agents and Lenders, (i) a first priority lien on substantially all of its property and (ii) a first priority pledge of all the capital stock of its direct Subsidiaries. Holdings is a party to the Holdings Guaranty and Pledge Agreement, in each case as amended through the Effective Date, pursuant to which such Holdings has granted to the Administrative Agent, for the benefit of Agents and Lenders, (i) a first priority lien on substantially all of its respective property and (ii) a first priority pledge of all the capital stock of its direct Subsidiaries to secure the obligations of Holdings under the Holdings Guaranty. Each of the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each, a "Subsidiary Guarantor" ) is a party to the Subsidiary Guaranty, Pledge Agreement and Security Agreement, in each case as amended through the Effective Date, pursuant to which such Subsidiary Guarantor has granted to the Administrative Agent, for the benefit of the Agents and Lenders, (i) a first priority lien on substantially all of its respective property and (ii) a first priority pledge of all the capital stock of its direct Subsidiaries to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Certain of the Subsidiary Guarantors are parties to the Closing Date Mortgages, pursuant to which each such Subsidiary Guarantor has granted to Administrative Agent, for the benefit of the Agents and Lenders a first priority lien on the Closing Date Properties to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Company, Holdings and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty, Holdings Guaranty, Pledge Agreement, Security Agreement, Closing Date Mortgages and Collateral Account Agreement are collectively referred to herein as the "Credit Support Documents".

              Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Restated Credit Agreement and consents to the amendment and restatement of the Existing Credit Agreement effected pursuant to the Restated Credit Agreement. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations", "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations, Guarantied Obligations or Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Restated Credit Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the Effective Date, the definition of "Obligations" contained in the Restated Credit Agreement includes the obligations of Company under the Term A Notes, Term B Notes, Term C Notes, Revolving Notes and Swing Line Note which amend and restate the Notes (as such term is defined in the Existing Credit Agreement).

              Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and

                                     XXI-2
that all of its obligations thereunder (which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Acknowledgment and Consent. Each Credit Support Party represents and warrants that all representations and warranties contained in the Restated Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

              Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Acknowledgment and Consent, such Credit Support Party is not required by the terms of the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) to consent to the amendments to the Existing Credit Agreement effected pursuant to the Restated Credit Agreement and (ii) nothing in the Restated Credit Agreement, this Acknowledgement and Consent or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Restated Credit Agreement.

              THIS ACKNOWLEDGEMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE UNDERSIGNED SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                                      XXI-3

              IN WITNESS WHEREOF, the undersigned have caused this Acknowledgement and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                          DIMAC CORPORATION


                                  By:
                                     ---------------------------------
                                      Name:
                                      Title:

HOLDINGS:                         DIMAC HOLDINGS, INC.


                                  By:
                                      --------------------------------
                                      Name:
                                      Title:



                                  Notice Address for Company and Holdings:
                                  5775 Peachtree Dunwoody Road
                                  Suite C150
                                  Atlanta, Georgia 30342
                                  Attn: Chief Financial Officer

                                  and a copy to:

                                  White & Case
                                  1155 Avenue of the Americas
                                  New York, NY 10036
                                  Attn:  Frank L. Schiff, Esq.




                                      XXI-4

SUBSIDIARY
GUARANTORS:                                     DIMAC MARKETING CORP.
                                          PALM COAST DATA INC.
                                          THE MCCLURE GROUP INC.
                                          WILCOX & ASSOCIATES INC.
                                          MBS/MULTIMODE INC.
                                          DIMAC DIRECT INC.



                                          BY:
                                             ----------------------------
                                             Name:
                                             Title:


                                          Notice Address for all Subsidiary
                                          Guarantors:

                                          c/o AmeriComm Holdings, Inc.
                                          5775 Peachtree Dunwoody Road
                                          Suite C150
                                          Atlanta, Georgia 30342
                                          Attn: Chief Financial Officer


                                      XXI-5